UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

OncoCyte Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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May __, 2020

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of OncoCyte Corporation which will be held on Wednesday, June 17, 2020 at 10:00 a.m. Pacific Time at OncoCyte’s the principal offices 15 Cushing, Irvine, California 92618 or online through www.______________ .

The Notice and Proxy Statement on the following pages contain details concerning the business to come before the meeting and instructions on how to gain admission to the Annual Meeting in person or online. Management will report on current operations, and there will be an opportunity for discussion concerning OncoCyte and its activities. Please sign and return your proxy card in the enclosed envelope to ensure that your shares will be represented and voted at the meeting even if you cannot attend. You are urged to sign and return the enclosed proxy card even if you plan to attend the meeting.

I look forward to personally meeting all shareholders who are able to attend.

Albert P. Parker

Chief Operating Officer and Secretary

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held June 17, 2020

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of OncoCyte Corporation (the “Meeting”) will be held at OncoCyte’s principal office 15 Cushing, Irvine, California 92618 on Wednesday, June 17, 2020 at 10:00 a.m. Pacific Time for the following purposes:

1. To elect six (6) directors to hold office until the next Annual Meeting of Shareholders and until their respective successors are duly elected and qualified. The nominees of the Board of Directors are: Ronald Andrews, Andrew Arno, Melinda Griffith, Alfred D. Kingsley, Andrew J. Last, and Cavan Redmond;

2. To ratify the appointment of OUM & Co. LLP as OncoCyte’s independent registered public accountants for the fiscal year ending December 31, 2020;

3. To approve a proposed reincorporation merger pursuant to which the Company will change the state of its incorporation from California to Delaware (the “Reincorporation”);

4. To approve an amendment to our Articles of Incorporation to increase the total number of authorized shares of common stock, no par value, that we may issue from 85,000,000 shares to 150,000,000 shares (the “Common Stock Amendment”);

5. To approve the adjournment of the meeting if a quorum is not present or to provide additional time to solicit proxies for approval of the Reincorporation and the Common Stock Amendment; and

6. To transact such other business as may properly come before the meeting or any adjournments of the meeting.

The Board of Directors has fixed the close of business on May 12, 2020 as the record date for determining shareholders entitled to receive notice of and to vote at the Meeting or any postponement or adjournment of the meeting.

This year we have made arrangements for our shareholders to attend and participate at the Meeting through an online electronic video screen communication if they wish at www.________________ . If you wish to attend the Meeting in person or online you will need to gain admission in the manner described in the Proxy Statement.

Whether or not you expect to attend the meeting in person or online, you are urged to sign and date the enclosed form of proxy and return it promptly so that your shares may be represented and voted at the meeting. If you should be present at the meeting, your proxy will be returned to you if you so request.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SUBMIT YOUR PROXY PROMPTLY BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD.

Important Notice Regarding the Availability of Proxy Materials

for the Shareholder Meeting to be Held June 17, 2020.

The Letter to Shareholders, Notice of Meeting and Proxy Statement, and Annual Report on Form 10-K,

are available at: https://materials.proxyvote.com/68235C

By Order of the Board of Directors,

Albert P. Parker

Chief Operating Officer and Secretary

Irvine, California

May ___, 2020

PRELIMINARY PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

To Be Held on Wednesday, June 17, 2020

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS

AND THE ANNUAL MEETING

Q: Why have I received this Proxy Statement?

We are holding our Annual Meeting of Shareholders (the “Meeting”) for the purposes stated in the accompanying Notice of Annual Meeting, which include (1) electing directors, (2) ratifying the appointment of our independent registered public accountants; (3) approving a reincorporation merger pursuant to which Oncocyte will change the state of its incorporation from California to Delaware (the “Reincorporation Proposal”); (4) approving an amendment to our Articles of Incorporation to increase the total number of authorized shares of common stock, no par value, that we may issue from 85,000,000 shares to 150,000,000 shares (“Common Stock Amendment Proposal”), and (5) approving an adjournment of the Meeting for up to thirty days if a quorum is not present or if Oncocyte determines to solicit additional proxies for approval of the Reincorporation Proposal or the Common Stock Amendment Proposal (the “Adjournment Proposal”). At the Meeting, our management will also report on current operations, and there will be an opportunity for discussion concerning Oncocyte and its activities. This Proxy Statement contains information about those matters, relevant information about the Meeting, and other information that we are required to include in a proxy statement under the Securities and Exchange Commission’s (“SEC”) regulations.

Q: Who is soliciting my proxy?

The accompanying proxy is solicited by the Board of Directors of OncoCyte Corporation, a California corporation, for use at the Annual Meeting of Shareholders to be held at 10:00 a.m. Pacific Time on Wednesday, June 17, 2020 at its principal offices 15 Cushing, Irvine, California 92618 and via an online electronic video screen communication.

Q: Who is entitled to vote at the Meeting?

Only shareholders of record at the close of business on May 12, 2020, which has been designated as the “record date,” are entitled to notice of and to vote at the Meeting. On that date, there were __________ shares of Oncocyte common stock, no par value, issued and outstanding, which constitutes the only class of Oncocyte voting securities outstanding.

Q: What percentage of the vote is required to elect directors or to approve the other matters that are being presented for a vote by shareholders?

Directors will be elected by the affirmative vote of a majority of the shares of common stock represented and voting at the Meeting at which a quorum is present, provided that the shares voting affirmatively also constitute at least a majority of the required quorum. Approval of the Reincorporation Proposal and the Common Stock Amendment Proposal each require the affirmative vote of a majority of shares of our common stock issued, outstanding, and entitled to vote on the record date. All other matters to be presented for a vote at the Meeting will require the affirmative vote of a majority of the shares of common stock present and voting on the matter at the Meeting, provided that the affirmative vote cast constitutes a majority of a quorum. A quorum consists of a majority of the outstanding shares of common stock entitled to vote. Notwithstanding the foregoing, if a quorum is not present the Meeting may be adjourned by a vote of a majority of the shares present in person or by proxy.

Q: How many votes do my shares represent?

Each share of Oncocyte common stock is entitled to one vote in all matters that may be acted upon at the Meeting. Under the Company’s Amended and Restated Bylaws cumulative voting will not be available in the election of directors.

Q: What are my choices when voting?

In the election of directors, you may vote for all nominees or you may withhold your vote from one or more nominees. For each other proposal described in this Proxy Statement, you may vote for the proposal, vote against the proposal, or abstain from voting on the proposal. Properly executed proxies in the accompanying form that are received at or before the Meeting will be voted in accordance with the directions noted on the proxies.

Q: What if I abstain from voting on a matter?

If you check the “abstain” box in the proxy form, or if you attend the Meeting without submitting a proxy and you abstain from voting on a matter, or if your shares are subject to a “broker non-vote” on a matter, your shares will be deemed to have not voted on that matter in determining whether the matter has received an affirmative vote sufficient for approval. Please see “What if I do not specify how I want my shares voted?” below for additional information about broker non-votes.

Q: How can I vote at the Meeting?

If you are a shareholder of record and you attend the Meeting in person, you may vote your shares at the Meeting by completing a ballot at the Meeting. If you are a shareholder of record and you attend the meeting online, you may vote your shares at the meeting in the manner provided for internet voting. However, if you are a “street name” holder, you may vote your shares in person or online only if you obtain a signed proxy from your broker or nominee giving you the right to vote your shares. Please refer to additional information in the “How to Attend the Annual Meeting” portion of this Proxy Statement.

Even if you currently plan to attend the Meeting in person or online, we recommend that you also submit your proxy first so that your vote will be counted if you later decide not to attend the Meeting.

Q: Can I still attend and vote at the Meeting if I submit a proxy?

You may attend the Meeting and vote in person or you may attend through online participation whether or not you have previously submitted a proxy. If you previously gave a proxy, your attendance at the Meeting in person or online will not revoke your proxy unless you also vote in person at the Meeting or you vote through internet voting during your online participation at the Meeting.

Q: Can I change my vote after I submit my proxy form?

You may revoke your proxy at any time before it is voted. If you are a shareholder of record and you wish to revoke your proxy you must do one of the following things:

●	deliver to the Secretary of Oncocyte a written revocation; or

●	deliver to the Secretary of Oncocyte a signed proxy bearing a date subsequent to the date of the proxy being revoked; or

●	attend the Meeting and vote in person or through internet voting during online participation.

If you are a “beneficial owner” of shares “held in street name” you should follow the directions provided by your broker or other nominee regarding how to revoke your proxy.

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Q: What are the Board of Directors’ recommendations?

The Board of Directors recommends that our shareholders vote FOR (1) each nominee for election as a director, (2) approval of the appointment of OUM & Co., LLP as our independent registered public accountants for the fiscal year ending December 31, 2020, (3) approval of the Reincorporation Proposal, (4) approval of the Common Stock Amendment Proposal, and (5) approval of the Adjournment Proposal.

Q: What if I do not specify how I want my shares voted?

Shareholders of Record. If you are a shareholder of record and you sign and return a proxy form that does not specify how you want your shares voted on a matter, your shares will be voted FOR (1) each nominee for election as a director, (2) approval of the appointment of OUM & Co., LLP as our independent registered public accountants for the fiscal year ending December 31, 2020, (3) approval of the Reincorporation Proposal; (4) approval of the Common Stock Amendment Proposal, and (5) approval of the Adjournment Proposal.

Beneficial Owners. If you are a beneficial owner and you do not provide your broker or other nominee with voting instructions, the broker or other nominee will determine if it has the discretionary authority to vote on the particular matter. Under the rules of the various national and regional securities exchanges, brokers and other nominees holding your shares cannot vote in the election of directors or for the Reincorporation Proposal, but may vote on certain matters considered to be routine under such rules, which may include, depending on the applicable rules, the approval of the appointment of our independent registered public accountants, the Common Stock Amendment Proposal, and the Adjournment Proposal. If you hold your shares in street name and you do not instruct your broker or other nominee how to vote on those matters as to which brokers and nominees are not permitted to vote without your instructions, no votes will be cast on your behalf on those matters. This is generally referred to as a “broker non-vote.”

Q: What is the difference between holding shares as a shareholder of record and as a beneficial owner?

Shareholder of Record. You are a shareholder of record if at the close of business on the record date your shares were registered directly in your name with American Stock Transfer & Trust Company, LLC, our transfer agent.

Beneficial Owner. You are a beneficial owner if at the close of business on the record date your shares were held in the name of a brokerage firm or other nominee and not in your name. Being a beneficial owner means that, like most of our shareholders, your shares are held in “street name.” As the beneficial owner, you have the right to direct your broker or nominee how to vote your shares by following the voting instructions your broker or other nominee provides. If you do not provide your broker or nominee with instructions on how to vote your shares, your broker or nominee will be able to vote your shares with respect to some of the proposals, but not all. Please see “What if I do not specify how I want my shares voted?” above for additional information.

Q: What if any matters not mentioned in the Notice of Annual Meeting or this Proxy Statement come up for vote at the Meeting?

The Board of Directors does not intend to present any business for a vote at the Meeting other than the matters set forth in the accompanying Notice of Annual Meeting of Shareholders. As of the date of this Proxy Statement, no shareholder has notified us of any other business that may properly come before the Meeting. If other matters requiring the vote of the shareholders properly come before the Meeting, then it is the intention of the persons named in the accompanying form of proxy to vote the proxy held by them in accordance with their judgment on such matters.

The enclosed proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the Meeting: (1) matters that the Board of Directors did not know, a reasonable time before the mailing of the notice of the Meeting, would be presented at the Meeting; and (2) matters incidental to the conduct of the Meeting.

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Q: Who will bear the cost of soliciting proxies for use at the Meeting?

Oncocyte will bear all of the costs of the solicitation of proxies for use at the Meeting. In addition to the use of the mails, proxies may be solicited by a personal interview, telephone, and telegram by our directors, officers, and employees, who will undertake such activities without additional compensation. Banks, brokerage houses, and other institutions, nominees, or fiduciaries will be requested to forward the proxy materials to the beneficial owners of the common stock held of record by such persons and entities and will be reimbursed for their reasonable expense incurred in connection with forwarding such material.

Q: How can I attend and vote at the Meeting?

If you plan on attending the Meeting in person or online, please read the “How to Attend the Annual Meeting” section of this Proxy Statement for information about the documents you will need to bring with you to gain admission to the Meeting and to vote your shares in person or how to attend and participate in the Meeting online.

This Proxy Statement and the accompanying form of proxy are first being sent or given to our shareholders on or about May __, 2020.

ELIMINATING DUPLICATE MAILINGS

Oncocyte has adopted a procedure called “householding.” Under this procedure, we may deliver a single copy of this Proxy Statement and our Annual Report to multiple shareholders who share the same address, unless we receive contrary instructions from one or more of the shareholders. This procedure reduces the environmental impact of our annual meetings and reduces our printing and mailing costs. We will deliver separate copies of the Proxy Statement and Annual Report to each shareholder sharing a common address if they notify us that they wish to receive separate copies. If you wish to receive a separate copy of the Proxy Statement, or Annual Report, you may contact us by telephone at (949) 409-7600, or by mail at 15 Cushing, Irvine, California 92618. You may also contact us at the above phone number or address if you are presently receiving multiple copies of the Proxy Statement, and Annual Report but would prefer to receive a single copy instead.

ELECTION OF DIRECTORS

At the Meeting, six (6) directors will be elected to hold office until the next Annual Meeting of Shareholders, and until their successors have been duly elected and qualified. All of the nominees named below, Ronald Andrews, Andrew Arno, Melinda Griffith, Alfred D. Kingsley, Andrew Last, and Cavan Redmond, are incumbent directors.

The vote required vote to elect a director is the affirmative vote of a majority of the shares represented at the Meeting at which a quorum is present; provided that the affirmative vote cast constitutes a majority of a quorum. It is the intention of the persons named in the enclosed proxy, unless the proxy specifies otherwise, to vote the shares represented by such proxy FOR the election of the nominees listed below. In the unlikely event that any nominee should be unable to serve as a director, proxies may be voted in favor of a substitute nominee designated by the Board of Directors. If you are a beneficial owner of shares held in street name, your broker or other nominee will not be allowed to vote in the election of directors unless you instruct your broker or other nominee how to vote on the form that the broker or nominee provided to you.

Directors and Nominees

The names and ages of our nominees for election as directors all of whom are incumbent directors, are:

Ronald Andrews, 60, joined our Board of Directors in April 2018 and has served as our President and Chief Executive Officer since July 1, 2019. Mr. Andrews is the founder and former principal of the Bethesda Group, a consulting firm that advises companies in the molecular diagnostics and genomics fields. Prior to founding the Bethesda Group in 2015, Mr. Andrews served as President, Genetic Sciences Division of Thermo Fisher Scientific from September 2013 to December 2014, and as President, Medical Sciences Venture for Life Technologies from February 2012 to September 2013 when Life Technologies was acquired by Thermo Fisher. From 2004 to December 2010, Mr. Andrews was the Chief Executive Officer and Vice Chairman of the Board of Clarient, Inc., a cancer diagnostics company, and from December 2010 to February 2012 he served as CEO of GE Molecular Diagnostics after Clarient was acquired by GE Healthcare. Mr. Andrews also held management positions with companies in diagnostics and related medical fields, including Roche Molecular Diagnostics, Immucor, Inc. and Abbott Labs. Mr. Andrews also serves as a director of Oxford ImmunoTec. Mr. Andrews is also a member of the Board of Governors of CancerLinQ LLC, a wholly-owned non-profit subsidiary of the American Society of Clinical Oncology.

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Mr. Andrews has over 30 years of experience in the molecular diagnostics and genomics industries, including experience integrating companies acquired in mergers. He also oversaw the transition of Clarient, Inc. into GE Healthcare and established a strategic plan to integrate in vivo and in vitro diagnostic tests and expand GE’s presence in oncology.

Andrew Arno, 60, joined our Board of Directors in June 2015 and has 30 years of experience working with emerging growth companies. He is currently Vice Chairman of “The Special Equities Group” at Bradley Woods, a privately held investment banking firm, after serving as a Vice Chairman at Chardan Capital Markets, LLC. From June 2013 until July 2015 Mr. Arno served as Managing Director of Emerging Growth Equities, an investment bank, and Vice President of Sabr, Inc., a family investment group. He was previously President of LOMUSA Limited, an investment banking firm. From 2009 to 2012, Mr. Arno served as Vice Chairman and Chief Marketing Officer of Unterberg Capital, LLC, an investment advisory firm that he co-founded. He was also Vice Chairman and Head of Equity Capital Markets of Merriman Capital LLC, an investment banking firm, and served on the board of the parent company, Merriman Holdings, Inc. Mr. Arno currently serves on the boards of directors of Smith Micro Software, Inc. and served as a director of Asterias Biotherapeutics, Inc. from August 2014 until it was acquired by Lineage Cell Therapeutics, Inc. in March 2019.

Mr. Arno brings over 30 years’ experience handling a wide range of corporate and financial matters and his background as an investment banker and strategic advisor to emerging growth companies qualifies him to serve on our Board of Directors.

Melinda Griffith, 65, joined our Board of Directors in July 2019. Ms. Griffith has been Vice President of Strategic Alliance Management and Chief Legal Counsel at the Parker Institute for Cancer Immunotherapy since 2016. Since 2015, Ms. Griffith has served as the Chair of the Board of Directors of Thrive Networks, a non-profit organization supporting healthcare, water and sanitation, and education projects in Vietnam, Cambodia and Laos. Previously, Ms. Griffith worked at Clarient, Inc., a CLIA-certified cancer testing lab, where she served as Senior Vice President from 2010 through 2013, as General Counsel from 2010 to 2011, and as Chief Compliance Officer and head of Business Development and Product Strategy from 2011 to 2013, where she aided the company through the public tender offer and sale process to GE Healthcare. Ms. Griffith previously served in executive roles at Axys Pharmaceuticals from 1992 to 1995, Genelabs Technologies from 1995 to 1998, Tethys Bioscience from 2008 to 2009, and CardioDx from 2014 to 2015. Additionally, Ms. Griffith served as the global head of licensing and law for Hoffmann La-Roche’s molecular diagnostic business from 1998 to 2007, where she oversaw the worldwide PCR licensing programs and directed its IP strategy and litigation in U.S. and foreign courts and agencies. Ms. Griffith directed GE Healthcare’s Congressional and Medicare lobbying efforts to address CMS coverage and reimbursement determinations for in vitro diagnostic tests from 2011 to 2013, and was on the Board of Directors of the California Clinical Laboratory Association from 2012 to 2013. Ms. Griffith received a JD from the University of California, Hastings College of the Law, and a Bachelor of Science degree in Business Administration from the University of California, Berkeley. She is admitted to practice law in New York and California.

Ms. Griffith brings to our Board her years of business development and legal experience in advising public and private companies in the diagnostics and life sciences sectors.

Alfred D. Kingsley, 77, joined the Board of Directors during September 2009 and served as Chairman of the Board from December 2010 until April 2018. Mr. Kingsley is also the Chairman of the Board of Directors of Lineage Cell Therapeutics, Inc. (Lineage), formerly BioTime. Mr. Kingsley has been general partner of Greenway Partners, L.P., a private investment firm, and President of Greenbelt Corp., a business consulting firm, since 1993. Greenbelt Corp. served as Lineage’s financial advisor from 1998 until June 30, 2009. Mr. Kingsley was Senior Vice-President of Icahn and Company and its affiliated entities for more than 25 years. Mr. Kingsley served as a director of Asterias Biotherapeutics, Inc. from September 2012 until it was acquired by Lineage in March 2019. Mr. Kingsley holds a BS degree in economics from the Wharton School of the University of Pennsylvania, and a J.D. degree and LLM in taxation from New York University Law School.

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Mr. Kingsley’s long career in corporate finance and mergers and acquisitions includes substantial experience in helping companies to improve their management and corporate governance, and to restructure their operations in order to add value for shareholders. As Chairman of the Board of Lineage and formerly of Oncocyte, Mr. Kingsley has been instrumental in structuring their equity and debt financings and the business acquisitions.

Andrew J. Last, 60, joined the Board of Directors during December 2015. In April 2019, Dr. Last was appointed as Executive Vice President and Chief Operating Officer of Bio-Rad Laboratories, Inc. Dr. Last previously served as Chief Commercial Officer at Berkeley Lights Inc. and as Chief Operating Officer of Intrexon Corporation. From 2010 to 2016, Dr. Last was Executive Vice President and Chief Operating Officer of Affymetrix. Before joining Affymetrix, Dr. Last served as Vice President, Global and Strategic Marketing of BD Biosciences and as General Manager of Pharmingen from 2004 to 2010. From 2002 to 2004, Dr. Last held management positions at Applied Biosystems, Inc., including as Vice President and General Manager from 2003-2004 and Vice President of Marketing 2002-2003. Earlier in his career, he served in a variety of management positions at other companies, including Incyte Genomics and Monsanto. Dr. Last holds Ph.D. and MS degrees with specialization in Agrochemical Chemicals and Bio-Aeronautics, respectively, from Cranfield University, and a BS degree in Biological Sciences from the University of Leicester in the United Kingdom.

Dr. Last shares with our Board his many years of senior management experience commercializing products internationally in the genomics and life-sciences industries.

Cavan Redmond, 59, joined our Board of Directors in August of 2015 and was appointed Chairman of the Board during April 2018. Since 2014, Mr. Redmond has served as Partner for Zarsy, LLC. Mr. Redmond served as Chief Executive Officer of WebMD from May 2012 until May 2013. From August 2011 until May 2012, Mr. Redmond served as Group President, Animal Health, Consumer Healthcare and Corporate Strategy of Pfizer Inc., a pharmaceutical company. He served as Pfizer’s Group President, Animal Health, Consumer Healthcare, Capsugel and Corporate Strategy from December 2010 until August 2011 and as its Senior Vice President and Group President, Pfizer Diversified Businesses from October 2009 until December 2010. Prior to Pfizer’s acquisition of Wyeth, a pharmaceutical company, Mr. Redmond served as President, Wyeth Consumer Healthcare and Animal Health Business. Before that, he held the positions of President, Wyeth Consumer Healthcare from December 2007 until May 2009 and served on Wyeth Parmaceuticals’ Executive Leadership Team. At Wyeth, Mr. Redmond served as General Manager and Executive Vice President of Wyeth Bioparhma which grew into a leading global biotech company under his leadership. Mr. Redmond also served as a director of Lineage Cell Therapeutics, Inc. from February 2018 through July 2019 and has served on the boards of directors of The Wistar Institute of Anatomy and Biology and the Arthritis Foundation.

Mr. Redmond brings to our Board decades of executive pharmaceutical and healthcare experience demonstrating leadership in a diverse compliment of healthcare areas.

Director Independence

Our Board of Directors has determined that Andrew Arno, Melinda Griffith, Andrew Last, and Cavan Redmond, qualify as “independent” in accordance with Section 803(A) of the NYSE American Company Guide. The members of our Audit Committee meet the additional independence standards under Section 803(B)(2) of the NYSE American Company Guide and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the members of our Compensation Committee meet the additional independence standards under Section 805(c)(1) of the NYSE American Company Guide. Our independent directors received no compensation or remuneration for serving as directors except as disclosed under “CORPORATE GOVERNANCE—Compensation of Directors.” None of these directors, nor any of the members of their respective families, have participated in any transaction with us that would disqualify them as “independent” directors under the standards described above.

Ronald Andrews does not qualify as “independent” because he is our Chief Executive Officer and President. The Board of Directors has determined that Alfred D. Kingsley does not qualify as “independent” at this time because of his past service as our Executive Chairman and his service as Chairman of our former parent company Lineage.

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CORPORATE GOVERNANCE

Directors’ Meetings

During the fiscal year ended December 31, 2019, our Board of Directors met 18 times. None of our current directors attended fewer than 75% of the meetings of the Board and the committees on which they served. Directors are also encouraged to attend our annual meetings of shareholders, although they are not formally required to do so.

Meetings of Non-Management Directors

Our non-management directors meet no less frequently than quarterly in executive session, without any directors who are Oncocyte officers or employees present. These meetings allow the non-management directors to engage in open and frank discussions about corporate governance and about our business, operations, finances, and management performance.

Shareholder Communications with Directors

If you wish to communicate with the Board of Directors or with individual directors, you may do so by following the procedure described on our website www.oncocyte.com.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics (“Code of Ethics”) that applies to our principal executive officers, our principal financial officer and accounting officer, our other executive officers, and our directors. The purpose of the Code of Ethics is to promote (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that we file with or submit to the SEC and in our other public communications; (iii) compliance with applicable governmental rules and regulations; (iv) prompt internal reporting of violations of the Code of Ethics to an appropriate person or persons identified in the Code of Ethics; and (v) accountability for adherence to the Code of Ethics. A copy of our Code of Ethics has been posted on our internet website and can be found at www.oncocyte.com. We intend to disclose any future amendments to certain provisions of our Code of Ethics, and any waivers of those provisions granted to our principal executive officers, principal financial officer, principal accounting officer or controller or persons performing similar functions, by posting the information on our website within four business days following the date of the amendment or waiver.

Board Leadership Structure

Our leadership structure bifurcates the roles of Chief Executive Officer and Chairman of the Board. In other words, although our Chief Executive Officer is a member of our Board, Cavan Redmond currently serves as Chairman of the Board. The Company believes that the Chairman can provide support and advice to the Chief Executive Officer, and lead the Board in fulfilling its responsibilities. The Chairman of the Board serves as an active liaison between the Board and our Chief Executive Officer and our other senior management. The Chairman of the Board also interfaces with our other non-management directors with respect to matters such as the members and chairs of Board committees, other corporate governance matters, and strategic planning.

The Board’s Role in Risk Management

The Board has an active role, as a whole, in overseeing management of the risks of our business. The Board regularly reviews information regarding our credit, liquidity, and operations, as well as the risks associated with our research and development activities and our plans to expand our business. The Audit Committee provides oversight of our financial reporting processes and the annual audit of our financial statements. In addition, the Nominating/Corporate Governance Committee reviews and must approve any business transactions between Oncocyte and its executive officers, directors, and shareholders who beneficially own 5% or more of our outstanding shares of common stock.

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Hedging Transactions

We have adopted an Insider Trading Policy that generally prohibits our employees, including our officers, directors, and their designees from engaging in short sales of Oncocyte securities (sales of securities that are not then owned), including a “sale against the box” (a sale with delayed delivery), or other hedging or monetization transactions with respect to Oncocyte securities, including, but not limited to, through the use of financial instruments such as exchange funds, prepaid variable forwards, equity swaps, puts, calls, collars, forwards and other derivative instruments.

Committees of the Board

The Board of Directors has an Audit Committee, a Compensation Committee, and a Nominating/Corporate Governance Committee, the members of which are independent in accordance with Section 803(A) of the NYSE American Company Guides. The members of the Audit Committee meet the additional independence standards under Section 803(B) of the NYSE American Company Guide and Rule 10A-3 under the Exchange Act. The members of the Compensation Committee must also meet the additional independence standards under Section 805(c)(1) of the NYSE American Company Guide. We also have a Science & Technology Committee and a Finance and Strategy Committee, the members of which need not be independent.

Audit Committee

The members of the Audit Committee are Andrew Arno (Chair), Andrew J. Last, and Cavan Redmond. Ronald Andrews also served as a member of the Audit Committee until July 2019. The Audit Committee held six meetings during 2019. The purpose of the Audit Committee is to recommend the engagement of our independent registered public accountants, to review their performance and the plan, scope, and results of the audit, and to review and approve the fees we pay to our independent registered public accountants. The Audit Committee also will review our accounting and financial reporting procedures and controls. The Audit Committee has a written charter that requires the members of the Audit Committee to be directors who are independent in accordance with Section 803(A) and Section 803(B) of the NYSE American Company Guide and Rule 10A-3 under the Exchange Act. A copy of the Audit Committee Charter has been posted on our internet website and can be found at www.oncocyte.com.

Our Board of Directors has determined that Andrew Arno meets the criteria of an “audit committee financial expert” within the meaning of the SEC’s regulations based on his many years of experience in the investment banking industry, and his audit committee service at another company, including the evaluation of financial statements.

Compensation Committee

The members of the Compensation Committee are Andrew Last, Andrew Arno, and Melinda Griffith (Chair). Ronald Andrews also served as a member of the Compensation Committee until July 2019. The Compensation Committee met six times during 2019. All of the members of the Compensation Committee qualify as “independent” in accordance with Section 803(A) and Section 805(c)(1) of the NYSE American Company Guide. The Compensation Committee oversees our compensation and employee benefit plans and practices, including executive compensation arrangements and incentive plans and awards of stock options and other equity-based awards under our equity plans, including our 2018 Equity Incentive Plan. The Compensation Committee will determine or recommend to the Board of Directors the terms and amount of executive compensation and grants of equity-based awards to executives, key employees, consultants, and independent contractors. The Chief Executive Officer may make recommendations to the Compensation Committee concerning executive compensation and performance, but the Compensation Committee makes its own determination or recommendation to the Board of Directors with respect to the amount and components of compensation, including salary, bonus and equity awards to executive officers, generally taking into account factors such as company performance, individual performance, and compensation paid by peer group companies. A copy of the Compensation Committee Charter has been posted on our internet website and can be found at www.oncocyte.com.

Oncocyte has engaged Marsh & McLennan to provide compensation consulting services and advice to management and the Compensation Committee, which has generally included market survey information and competitive market trends in employee, executive and directors’ compensation programs. Marsh & McLennan has also made recommendations to the Compensation Committee with respect to pay mix components such as salary, bonus, equity awards and the target market pay percentiles in which executive compensation should fall so Oncocyte can be competitive in executive hiring and retention.

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Report of the Audit Committee on the Audit of Our Financial Statements

The following is the report of the Audit Committee with respect to Oncocyte’s audited financial statements for the year ended December 31, 2019.

Ronald Andrews stepped down from the Audit Committee after being appointed President and Chief Executive Officer of the Company.

The information contained in this report shall not be deemed “soliciting material” or otherwise considered “filed” with the SEC, and such information shall not be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that Oncocyte specifically incorporates such information by reference in such filing.

The members of the Audit Committee held discussions with our management and representatives of OUM & Co., LLP, our independent registered public accountants, concerning the audit of our financial statements for the year ended December 31, 2019. The independent public accountants are responsible for performing an independent audit of our financial statements and issuing an opinion on the conformity of those audited financial statements with generally accepted accounting principles in the United States. The Audit Committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of Oncocyte’s financial statements.

The Audit Committee members reviewed and discussed with management and representatives of the auditors the audited financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2019. Our auditors also discussed with the Audit Committee the adequacy of Oncocyte’s internal control over financial reporting.

The Audit Committee members discussed with the independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. The Audit Committee received the written disclosures and the letter mandated by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and discussed with the with the independent accountant the independent accountant’s independence. Based on the reviews and discussions referred to above, the Audit Committee unanimously approved the inclusion of the audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2019, filed with the Securities and Exchange Commission.

The Audit Committee also met on a quarterly basis with the auditors during 2019 to review and discuss our financial statements for the quarter and the adequacy of internal control over financial reporting.

The Audit Committee: Andrew Arno (Chair), Andrew J. Last, and Cavan Redmond.

Nomination of Candidates for Election as Directors

Nominating/ Corporate Governance Committee and Nominating Policies and Procedures

The members of the Nominating/Corporate Governance Committee are Andrew J. Last (Chair), Andrew Arno, and Melinda Griffith. Ronald Andrews also served on the Nominating/Corporate Governance Committee until July 2019. The Nominating/Corporate Governance Committee held two meetings during 2019.

The purpose of the Nominating/Corporate Governance Committee is to recommend to the Board of Directors individuals qualified to serve as directors and on committees of the Board, and to make recommendations to the Board on issues and proposals regarding corporate governance matters. The Nominating/Corporate Governance Committee also overseas compliance with, and all requests for waivers of, our Code of Ethics, and under our Interested Persons Transaction Policy reviews for approval transactions between us and our executive officers, directors, and shareholders who beneficially own 5% or more of our outstanding shares of common stock.

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The Nominating/Corporate Governance Committee will consider nominees for election as directors proposed by shareholders, provided that they notify the Nominating/Corporate Governance Committee of the nomination in proper written form, either by personal delivery or by United States registered mail, to our corporate Secretary at our principal executive offices no earlier than the close of business on the 120th calendar day and no later than the close of business on the 90th calendar day prior to the anniversary date of the immediately preceding annual meeting of shareholders. If the current year’s annual meeting is called for a date that is more than 30 days before or more than 60 days after the anniversary of the immediately preceding annual meeting of shareholders, notice must be received not later than the close of business on the 10th calendar day following the day on which we first make a public announcement of the date of the annual meeting of shareholders. To be in proper written form, the notice from a shareholder must include the information required by our Amended and Restated Bylaws. A copy of the Nominating/Corporate Governance Committee Charter has been posted on our internet website and can be found at www.oncocyte.com.

The Board and the Nominating/Corporate Governance Committee have not set any specific minimum qualifications that a prospective nominee would need in order to be nominated to serve on the Board of Directors. Rather, in evaluating any new nominee or incumbent director, the Nominating/Corporate Governance Committee will consider whether the particular person has the knowledge, skills, experience, and expertise needed to manage our affairs in light of the skills, experience, and expertise of the other members of the Board as a whole. The Committee will also consider whether a nominee or incumbent director has any conflicts of interest with Oncocyte that might conflict with our Code of Ethics or that might otherwise interfere with their ability to perform their duties in a manner that is in the best interest of Oncocyte and its shareholders. The Committee will also consider whether including a prospective director on the Board will result in a Board composition that complies with (a) applicable state corporate laws, (b) applicable federal and state securities laws, and (c) the rules of the SEC and each stock exchange on which our shares are listed.

The Board of Directors and the Nominating/Corporate Governance Committee have not adopted specific policies with respect to a particular mix or diversity of skills, experience, expertise, perspectives, and background that nominees should have. However, the present Board was assembled with a focus on attaining a Board comprised of people with substantial experience in bioscience, the pharmaceutical or diagnostic industry, corporate management, and finance. The Board believes that this interdisciplinary approach will best suit our needs as we work to develop and commercialize cancer diagnostic tests.

Some of the factors considered by the Committee and the Board in selecting the Board’s nominees for election at the Meeting are discussed in this Proxy Statement under “ELECTION OF DIRECTORS.”

Because our principal executive office is located in California, we must comply with recently enacted Section 301.3 of the California Corporations Code which provides that a publicly held corporation, as defined in Section 301.3, that has its principal executive offices in California must have at least one female director by the close of 2019, and may be required to have as many as three female directors by the close of 2021, depending on the authorized number of directors. Failure to comply with Section 301.3 can lead to the imposition of fines. Our Board of Directors intends to cause us to comply with Section 301.3 by adding qualified women to our Board of Directors.

DIRECTOR COMPENSATION

Directors and members of committees of the Board of Directors who are salaried employees of Oncocyte are entitled to receive compensation as employees but are not compensated for serving as directors or attending meetings of the Board or committees of the Board. All directors are entitled to reimbursements for their out-of-pocket expenses incurred in attending meetings of the Board or committees of the Board.

Non-employee directors, other than the Chairman of the Board of Directors, received an annual fee of $35,000 in cash during 2019. In addition to cash fees, non-employee directors received options to purchase 45,000 shares of common stock under our 2018 Equity Incentive Plan (the “Incentive Plan”) during 2019. In 2019, our Chairman received an annual cash fee of $70,000 and an annual award of options to purchase 50,000 shares of Oncocyte common stock.

The annual fee of cash was paid, and the stock options granted vested and became exercisable one year from the date of grant, subject to the non-employee director’s continued service as a director of Oncocyte or a subsidiary from the date of grant until the vesting date or, if earlier, until the next annual meeting of shareholders. The options will expire if not exercised ten years from the date of grant.

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Directors who served on the Audit Committee, the Compensation Committee, the Nominating/Corporate Governance Committee, Science and Technology Committee or the Finance Committee during 2019 received, in addition to other fees payable to them as directors, the following annual fees:

●	Audit Committee Chairman: $15,000
●	Audit Committee Member other than Chairman: $7,500
●	Compensation Committee Chairman: $10,000
●	Compensation Committee Member other than Chairman: $5,000
●	Nominating/Corporate Governance Committee Chairman: $10,000
●	Nominating/Corporate Governance Committee Member other than Chairman: $5,000
●	Science and Technology Committee Chairman: $10,000
●	Science and Technology Committee Member other than Chairman: $5,000
●	Finance and Strategy Committee Chairman: $10,000
●	Finance and Strategy Committee Member other than Chairman: $5,000

The following table summarizes certain information concerning the compensation paid during the past fiscal year to each of the persons who served as directors during the year ended December 31, 2019 and who were not our employees on the date the compensation was earned.

Name	Fees Earned Or Paid in Cash	Option Awards (1)		Total
Ronald Andrews(2)	$36,250	$-		$36,250
Andrew Arno	$65,000	$65,341	(3)	$130,341
Melinda Griffith	$25,000	$65,341	(3)	$90,341
Alfred D. Kingsley	$40,000	$65,341	(3)	$105,341
Andrew J. Last	$72,500	$65,341	(3)	$137,841
Aditya Mohanty	$35,000	$150,510	(3)(4)	$185,510
Cavan Redmond	$82,500	$72,602	(5)	$155,102

(1)	Options granted will vest and become exercisable one year from the date of grant, subject to the non-employee director’s continued service as a director of Oncocyte or a subsidiary from the date of grant until the vesting date or, if earlier, until the next annual meeting of shareholders, but must be reported here at the aggregate grant date fair value, as if all options were fully vested and exercisable at the date of grant. Values are computed in accordance with FASB Accounting Standards Codification (ASC) Topic 718, Compensation - Stock Compensation. We used the Black-Scholes Pricing Model to compute option fair values based on applicable exercise and stock prices, an expected option term, volatility assumptions, and risk-free interest rates.

(2)	Mr. Andrews became our President and Chief Executive Officer on July 1, 2019 and no longer receives compensation as a non-employee director. The cash fees and value of option awards shown in this table do not include other compensation that Mr. Andrews received in his capacity as President and Chief Executive Officer, which is shown the in Summary Compensation Table in the Executive Compensation section of this Proxy Statement.

(3)	Mr. Arno, Ms. Griffith, Mr. Kingsley, Mr. Last and Mr. Mohanty each received 45,000 stock options on July 17, 2019. The options are exercisable at an exercise price of $2.12 per share.

(4)	Mr. Mohanty received 33,750 stock options on February 15, 2019 as compensation for continuing to serve as a director of Oncocyte after his departure from Lineage Cell Therapeutics, Inc. in September 2018. Mr. Mohanty did not receive compensation as a director of Oncocyte while he concurrently served as Co-Chief Executive Officer of Lineage. The options are exercisable at an exercise price of $3.80 per share. Mr. Mohanty’s term as a director will expire at the Meeting.

(5)	Mr. Redmond received 50,000 stock options on July 17, 2019. The options are exercisable at an exercise price of $2.12 per share.

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EXECUTIVE OFFICERS

Ronald Andrews, Chief Executive Officer and President, Mitchell Levine, Chief Financial Officer, Albert Parker, Chief Operating Officer, Lyndal K. Hesterberg, Chief Scientific Officer, Douglas Ross, M.D., Chief Medical Officer, Tony Kalajian, Sr. Vice President and Chief Accounting Officer, and Padma Sundar, Sr. Vice President-Marketing and Market Access, are our other executive officers. William Annett served as our Chief Executive Officer until June 30, 2019.

Mitchell Levine joined Oncocyte as Chief Financial Officer in November 2017. In 2000, Mr. Levine founded Enable Capital Management. LLC, the general partner of Enable Growth Partners, L.P. which provided growth capital to private and publicly traded companies, catalyzing transformative corporate innovation, job growth, and economic expansion in technology, life sciences, consumer products, and energy. Prior to founding Enable, Mr. Levine was a founding member of The Shemano Group, a leading San Francisco-based investment bank that focused on the capital needs of growth companies. He has also worked at Bear Stearns and Lehman Brothers. Mr. Levine received his BA from the University of California, Davis.

Albert P. Parker joined Oncocyte as Chief Operating Officer during August 2018. Prior to joining Oncocyte, Mr. Parker was the managing shareholder of GC Legal Advisors, a law firm established to provide or supplement in-house legal support on an interim, part-time, or project basis for companies operating across various industries. Mr. Parker also served as Executive Vice President, General Counsel and Corporate Secretary of Sunovion Pharmaceuticals from 2013 to 2014. From 2000-2010, Mr. Parker served in a number of management and legal positions at the Vice President or Senior Vice President and Chief Counsel level at Wyeth Pharmaceuticals (now a part of Pfizer). Before joining Wyeth Pharmaceuticals, Mr. Parker served as an Assistant General Counsel at Warner-Lambert Company, and was a partner in a Philadelphia law firm. Mr. Parker holds a J.D. from the University of Pennsylvania Law School and a B.A. from Pennsylvania State University

Lyndal K. Hesterberg, Ph.D. was appointed Chief Scientific Officer during March 2019 after serving as our Senior Vice President-Research and Development since November 2016. Dr. Hesterberg began providing consulting services to Oncocyte in 2015 and was named Vice President of Development in February of 2016. Dr. Hesterberg also provided counsel on clinical trial design, product development, and corporate strategy as a consultant to medical and biotech companies. Until 2012, Dr. Hesterberg was the Chief Technology Officer of Crescendo Biosciences where he was responsible for clinical trial, laboratory operations, manufacturing and quality systems and helped bring to market Vectra DA. Previously, he was the president and Chief Executive Officer of Barofold, Inc., where he led the company from product conception through its clinical stage, and recruited a senior leadership team that developed a pipeline of proprietary drug candidates. Dr. Hesterberg received his Ph.D. in biochemistry from the University of St. Louis and a Bachelor of Sciences from the University of Illinois.

Douglas Ross, M.D. was appointed Chief Medical Officer during March 2020. Prior to joining Oncocyte, Dr. Ross was a principal of the Bethesda Group, LLC, biomedical consulting company that he co-founded in 2015. From 2014, until founding Bethesda Group, Dr. Ross served as Chief Scientific Officer of CardioDx, Inc. In 2011 Dr. Ross joined the Medical Science Division of Life Technologies and served as its Chief Scientific Officer on a consulting basis until that company was acquired by Thermo Fisher Scientific in 2013. Dr. Ross’s private sector career started in 2000 as Chief Scientific Officer of Applied Genomics, Inc. (AGI), a company he co-founded after post-doctoral training at Stanford University. AGI translated insights from gene expression patterns into immunohistochemistry multivariate assays targeted to actionable clinical problems. In 2009, Clarient, Inc., a national pathology reference laboratory, acquired AGI and Dr. Ross continued his role as Chief Scientific Officer. General Electric Healthcare acquired Clarient in December 2010, and Dr. Ross continued as Chief Scientific Officer, working with the business development and partnership teams at Clarient and capital teams at GE Healthcare. Dr. Ross obtained his M.D. and his Ph.D. in Pathology from the University of Washington while studying at the Fred Hutchinson Cancer Research Center in Seattle, Washington.

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Tony Kalajian was appointed Sr. Vice President and Chief Accounting Officer during August 2019. Prior to joining Oncocyte, Mr. Kalajian, served as Vice President and Chief Accounting Officer for Oncocyte’s former parent company Lineage Cell Therapeutics, Inc. (formerly known as BioTime, Inc.). While at Lineage from May 2016 to August 2019, Mr. Kalajian concurrently managed and oversaw the financial reporting, compliance and accounting for three other public companies spun off from Lineage, including Oncocyte, Asterias Biotherapeutics, Inc. and AgeX Therapeutics, Inc. Prior to joining Lineage, Mr. Kalajian was the Senior Director of Finance at STAAR Surgical Company, a publicly traded multi-national medical-device developer and manufacturer. Mr. Kalajian is a certified public accountant (CPA) with the State of California and brings over 20 years of finance and public accounting experience, including domestic and international financial reporting, initial public offerings, management, business consulting and tax services in various industries including medical devices, ophthalmic, diagnostic, start-ups, ecommerce, alternative energy, manufacturing and retail. Mr. Kalajian held various positions at the public accounting firm of PricewaterhouseCoopers (PwC), where he was a Senior Manager in Audit and Advisory Services. Mr. Kalajian holds a B.S. in accounting, theory and practice from California State University, Northridge and an M.B.A. from the University of Southern California Marshall School of Business

Padma Sundar joined Oncocyte as Senior Vice President—Marketing and Market Access in May 2019. Before joining Oncocyte, Ms. Sundar served as Vice President of Strategy and Market Access at CellMax Life, a liquid biopsy company, from 2017 until 2019, and she served as Director of Marketing at Guardant Health, Inc., cancer diagnostics company, from 2016 until 2017. Previously, Ms. Sundar was Senior Director at Roche Sequencing and was Senior Director for the oncology portfolio at Affymetrix. Ms. Sundar began her career at McKinsey and Company, and received her M.B.A. and M.P.H. from the University of California, Berkeley, and her B.A. in Chemistry from the University of Delhi.

EXECUTIVE COMPENSATION

Emerging Growth Company and Smaller Reporting Company

We are an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012 and a “smaller reporting company” as defined in the rules and regulations of the SEC. As an emerging growth company and as a smaller reporting company we may take advantage of specified reduced disclosure and other requirements that are otherwise applicable, in general, to public companies that are not emerging growth companies or smaller reporting companies. Accordingly, this Proxy Statement includes reduced disclosure about our executive compensation arrangements.

The following tables show certain information relating to the compensation of our President and Chief Executive Officer, the two highest paid individuals who were serving as executive officers at year end whose total individual compensation exceeded $100,000 during 2019, and our former Chief Executive Officer. We refer to such executive officers referred to as our “Named Executive Officers.

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Summary Compensation Table

Name and principal position	Year	Salary		Bonus	Stock Awards(1)		Option Awards(1)		All Other Compensation(2)		Total
Ronald Andrews President and Chief Executive Officer	2019	$276,250	(3)	$—	$163,150	(4)	$1,626,562	(4)	$—		$2,065,962

Lyndal K. Hesterberg	2019	$298,448		$60,000			$857,112	(6)	$1,250		$1,216,810
Chief Scientific Officer(5)	2018	$216,691		$311,820			$314,940	(7)	$7,132		$850,583

Mitchell Levine	2019	$343,063		$131,670	$70,400	(8)	$600,142	(8)	$12,662		$1,157,937
Chief Financial Officer	2018	$330,000	(9)	$200,000			$359,287	(9)	$—		$889,287

William Annett(10)	2019	$275,833		$73,500			$955,545	(11)	$324,000	(12)	$1,628,878
Former President and Chief Executive Officer	2018	$400,000		$220,000			$292,058	(13)	$13,750		$925,808

(1)

Option awards granted under our 2010 Employee Stock Option Plan (the “Option Plan”) or under our Incentive Plan are valued at the aggregate grant date fair value, as if all options were fully vested and exercisable at the date of grant. Except as otherwise indicated below, one quarter of the options will vest upon completion of 12 full months of continuous employment measured from the grant date, and the balance of the options shall vest in 36 equal monthly installments commencing on the first anniversary of the date of grant, based upon the completion of each month of continuous employment. Amounts shown in this column do not reflect dollar amounts actually received by our Named Executive Officers. Instead, these amounts reflect the aggregate grant date fair value of each stock option granted, computed in accordance with the provisions of FASB ASC Topic 718. For stock options that have performance-based (sometimes referred to as milestone-based) vesting conditions indicated below, although the aggregate grant date fair value is included in the table above, stock based compensation is recognized in the period only when it is probable that the vesting condition will be, or has been, met. We used the Black-Scholes Pricing Model to compute option fair values based on applicable exercise and stock prices, an expected option term, volatility assumptions, and risk-free interest rates. Our Named Executive Officers will only realize compensation upon exercise of the stock options and to the extent the trading price of our common stock is greater than the exercise price of such stock options at the time of exercise.

Stock awards, consisting entirely of restricted stock units, except as otherwise indicated elsewhere in this Proxy Statement, are valued at the aggregate grant date fair value based on the closing price of Oncocyte common stock as quoted on the NYSE American as if all stock awards were fully vested.

(2)	Except as otherwise indicated below, other compensation consists entirely of employer contributions to employee accounts under our 401(k) plan.

(3)	Mr. Andrews was appointed President and Chief Executive Officer effective July 1, 2019. Amounts shown as salary in the table above includes $36,250 of cash fees that Mr. Andrews received for services as a non-employee director prior to July 1, 2019, which is also included in the Director Compensation table elsewhere in this Proxy Statement.

(4)	In July 2019, Mr. Andrews was granted (i) options to purchase 950,000 shares of common stock, effective on the date his employment commenced, at an exercise price of $2.51 per share, (ii) options to purchase 50,000 shares of common stock effective on upon completion of one year of continuous service as an employee which are not included in the table as the grant of the options will not be effective until and unless Mr. Andrews completes a year of continuous service as an employee, and (iii) restricted stock units (RSUs) with respect to 65,000 shares of common stock, effective upon his completion of one year of continuous service as an employee. The fair value of the RSUs, measured as of July 1, 2019, is shown in the table above under Stock Awards. In accordance with ASC 718, the RSUs were considered granted on July 1, 2019 and Oncocyte is recognizing stock based compensation over its effective two-year vesting period beginning on July 1, 2019.

(5)	Dr. Hesterberg served as our Sr. Vice President of Research & Development during 2018 and was appointed Chief Scientific Officer during March 2019.

(6)	In March 2019, Dr. Hesterberg was granted 350,000 stock options exercisable at an exercise price of $3.52 per share.

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(7)	In May 2018, Dr. Hesterberg was granted 150,000 stock options exercisable at an exercise price of $2.35 per share. One third of the options shall vest when a clinical validation study of DetermaDx™ (formerly known as DetermaVu™) is complete, one third shall vest on the filing of a Medicare dossier for a local coverage determination (“LCD Approval”) for DetermaDx™ and one third shall vest on the earlier of the third anniversary of the date of grant or the date of LCD Approval for DetermaDx™.

In October 2018, Dr. Hesterberg was granted 54,000 stock options exercisable at an exercise price of $1.95 per share. The options shall vest in three equal annual installments from the date of grant.

(8)	In March 2019, Mr. Levine was granted 245,000 stock options exercisable at an exercise price of $3.52 per share and 20,000 RSUs. The RSUs vested on March 14, 2020. The fair value of the RSUs, measured as of the March 14, 2019 grant date based on the closing price of Oncocyte common stock quoted on the NYSE American, is shown in the table above under Stock Awards.

(9)	In May 2018, Mr. Levine was granted 50,000 stock options exercisable at an exercise price of $2.35 per share that will vest as follows: one quarter of the options vested upon completion of 12 full months of continuous employment measured from the grant date, and the balance of the options shall vest in 36 equal monthly installments thereafter based upon the completion of each month of continuous services as an employee. Mr. Levine also was granted 125,000 stock options exercisable at an exercise price of $2.35 per share which contain performance-based vesting conditions as follows: one third of the options shall vest when a clinical validation study of DetermaDx™ is complete, one third shall vest on the filing of a Medicare dossier for LCD Approval for DetermaDx™ and one third shall vest on the earlier of the third anniversary of the date of grant or the date of LCD Approval of DetermaDx™.

In June 2018, Mr. Levine agreed to a 10% salary reduction effective from June 10, 2018 through January 1, 2019. Accordingly, Mr. Levine’s actual salary paid in cash for the year ended December 31, 2018 was $314,008. In consideration of his agreement to the salary reduction, Mr. Levine was granted 45,000 performance-based stock options exercisable at an exercise price of $2.55 per share. One half of the options shall vest upon acceptance for publication of a clinical validation study manuscript for DetermaDx™, and one-half of the options shall vest upon the commencement of a clinical utility study of DetermaDx™. As of December 31, 2019, none of the milestones for vesting had been met.

(10)	Mr. Annett’s service as President and Chief Executive Officer ended on June 30, 2019.

(11)	In March 2019, Mr. Annett was granted 390,000 stock options exercisable at an exercise price of $3.52 per share.

(12)	Mr. Annett received $210,000 in severance payments and $100,000 for consulting services from September through December 31, 2019, on which date his consulting services were terminated.

(13)	During 2018, Mr. Annett was granted 180,000 stock options exercisable at an exercise price of $2.35 per share. One quarter of the options were designated to vest when a clinical validation study of DetermaDx™ is complete and Oncocyte receives a publication date for an article describing the results of the study, and the balance of the options were designated to vest when Oncocyte receives LCD Approval for DetermaDx™. As a result of the termination of Mr. Annett’s employment, those options will lapse to the extent that the conditions to vesting are not met by June 30, 2020.

Executive Employment Agreements and Change of Control Provisions

We have entered into Employment Agreements with our Named Executive Officers.

Pursuant to his employment agreement, the annual salary of our President and Chief Executive Officer Ronald Andrews, was set at $480,000. Mr. Andrews is also eligible to receive annual bonuses, to the extent approved by the Board of Directors in its discretion, based on the achievement of predetermined company and individual objectives set by the Board of Directors or its Compensation Committee from time to time.

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Mr. Andrews received or will receive the following equity awards under the Incentive Plan: (i) options to purchase 950,000 shares of Oncocyte common stock effective on the date his employment commenced (the “Initial Grant”); (ii) options to purchase 50,000 shares of common stock, effective on upon his completion of one year of continuous service as an employee (the “Second Grant”); and (iii) restricted stock units (“RSUs”) with respect to 65,000 shares of common stock, effective upon his completion of one year of continuous service as an employee. The exercise price of the options in the Initial Grant and Second Grant will be the fair market value of a share of Oncocyte common stock on the applicable effective date of grant, determined in accordance with the Incentive Plan.

The options in the Initial Grant will vest and thereby become exercisable as follows: twenty-five percent of the options will vest upon Mr. Andrew’s completion of one year of continuous service as an employee, and the balance of the options will vest in 36 equal monthly installments, commencing on the first anniversary of the effective date of the Initial Grant, subject to his continued service as an employee on the applicable vesting date.

The options in the Second Grant and the RSUs will vest upon Mr. Andrew’s completion of one year of continuous service as an employee from the effective date of the Second Grant. Vested RSUs will be settled in shares of common stock, unless Oncocyte elects to pay cash or part cash and part common stock in lieu of delivering only shares of common stock for vested RSUs.

During March 2019, the annual salary of Mitchell Levine our Chief Financial Officer was increased from $330,000 to $346,500. Pursuant to Mr. Levine’s employment agreement he is eligible to receive annual cash incentive bonus awards determined by the Board of Directors, with a target bonus of not less than 40% of his base salary, based on his achievement of specific, objectively determinable, performance goals at target levels for the year.

During March 2019, Dr. Lyndal Hesterberg was promoted from Sr. Vice President-Research & Development to Chief Scientific Officer and his annual salary was increased from $289,400 to $347,280. Pursuant to his employment agreement, Dr. Hesterberg is eligible to receive annual cash incentive bonus awards determined by the Board of Directors, with a target bonus of 40% of his base salary, based on his performance and achievement of goals or milestones set by the Board of Directors. We granted Dr. Hesterberg options purchase 350,000 shares of Oncocyte common stock at an exercise price of $3.52 per share which will vest and thereby become exercisable as follows: 25% will vest upon the completion of one year of continuous service as an employee from the date of grant, and the balance will vest in 36 equal monthly installments commencing on the first anniversary of the date of grant, subject to Dr. Hesterberg’s continuous service as an officer or employee on the applicable vesting date. We also agreed to provide certain “relocation benefits” to Dr. Hesterberg consisting of payments for certain expenses related to the relocation of his residence to the metropolitan area where our principal office, research laboratory or clinical laboratory is located, plus a $5,000 related expense allowance, and a tax “gross up” payment to the extent the relocation related expenses we pay are taxable to him for federal income tax purposes. Dr. Hesterberg is obligated to reimburse us for the relocation benefits we pay if within two years after the relocation of his residence his employment is terminated for “cause” as defined in his employment agreement or if he resigns other than for “good reason” within one year of a “change of control,” as such terms are defined in his employment agreement.

Change in Control and Severance Plan

We have adopted the OncoCyte Corporation Change in Control and Severance Plan (the “CIC Plan”) which provides change in control and other severance benefits to a select group of our management or highly compensated employees, including our executive officers, who have executed a Change in Control and Severance Agreement (“CIC Agreement”) and who otherwise satisfy the conditions set forth in their CIC Agreement and the provisions of the CIC Plan. Pursuant to the CIC Plan, we have entered into CIC Agreements with certain employees, including our President and Chief Executive Officer, Ronald Andrews, our Chief Financial Officer, Mitchell Levine, and our Chief Scientific Officer, Dr. Lyndal Hesterberg. Each of their CIC Agreements has the effect of modifying the executive’s employment agreement and provides that if we terminate the executive’s employment without “cause” or if the executive resigns for “good reason”, the executive will receive a severance payment in the amount of 12 months of his or her base salary and accelerated vesting of stock options, restricted stock units, and any other equity awards (“Equity Awards”) that were schedule to vest based on the passage of time during the 12 months following the termination of employment. In addition to those severance benefits, if a termination of the executive’s employment without “cause” or a resignation for “good reason” occurs within three months before or twelve months after a “change in control,” the executive will also receive his or her target bonus for the year and the vesting of all Equity Awards will be fully accelerated. In addition to the foregoing, the terminated executive will receive a lump sum payment (which shall not be grossed up for applicable income and employment taxes) equal to twelve months of the premium costs of group health plan continuation coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”) to the same extent provided under Oncocyte’s group health plan. In order to receive the severance benefits, the executive must execute and comply with a separation agreement and general release of all claims against Oncocyte.

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Transition Agreement with William Annett

On July 1, 2019, we entered into a Transition Agreement with our former President and Chief Executive Officer, William Annett in connection with the termination of his employment. Pursuant to the Transition Agreement, and consistent with the terms of his former employment agreement, he received (i) a cash payment of $210,000, (ii) his accrued but unpaid salary through June 30, 2019, (iii) a portion of his “target bonus” under his employment agreement prorated for the period January 1 through June 30, 2019; (iv) a lump-sum payment that represents the value of his accrued unused vacation and all vested benefits under any Oncocyte retirement, deferred compensation plan or equity plan, and (v) COBRA coverage continuation rights under Oncocyte health care plans, in accordance with the terms of the plans and applicable law. We also agreed to pay the premium for COBRA coverage for up to six months. Pursuant to the Transition Agreement, Mr. Annett provided certain consulting services to Oncocyte through December 31, 2019, for which he received aggregate payments of $170,000 for that period.

Mr. Annett’s unvested Oncocyte stock options continued to vest during the period for which he performed consulting services under the Transition Agreement (the “Consulting Period”). The Consulting Period ended on December 31, 2019 and, as of that date, and according to the terms of Mr. Annett’s original employment agreement, Mr. Annett’s unvested stock options vested with respect to the number of unvested options that would otherwise have vested during the six month period ending June 30, 2020 had he continued to provide services to Oncocyte during that period, including certain performance based stock options that may vest to the extent that the performance milestones are attained during that six month period ending June 30, 2020. The post-employment exercise period of all of Mr. Annett’s vested options was extended until December 31, 2020, which is one year after the end of the Consulting Period in accordance with his employment agreement.

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Equity Awards Outstanding at Year End

The following table summarizes certain information concerning stock options and other equity awards granted by us under the Option Plan and the Incentive Plan held as of December 31, 2019 by our Named Executive Officers:

Option awards									Stock awards
Name	Number of Securities Underlying Unexercised Options Exercisable		Number of Securities Underlying Unexercised Options Unexercisable (1)		Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)		Option Exercise Price	Option Expiration Date	Number of shares or units of stock that have not vested (#)		Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Ronald Andrews	20,000	(2)	—		—		$2.10	April 1, 2028	65,000	(5)	$146,250	—	—
	45,000	(3)	—		—		$2.40	August 29, 2028	—		—	—	—
	—		950,000	(4)	—		$2.51	June 30, 2029

Lyndal K. Hesterberg	12,500		—		12,500	(6)	$3.06	February 15, 2026	—
	96,354		28,646	(7)			$4.05	October 31, 2026
	10,200		4,200	(8)			$4.70	February 16, 2027
	—		—		150,000	(9)	$2.35	May 22, 2028
	18,000		36,000	(10)			$1.95	October 16, 2028
	—		350,000	(11)			$3.52	March 13, 2029

Mitchell Levine	104,168		95,832	(12)			$5.90	November 15, 2027
	19,791		30,209	(13)			$2.35	May 22, 2028
	—		—		125,000	(9)	$2.35	May 22, 2028
	—		—		45,000	(14)	$2.55	June 12, 2028
	—		245,000	(11)			$3.52	March 13, 2029
	—		—				n/a	n/a	20,000	(15)	$45,000

William Annett(16)	5,000		—				$2.20	January 8, 2025(16)
	5,000		—				$2.20	June 15, 2025(16)
	600,000		—	(17)			$2.20	June 15, 2025(16)
	250,000		—	(18)			$3.06	February 15, 2026(16)
	187,496		—	(8)			$4.70	February 16, 2027(16)
	—		—		180,000	(19)	$2.35	May 22, 2028(16)
	121,875	(11)	—				$3.52	March 13, 2029(16)

(1)	Except as otherwise indicated below, one quarter of the options shall vest upon completion of 12 full months of continuous employment measured from the date of grant, and the balance of the options will vest in 36 equal monthly installments commencing on the first anniversary of the date of grant, based upon the completion of each month of continuous employment.

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(2)	The date of grants was April 2, 2018 for services of Mr. Andrews as a non-employee director of Oncocyte. The options vested on the first anniversary of the grant date.

(3)	The date of grant was August 30, 2018 for services of Mr. Andrews as a non-employee director of Oncocyte. The options vested on the first anniversary of the grant date.

(4)	The date of grant was July 1, 2019.

(5)	The date of grant of the RSUs was July 1, 2019. The RSUs will vest upon completion of two years of continuous service as an employee from the grant date. The market value of the RSUs was determined based on the closing price of Oncocyte common stock as quoted on the NYSE American on December 31, 2019.

(6)	These options were granted to Dr. Hesterberg in the capacity of a consultant on February 16, 2016. One quarter of the options vested upon completion of 12 full months of continuous service provided to the company measured from the date of grant, the second quarterly installment shall vest upon the completion of the validation of a second product (bladder cancer, lung cancer small nodule, or lung cancer screening), the third quarterly installment shall vest upon achievement of successful launch of a lung cancer test, and the last one quarter vested on the second anniversary of the option grant date.

(7)	The date of grant was November 1, 2016 at which time Dr. Hesterberg became an employee of Oncocyte.

(8)	The date of grant was February 17, 2017.

(9)	The date of grant was May 23, 2018. One third of the options shall vest when a clinical validation study of DetermaDx™ is complete, one third shall vest on the filing of a Medicare dossier for a LCD Approval for DetermaDx™ and one third shall vest on the earlier of the third anniversary of the date of grant or the date of LCD Approval for DetermaDx™.

(10)	The date of grant was October 17, 2018. The options shall vest in three equal annual installments from the date of grant.

(11)	The date of grant was March 14, 2019.

(12)	These options were granted to Mr. Levine upon his appointment as Chief Financial Officer on November 16, 2017.

(13)	The date of grant was May 23, 2018.

(14)	The date of grant was June 13, 2018. One half of the options shall vest upon completion of a clinical validation study manuscript for DetermaDx™, and one-half of the options shall vest upon the commencement of a clinical utility study of DetermaDx™.

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(15)	The date of the grant was March 14, 2019 and the 20,000 restricted stock units vested one year from the date of grant. The market value of the RSUs was determined based on the closing price of Oncocyte common stock as quoted on the NYSE American on December 31, 2019.

(16)	Mr. Annett’s employment as President and Chief Executive Officer ended on June 30, 2019. As a result of the termination of Mr. Annett’s employment, options to purchase 59,377 shares of common stock immediately vested. Mr. Annett’s vested options will expire on December 31, 2020.

(17)	The date of grant was June 16, 2015.

(18)	The date of grant was February 16, 2016.

(19)	The date of grant was May 23, 2018. One quarter of the options were designated to vest when a clinical validation study of DetermaDx™ is complete and Oncocyte receives a publication date for an article describing the results of the study, and the remaining options were designated to vest when Oncocyte receives LCD Approval for DetermaDx™. As a result of the termination of Mr. Annett’s employment, these options will lapse to the extent that the conditions to vesting are not met by June 30, 2020.

The Incentive Plan

The following summary of the Incentive Plan is a summary only and does not purport to include all of the terms of the Inventive Plan, and is qualified by the full terms of the Incentive Plan.

We have adopted the Incentive Plan that permits us to grant awards, or Awards, consisting of stock options, the grant or sale of restricted stock (“Restricted Stock”), the grant of stock appreciation rights (“SARs”), and the grant of hypothetical units issued with reference to our common stock (“Restricted Stock Units” or “RSUs”), for up to 11,000,000 shares of our common stock. The Incentive Plan also permits Oncocyte to issue such other securities as our Board of Directors (the “Board”) or the Compensation Committee (the “Committee”) administering the Incentive Plan may determine. Awards of stock options, Restricted Stock, SARs, and RSUs (“Awards”) may be granted under the Incentive Plan to Oncocyte employees, directors, and consultants.

Awards may vest and thereby become exercisable or have restrictions on forfeiture lapse on the date of grant or in periodic installments or upon the attainment of performance goals, or upon the occurrence of specified events. Awards may not vest, in whole or in part, earlier than one year from the date of grant. Vesting of an Award after the date of grant may be accelerated only in the limited circumstances specified in the Incentive Plan. In the case of the acceleration of vesting of any performance-based Award, acceleration of vesting shall be limited to actual performance achieved, pro rata achievement of the performance goal(s) on the basis for the elapsed portion of the performance period, or a combination of actual and pro rata achievement of performance goals.

No person shall be granted, during any one-year period, options to purchase, or SARs with respect to, more than 1,000,000 shares in the aggregate, or any Awards of Restricted Stock or RSUs with respect to more than 500,000 shares in the aggregate. If an Award is to be settled in cash, the number of shares on which the Award is based shall not count toward the individual share limit.

No Awards may be granted under the Incentive Plan more than ten years after the date upon which the Incentive Plan was adopted by the Board, and no options or SARS granted under the Incentive Plan may be exercised after the expiration of ten years from the date of grant.

Stock Options

Options granted under the Incentive Plan may be either “incentive stock options” within the meaning of Section 422(b) of the Internal Revenue Code of 1986, as amended, or “non-qualified” stock options that do not qualify incentive stock options. Incentive stock options may be granted only to Oncocyte employees and employees of subsidiaries. The exercise price of stock options granted under the Incentive Plan must be equal to the fair market of our common stock on the date the option is granted. In the case of an optionee who, at the time of grant, owns more than 10% of the combined voting power of all classes of Oncocyte stock, the exercise price of any incentive stock option must be at least 110% of the fair market value of the common stock on the grant date, and the term of the option may be no longer than five years. The aggregate fair market value of common stock (determined as of the grant date of the option) with respect to which incentive stock options become exercisable for the first time by an optionee in any calendar year may not exceed $100,000.

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The exercise price of an option may be payable in cash or in common stock having a fair market value equal to the exercise price, or in a combination of cash and common stock, or other legal consideration for the issuance of stock as the Board or Committee may approve.

Generally, options will be exercisable only while the optionee remains an employee, director or consultant, or during a specific period thereafter, but in the case of the termination of an employee, director, or consultant’s services due to death or disability, the period for exercising a vested option shall be extended to the earlier of 12 months after termination or the expiration date of the option.

Restricted Stock and Restricted Stock Units

In lieu of granting options, we may enter into purchase agreements with employees under which they may purchase or otherwise acquire Restricted Stock or RSUs subject to such vesting, transfer, and repurchase terms, and other restrictions. The price at which Restricted Stock may be issued or sold will be not less than 100% of fair market value. Employees or consultants, but not executive officers or directors, who purchase Restricted Stock may be permitted to pay for their shares by delivering a promissory note or an installment payment agreement that may be secured by a pledge of their Restricted Stock. Restricted Stock may also be issued for services actually performed by the recipient prior to the issuance of the Restricted Stock. Unvested Restricted Stock for which we have not received payment may be forfeited, or we may have the right to repurchase unvested shares upon the occurrence of specified events, such as termination of employment.

Subject to the restrictions set with respect to the particular Award, a recipient of Restricted Stock generally shall have the rights and privileges of a shareholder, including the right to vote the Restricted Stock and the right to receive dividends; provided that, any cash dividends and stock dividends with respect to the Restricted Stock shall be withheld for the recipient’s account, and interest may be credited on the amount of the cash dividends withheld. The cash dividends or stock dividends so withheld and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the recipient in cash or, at the discretion of the Board or Committee, in shares of common stock having a fair market value equal to the amount of such dividends, if applicable, upon the release of restrictions on the Restricted Stock and, if the Restricted Stock is forfeited, the recipient shall have no right to the dividends.

The terms and conditions of a grant of RSUs shall be determined by the Board or Committee. No shares of common stock shall be issued at the time a RSU is granted. A recipient of Restricted Stock Units shall have no voting rights with respect to the RSUs. Upon the expiration of the restrictions applicable to a RSU, we will either issue to the recipient, without charge, one share of common stock per RSU or cash in an amount equal to the fair market value of one share of common stock.

At the discretion of the Board or Committee, each RSU (representing one share of common stock) may be credited with cash and stock dividends paid in respect of one share (“Dividend Equivalents”). Dividend Equivalents shall be withheld for the recipient’s account, and interest may be credited on the amount of cash Dividend Equivalents withheld. Dividend Equivalents credited to a recipient’s account and attributable to any particular RSU (and earnings thereon, if applicable) shall be distributed in cash or in shares of common stock having a fair market value equal to the amount of the Dividend Equivalents and earnings, if applicable, upon settlement of the RSU. If a RSU is forfeited, the recipient shall have no right to the related Dividend Equivalents.

SARs

An SAR is the right to receive, upon exercise, an amount payable in cash or shares, or a combination of shares and cash, equal to the number of shares subject to the SAR that is being exercised, multiplied by the excess of (a) the fair market value of a common share on the date the SAR is exercised, over (b) the exercise price specified in the SAR Award agreement. SARs may be granted either as free-standing SARs or in tandem with options. No SAR may be exercised later than 10 years after the date of grant.

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The exercise price of an SAR shall not be less than 100% of the fair market value of one share of common stock on the date of grant. An SAR granted in conjunction with an option shall have the same exercise price as the related option, shall be transferable only upon the same terms and conditions as the related option, and shall be exercisable only to the same extent as the related option; provided, however, that the SAR by its terms shall be exercisable only when the fair market value per share exceeds the exercise price per share of the SAR or related option. Upon any exercise of an SAR granted in tandem with an option, the number of shares for which the related option shall be exercisable shall be reduced by the number of shares for which the SAR has been exercised. The number of shares for which an SAR issued in tandem with an option shall be exercisable shall be reduced by the number of shares for which the related option has been exercised.

Repricing Prohibition

The Incentive Plan prohibits any modification of the purchase price or exercise price of an outstanding option or other Award if the change would effect a “repricing’ without shareholder approval. As defined in the Incentive Plan, “repricing” means a reduction in the exercise price of an outstanding option or SAR or cancellation of an “underwater” or “out-of-the-money” Award in exchange for other Awards or cash. An “underwater” or “out-of-the-money” Award is defined to mean an Award for which the exercise price is less than the “fair market value” of Oncocyte common stock. The fair market value is generally determined by the closing price of Oncocyte common stock on the NYSE American or any other national securities exchange or inter-dealer quotation system on which Oncocyte common stock is traded.

Limitation on Share Recycling

Shares subject to an Award shall not again be made available for issuance or delivery under the Incentive Plan if those shares are (a) shares tendered in payment of an option, (b) shares delivered or withheld by us to satisfy any tax withholding obligation, (c) shares covered by a stock-settled SAR or other Award that were not issued upon the settlement of the Award, or (d) shares repurchased by us using the proceeds from option exercises. Only shares subject to an Award that is cancelled or forfeited or expires prior to exercise or realization may be regranted under the Incentive Plan.

Other Compensation Plans

We do not have any pension plans, defined benefit plans, or non-qualified deferred compensation plans. We do make contributions to 401(k) plans for participating executive officers and other employees.

Risk Considerations and Recoupment Policies

The Compensation Committee considers, in establishing and reviewing the executive compensation program, whether the program encourages unnecessary or excessive risk taking. Our executive compensation arrangements include a fixed salary that provides a steady income so that executives do not feel pressured to focus exclusively on stock price performance or short-term financial targets to the detriment of our long-term operational and strategic objectives. We supplement fixed salaries with discretionary bonus awards based on the executive’s performance as well as the performance of Oncocyte. Most of the stock options that we have granted to our executive officers vest over four years, assuring that the executives take a long-term perspective in viewing their equity ownership.

Because we have not adopted compensation plans, or made incentive awards, based on quantified financial performance measures, we have not adopted specific policies regarding the adjustment or recovery of awards or payments if the relevant performance measures are restated or otherwise adjusted in a manner that would reduce the size of an award or payment. We may adopt such policies, however, if we adopt incentive compensation plans or grant incentive bonuses based on financial performance measures or if we are required to do by the rules of any national securities exchange or interdealer quotation system on which our common stock or other equity securities are listed.

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PRINCIPAL SHAREHOLDERS

The following table sets forth information as of March 31, 2020 concerning beneficial ownership of our common stock by each shareholder known by us to be the beneficial owner of 5% or more of our outstanding shares of common stock. Information concerning certain beneficial owners of more than 5% of the outstanding common stock is based upon information disclosed by such owners in their reports on Schedule 13D or Schedule 13G.

Security Ownership of Certain Beneficial Owners

Shareholder	Number of Shares	Percent of Total

Broadwood Partners, L.P. (1) Broadwood Capital, Inc. Neal Bradsher 724 Fifth Avenue, 9th Floor New York, New York 10019	14,725,311	23.17%

Lineage Cell Therapeutics, Inc. (2) 2173 Salk Avenue, Suite 200 Carlsbad, CA 92008	6,041,154	9.67%

Pura Vida Investments, LLC(3) Efrem Kamen 150 East 52nd Street, Suite 32001 New York, NY 10022	5,696,576	9.12%

George Karfunkel 126 East 56th Street/15th Floor New York, New York 10022	5,120,000	8.19%

(1)	Includes 14,722,166 shares owned by Broadwood Partners, L.P. and 3,145 shares owned by Neal Bradsher. Broadwood Capital, Inc. is the general partner of Broadwood Partners, L.P. Neal Bradsher is the President of Broadwood Capital, Inc. Mr. Bradsher and Broadwood Capital, Inc. share voting power over and may be deemed to beneficially own the shares owned by Broadwood Partners, L.P. The shares owned by Broadwood Partners, L.P. include 1,055,961 shares that may be acquired upon the exercise of certain warrants. Does not include 1,050,000 shares of common stock that Broadwood agreed to purchase from Oncocyte during April 2020.

(2)

Does not reflect shares sold by Lineage during April 2020 as reported by Lineage on April 27, 2020 in an amendment to its report on Schedule 13D, which discloses that as of that date Lineage beneficially owned 4,265,904 shares of Oncocyte common stock representing 6.3% of the outstanding common stock.

(3)	Includes shares held by Pura Vida Master Fund, Ltd. (the “Pura Vida Master Fund”) and certain separately managed accounts (the “Accounts”). Pura Vida Investments, LLC (“Pura Vida”) serves as the investment manager to the Pura Vida Master Fund and the Accounts. Efrem Kamen serves as the managing member of Pura Vida. Pura Vida and Mr. Kamen may be deemed to have shared voting and dispositive power with respect to the shares owned directly by the Pura Vida Master Fund and the Accounts. Pura Vida and Mr. Kamen disclaim beneficial ownership of those shares except to the extent of their pecuniary interest therein. Does not include 600,000 shares of common stock that certain funds and accounts managed by Pura Vida agreed to purchase from Oncocyte during April 2020.

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Security Ownership of Management

The following table sets forth information as of March 31, 2020 concerning beneficial ownership of our common stock and equity awards by each member of the Board of Directors, all Named Executive Officers, and all executive officers and directors as a group.

	Number of Shares	Percent of Total
Ronald Andrews (1)	145,180	*%

Lyndal K. Hesterberg (2)	255,405	*%

Mitchell Levine (3)	251,532	*%

William Annett (4)	1,176,371	1.85%

Alfred D. Kingsley (5)	744,338	1.18%

Andrew Arno (6)	256,414	*%

Andrew J. Last (7)	115,506	*%

Cavan Redmond (8)	211,414	*%

Aditya Mohanty (9)	33,750	*%

Melinda Griffith (10)	-	*%

All executive officers and directors as a group (14 persons) (11)	3,438,243	5.27%

*Less than 1%

(1)	Includes 65,000 shares that may be acquired through the exercise of stock options that are presently exercisable or that may become exercisable within 60 days and 17,482 shares that may be acquired upon the exercise of certain warrants. Excludes 950,000 shares that may be acquired upon the exercise of certain stock options that are not presently exercisable and that will not become exercisable within 60 days. Also excludes shares that may be acquired upon the exercise of 50,000 stock options and upon vesting of 65,000 RSUs that Oncocyte has agreed to grant to Mr. Andrews under the terms of his employment agreement upon his completion of one year of continuous service as an employee.

(2)	Includes 253,657 shares that may be acquired through the exercise of stock options that are presently exercisable or that may become exercisable within 60 days and 874 shares that may be acquired upon the exercise of certain warrants. Excludes 464,743 shares that may be acquired upon the exercise of certain stock options that are not presently exercisable and that will not become exercisable within 60 days.

(3)	Includes 221,458 shares that may be acquired through the exercise of stock options that are presently exercisable or that may become exercisable within 60 days and 3,495 shares that may be acquired upon the exercise of certain warrants. Excludes 647,542 shares that may be acquired upon the exercise of certain stock options that are not presently exercisable and that will not become exercisable within 60 days.

(4)	Mr. Annett’s employment as President and Chief Executive Officer ended on June 30, 2019. Includes 1,169,371 shares that may be acquired through the exercise of stock options that are presently exercisable and 3,500 shares that may be acquired upon the exercise of certain warrants.

(5)	Includes 303,995 shares held solely by Mr. Kingsley, and 75,345 shares held by Greenbelt Corp. and 18,767 shares held by Greenway Partners, LP, which are affiliates of Mr. Kingsley. Mr. Kingsley disclaims beneficial ownership of 15,069 shares held by Greenbelt Corp. Includes 361,300 shares that may be acquired through the exercise of stock options that are presently exercisable or that may become exercisable within 60 days. Excludes 45,000 shares that may be acquired upon the exercise of certain stock options that are not presently exercisable and that will not become exercisable within 60 days.

(6)	Includes 101,520 shares that may be acquired through the exercise of stock options that are presently exercisable or that may become exercisable within 60 days and 52,447 shares that may be acquired upon the exercise of certain warrants. Excludes 45,000 shares that may be acquired upon the exercise of certain stock options that are not presently exercisable and that will not become exercisable within 60 days.

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(7)	Includes 101,520 shares that may be acquired through the exercise of stock options that are presently exercisable or that may become exercisable within 60 days and 6,993 shares that may be acquired upon the exercise of certain warrants. Excludes 45,000 shares that may be acquired upon the exercise of certain stock options that are not presently exercisable and that will not become exercisable within 60 days.

(8)	Includes 106,520 shares that may be acquired through the exercise of stock options that are presently exercisable or that may become exercisable within 60 days and 52,447 shares that may be acquired upon the exercise of certain warrants. Excludes 50,000 shares that may be acquired upon the exercise of certain stock options that are not presently exercisable and that will not become exercisable within 60 days.

(9)	Includes 33,750 shares that may be acquired through the exercise of stock options that are presently exercisable or that may become exercisable within 60 days. Excludes 45,000 shares that may be acquired upon the exercise of certain stock options that are not presently exercisable and that will not become exercisable within 60 days.

(10)	Excludes 45,000 shares that may be acquired upon the exercise of certain stock options that are not presently exercisable and that will not become exercisable within 60 days.

(11)	Includes 2,652,429 shares and that may be acquired upon the exercise of certain stock options that are presently exercisable or that may become exercisable within 60 days and 137,238 shares that may be acquired upon the exercise of certain warrants. Excludes 4,096,950 shares that may be acquired upon the exercise of certain stock options that are not presently exercisable and that will not become exercisable within 60 days. Also excludes shares that may be acquired upon the exercise of 50,000 stock options and upon vesting of 65,000 RSUs that Oncocyte has agreed to grant to Mr. Andrews under the terms of his employment agreement upon his completion of one year of continuous service as an employee.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Shared Facilities Agreement and Relationship with Lineage

During 2009 Oncocyte and Lineage entered into a Shared Facilities Agreement pursuant to which Lineage provided Oncocyte with the use of office and laboratory facilities, laboratory and office equipment and supplies, utilities, insurance, and the services of Lineage employees and contractors, for which we have reimbursed Lineage, either through cash payments, shares of our common stock, or delivering convertible promissory notes. Lineage provided us with the use of its facilities, equipment and supplies, utilities, and personnel at its cost until 2016, and at its cost plus 5% thereafter. Oncocyte ceased using shared services from Lineage during October 2019 and ceased using Lineage’s office and laboratory facilities under the Shared Facilities Agreement effective December 31, 2019 at which time the Shared Facilities Agreement terminated. As of December 31, 2018, Oncocyte had $2.1 million outstanding and payable to Lineage and affiliates in connection with the costs incurred under the Shared Facilities Agreement during 2018 and prior periods, which Oncocyte paid in full during February 2019. Total fees incurred under the Shared Facilities Agreement during 2019 were $1.2 million, which have been paid in full.

Alfred D. Kingsley, who is a member of our Board of Directors, is also a director of Lineage. Broadwood Partners, L.P. and Mr. Kingsley each beneficially own more than 5% of the outstanding common shares of Lineage. All of our directors and executive officers, and beneficial owners of more than 5% of our outstanding common stock (“5% Shareholders”) as reported in this Proxy Statement, in the aggregate beneficially own more than 20% of the outstanding common shares of Lineage. The fact that certain of our executive officers and directors and 5% Shareholders own Lineage common shares should not be considered to mean that they constitute or are acting in concert as a “group” with respect to those shares or that they otherwise share power or authority to vote or dispose of the shares that each of them own.

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Certain Sales of Equity Securities

During March 2018, Oncocyte entered into securities purchase agreements with Broadwood Partners, L.P. (“Broadwood”) and George Karfunkel, each of whom beneficially own more than 5% of our outstanding common stock, pursuant to which Broadwood purchased 3,968,254 shares of common stock, and Mr. Karfunkel purchased 3,968,254 shares of common stock for $1.26 per share. Under the securities purchase agreements, we agreed to register the shares for resale under the Securities Act of 1933, as amended (the “Securities Act”), not later than 60 days after the closing of the sale of the shares. We also agreed to pay liquidated damages calculated in the manner provided in the securities purchase agreement if we did not file the registration statement in a timely manner. Because the registration statement was not filed as required by the securities purchase agreement, during 2019 we paid $300,000 to Broadwood on account of liquidated damages owed.

On July 26, 2018, Cavan Redmond and Andrew Arno, who are members of our Board of Directors, each agreed to purchase from Oncocyte 52,447 shares of common stock and warrants to purchase 52,447 shares of common stock for $150,000 pursuant to a Securities Purchase Agreement. The shares of common stock and warrants were sold in a registered direct offering in “units,” with each unit consisting of one share of common stock and one warrant, at a price of $2.86 per unit. Each warrant entitles the warrant holder to purchase one share of common stock at an exercise price of $3.00 per share. The warrants became exercisable six months after the date of issue and will expire five years after the date they become exercisable.

During February 2019, Broadwood purchased 533,333 shares of our common stock for $3.75 per share, the same price paid by other investors, in an underwritten public offering of our common stock.

During November 2019, we sold a total of 5,058,824 shares of common stock for $1.70 per share in cash in an offering registered under the Securities Act. Broadwood purchased 1,176,471 shares, and certain funds and accounts managed by Pura Vida Investments, LLC (“Pura Vida”) purchased 2,941,176 shares, on the same terms as other investors.

During January 2020, we sold 768,376 shares of common stock to Broadwood, and 2,755,400 shares of common stock to certain funds and accounts managed by Pura Vida, for $2.156 per share in an offering registered under the Securities Act.

During April 2020, we agreed to sell a total of 4,733,700 shares of common stock for $2.27 per share in cash in an offering registered under the Securities Act. Broadwood agreed to purchase 1,050,000 shares, and certain funds and accounts managed by Pura Vida agreed to purchase 600,000 shares, on the same terms as other investors.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of Exchange Act, requires our directors and executive officers and persons who own more than ten percent (10%) of a registered class of our equity securities (“Reporting Persons”) to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other Oncocyte equity securities.

To our knowledge, based solely on our review of the copies of Forms 3 and 4 and amendments thereto filed during the last fiscal year, and Forms 5 and amendments thereto filed with respect to the last fiscal year, by the Reporting Persons, or written representation from the Reporting Persons that no Form 5 was required, Aditya Mohanty was delinquent in filing one Form 4 and Tony Kalajian was delinquent in filing his Form 3.

RATIFICATION OF THE SELECTION OF OUR INDEPENDENT REGISTERED

PUBLIC ACCOUNTANTS

The Board of Directors has selected OUM & Co., LLP (“OUM”) as our independent registered public accountants. OUM has served as our independent registered public accountants since the fourth quarter of 2015. The Board of Directors proposes and recommends that the shareholders ratify the selection of the firm of OUM to serve as our independent registered public accountants for the fiscal year ending December 31, 2020.

Required Vote

Approval of the selection of OUM to serve as our independent registered public accountants requires the affirmative vote of a majority of the shares of common stock present and voting in person or by proxy on the matter at the Meeting, provided that the affirmative vote cast constitutes a majority of a quorum. Unless otherwise directed by the shareholders, proxies will be voted FOR approval of the selection of OUM to audit our financial statements.

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We expect that a representative of OUM will be present at the Meeting, in person or by conference telephone, and will have an opportunity to make a statement if he or she so desires and may respond to appropriate questions from shareholders.

The Board of Directors Recommends a Vote “FOR” Ratification of the Selection of OUM as Our

Independent Registered Public Accountants

Audit Fees, Audit Related Fees, Tax Fees and Other Fees

OUM audited our annual financial statements for the fiscal years ended December 31, 2019 and 2018. The following table sets forth the aggregate fees billed to us during the fiscal years ended December 31, 2019 and 2018 by OUM:

	2019	2018
Audit Fees (1)	$179,780	$168,170
Audit Related Fees (2)	80,064	8,000
Total Fees	$259,844	$176,170

(1)	Audit Fees consist of fees billed for professional services rendered for the audit of Oncocyte’s annual financial statements included in our Annual Report on Form 10-K, and review of the interim financial statements included in our Quarterly Reports on Form 10-Q, as applicable, and services that are normally provided by our independent registered public accountants in connection with statutory and regulatory filings or engagements.

(2)	Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.” This category includes fees related to non-routine SEC filings.

Pre-Approval of Audit and Permissible Non-Audit Services

Our Audit Committee requires pre-approval of all audit and non-audit services. Other than de minimis services incidental to audit services, non-audit services shall generally be limited to tax services such as advice and planning and financial due diligence services. All fees for such non-audit services must be approved by the Audit Committee, except to the extent otherwise permitted by applicable SEC regulations. The Committee may delegate to one or more designated members of the Committee the authority to grant pre-approvals, provided such approvals are presented to the Committee at a subsequent meeting. During 2019, all of the fees paid to OUM were approved by the Audit Committee.

REINCORPORATION PROPOSAL

Introduction

Our Board of Directors (the “Board”) has unanimously approved a change in Oncocyte’s state of incorporation from California to Delaware, which we refer to as the Reincorporation, subject to approval by Oncocyte shareholders and securing certain third-party consents and approvals that may be required by contracts to which Oncocyte is a party in the context of the Reincorporation, or that the Board otherwise determines are in the best interests of Oncocyte to obtain. The Reincorporation would be effectuated pursuant to the terms of a merger agreement providing for us to merge into a newly formed, wholly-owned subsidiary of Oncocyte incorporated in the State of Delaware, which we refer to as Oncocyte-Delaware. For purposes of the discussion below, Oncocyte as it currently exists as a corporation organized under the laws of the State of California is referred to as “Oncocyte-California” or as “we” or “us.”

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Shareholders are urged to read this Reincorporation Proposal carefully, including the Appendices attached to this Proxy Statement, before voting on the Reincorporation Proposal. The following discussion summarizes material provisions of the proposed Reincorporation. This summary is subject to and qualified in its entirety by the Agreement and Plan of Merger (the “Reincorporation Agreement”) that will be entered into by Oncocyte-California and Oncocyte-Delaware in substantially the form attached hereto as Appendix A, the Certificate of Incorporation of Oncocyte-Delaware to be effective immediately following the Reincorporation, in substantially the form attached hereto as Appendix B-1 or the Delaware Amended and Restated Certificate of Incorporation, in substantially the form attached hereto as Appendix B-2, and the Bylaws of Oncocyte-Delaware to be effective immediately following the Reincorporation (the “Delaware Bylaws”), in substantially the form attached hereto as Appendix C. The Delaware Amended and Restated Certificate of Incorporation in Appendix B-2 will be adopted only if the Common Stock Amendment Proposal is approved by our shareholders at the Meeting, and only amends Section 4.1 of the Delaware Certificate in Appendix B-1 to increase the authorized number of shares of Oncocyte-Delaware common stock from 85,000,000 shares to 150,000,000 shares. References in this Proxy Statement to the Delaware Certificate generally are references to the Delaware Certificate in Appendix B-1 or the Delaware Amendment and Restated Certificate in Appendix B-2 as applicable. Copies of the Articles of Incorporation of Oncocyte-California filed in California, as amended to date (the “California Articles”), and the Amended and Restated Bylaws of Oncocyte-California (the “California Bylaws”) are publicly available as exhibits to the reports we have filed with the SEC and also are available for inspection at our principal executive offices.

Impact of Reincorporation on Shareholder Rights

The Board recognizes that there are several rights and protections that are afforded to shareholders in the California Articles, the California Bylaws, or under the California General Corporation Law (the “California Code”). Accordingly, the Board has proposed to maintain following rights and protections in the Delaware Certificate and the Delaware Bylaws:

●	Allowing shareholders holding at least 10% of the outstanding shares to call a special meeting of shareholders;

●	Providing that all directors stand for election annually;

●	Providing for majority voting in uncontested elections of directors (with a plurality voting standard in contested elections);

●	Providing that a majority of shareholders may remove directors for any reason;

●	Providing that shareholders may act by written consent;

●	Providing that the Delaware Certificate and Delaware Bylaws may be amended by the vote of a majority of the outstanding shares; and

●	Opting out Section 203 of the Delaware General Corporations Law (the Delaware Code), a Delaware statute that can provide a company with greater protection against unsolicited takeover offers than otherwise exist under California statute (discussed below under “Significant Differences Between the Corporation Laws of California and Delaware”).

Reasons for the Reincorporation

Because state corporate law governs the internal affairs of a corporation, choice of a state domicile is an extremely important decision for a public company. Management and boards of directors of corporations look to state corporate law, and judicial interpretations of state law, to guide their decision-making on many key issues, including determining appropriate governance policies and procedures, understanding their fiduciary obligations to shareholders and evaluating key strategic alternatives for a corporation, including mergers, acquisitions and divestitures. Our Board and management believe that it is important for us to be able to draw upon well-established principles of corporate governance in making legal and business decisions. The primary purpose for effecting the Reincorporation would be the prominence and predictability of Delaware corporate law, which provides a reliable foundation on which our governance decisions can be based. We believe that our shareholders will benefit from the responsiveness of Delaware corporate law and the Delaware judiciary to their needs and to the needs of the corporation they own.

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The principal factors the Board considered in deciding to pursue and recommending that our shareholders approve the proposed Reincorporation are summarized below:

●	greater predictability, flexibility and responsiveness of Delaware law to corporate needs;

●	access to specialized courts;

●	enhanced ability of Delaware corporations to attract and retain directors and officers; and

●	more certainty with respect to indemnification and limitation of liability for directors.

Predictability, Flexibility and Responsiveness of Delaware Law. Delaware has adopted comprehensive and flexible corporate laws that are updated regularly to meet changing business circumstances. The Delaware legislature is sensitive to and experienced in addressing issues regarding corporate law and is especially responsive to developments in modern corporate law. The Delaware Secretary of State is viewed as particularly flexible and responsive in its administration of the filings required for mergers, acquisitions and other corporate transactions. Delaware has become a preferred domicile for many major American corporations and its corporate law and administrative practices have become comparatively well-known and widely understood. In addition, Delaware case law provides a well-developed body of law defining the duties and decision making processes expected of boards of directors in evaluating potential or proposed extraordinary corporate transactions. As a result of these factors, it is anticipated that Delaware law provides more efficiency, predictability and flexibility in our legal affairs than is presently available under California law.

Access to Specialized Courts. Cases involving corporate law issues are adjudicated in a specialized Chancery Court in Delaware. This court has developed considerable expertise in dealing with corporate legal issues, as well as a substantial and influential body of case law construing Delaware’s corporate law and has streamlined procedures and processes that help provide relatively quick decisions. In contrast, California does not have a similar specialized court established to hear only corporate law cases. Disputes involving questions of California corporate law are either heard by the California Superior Court or by a United States District Court if federal jurisdiction exists. The California Superior Court and the United States District Courts hear a wide variety of civil and criminal cases.

Enhanced Ability to Attract and Retain Directors and Officers. The Board believes that the Reincorporation will enhance our ability to attract and retain qualified directors and officers, as well as encourage directors and officers to continue to make independent decisions in good faith on behalf of Oncocyte. We are in a competitive industry and compete for talented individuals to serve on our management team and on our Board. The majority of public companies are incorporated in Delaware. Not only is Delaware law more familiar to directors, it also offers greater certainty and stability from the perspective of those who serve as corporate officers and directors. The parameters of director and officer liability have been more extensively addressed in Delaware court decisions and, accordingly, are better defined and better understood than under California law. We believe that the better understood and comparatively stable corporate environment afforded by Delaware law would enable us to compete more effectively with other public companies in the recruitment of talented and experienced directors and officers.

More Certainty Regarding Indemnification and Limitation of Liability for Directors. In general, both California and Delaware permit a corporation to include a provision in its charter that reduces or limits the monetary liability of directors for breaches of fiduciary duties, subject to certain exceptions further discussed in “Elimination of Director Personal Liability for Monetary Damages” below. The increasing frequency of claims and litigation directed against directors and officers has greatly expanded the risks facing directors and officers of corporations in exercising their respective duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial and distracting to the directors and officers and also results in higher liability insurance premiums for companies. It is our desire to reduce these risks to our directors and officers by providing indemnification and advancement of litigation expenses to directors and officers and to limit situations in which monetary damages can be recovered against directors, in each case to the fullest extent permitted by Delaware law, so that we may continue to attract and retain qualified directors and officers who otherwise might be unwilling to serve because of the risks involved. In addition, enhanced protection of directors is expected to reduce the extent to which directors, due to the threat of personal liability, are inhibited from making business decisions which, though entailing some degree of risks, are in the best interests of Oncocyte and its shareholders. We believe that, in general, Delaware law provides greater protection to directors than California law, and that Delaware case law regarding a corporation’s ability to limit director liability and to indemnify and advance litigation expenses to directors and officers is more developed and provides more guidance than California law. Shareholders should note that a director’s personal liability is not, and cannot be, eliminated under Delaware law for intentional misconduct, bad faith conduct, or any transaction from which the director derives an improper personal benefit, and the Board believes that Delaware law will provide appropriate protection for shareholders from possible abuses by directors and officers, while enhancing our ability to recruit and retain directors and officers. However, the shareholders should be aware that such protection and limitation of liability inure to the benefit of directors, and the interest of the Board in recommending the approval of this Reincorporation Proposal may therefore not be fully aligned with the interests of the shareholders.

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Mechanics of the Reincorporation

To complete the Reincorporation, Oncocyte-California will merge with and into Oncocyte-Delaware, a wholly-owned subsidiary of Oncocyte-California that recently has been incorporated under the Delaware General Corporation Law (the “Delaware Code”) for purposes of the Reincorporation. Oncocyte, as it currently exists as a California corporation, will cease to exist as a result of the merger, and Oncocyte-Delaware will be the surviving corporation and will continue to operate our business as it was operated prior to the Reincorporation. The outstanding shares of Oncocyte-California common stock will be converted into a like number of shares of Oncocyte-Delaware on a share for share basis so that the existing holders of our common stock will own all of the outstanding shares of Oncocyte-Delaware common stock, and there will be no change in number of shares owned by or in the percentage ownership of any shareholder as a result of the Reincorporation. Assuming approval of the Reincorporation Proposal at the Meeting, we currently anticipate that we will effectuate the Reincorporation as soon as reasonably practicable thereafter.

At the time and date on which the Reincorporation becomes effective (the “Effective Time”), Oncocyte will be governed by the Delaware Certificate, the Delaware Bylaws, and the Delaware Code. Although the Delaware Certificate and the Delaware Bylaws contain provisions that are similar to the provisions of the California Articles and the California Bylaws, they also include certain provisions that are different from the provisions contained in the California Articles and the California Bylaws or required by the California Code, as described in more detail below.

Continuation of Oncocyte’s Operations and Management After the Reincorporation

Upon effectiveness of the Reincorporation, Oncocyte-Delaware will be the successor in interest to Oncocyte-California, and the shareholders will become shareholders of Oncocyte-Delaware, owning the same number of shares of its common stock as they owned of Oncocyte-California’s common stock. Other than the change in corporate domicile to Delaware, the Reincorporation will not result in any change in the business, physical location, management, assets, liabilities or capitalization of Oncocyte, nor will it result in any change in the membership of our Board or our current officers and employees. Upon consummation of the Reincorporation, we expect to continue our business operations at our principal executive offices located at 15 Cushing, Irvine, California, and we expect to continue to operate our diagnostic and research laboratories located in Brisbane, California and Nashville, Tennessee. The consolidated financial condition and results of operations of Oncocyte-Delaware immediately after consummation of the Reincorporation will be the same as those of Oncocyte-California immediately prior to the consummation of the Reincorporation. In addition, upon the effectiveness of the Reincorporation, the Board of Directors of Oncocyte-Delaware will be comprised of the persons elected to the Board of Directors of Oncocyte-California at the Meeting and there will be no changes in our executive officers or in their responsibilities resulting from the Reincorporation.

Oncocyte Employee Benefit and Incentive Compensation Plans

All of our employee benefit and incentive compensation plans existing immediately prior to the Reincorporation, including the Incentive Plan, will be continued by Oncocyte-Delaware, and, as described above. Each outstanding option to purchase shares of Oncocyte-California’s common stock will be converted into an option to purchase the same number of shares of Oncocyte-Delaware’s common stock at the same price per share and on the same terms and conditions. Each outstanding RSU representing the right to receive one share of Oncocyte-California common stock upon vesting will be converted into a RSU relating to the same number of shares of Oncocyte-Delaware common stock on the same terms and conditions. In particular, the merger of Oncocyte-California into Oncocyte-Delaware will not be treated as a “Change in Control” under the Incentive Plan, or our prior Stock Option Plan, or the CIC Plan, and therefore the provisions of those plans that provide for acceleration of vesting of stock options, RSUs or other equity awards will not be triggered by the Reincorporation.

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Trading of Oncocyte common stock after the Reincorporation

Shares of Oncocyte-Delaware common stock will be listed on the NYSE American upon the effectiveness of the Reincorporation.

ONCOCYTE-CALIFORNIA SHARE CERTIFICATES AND BOOK-ENTRY POSITIONS WILL AUTOMATICALLY REPRESENT SHARES AND BOOK-ENTRY POSITIONS OF ONCOCYTE-DELAWARE UPON THE EFFECTIVENESS OF THE REINCORPORATION. SHAREHOLDERS WHO HOLD ONCOCYTE-CALIFORNIA SHARE CERTIFICATES WILL NOT BE REQUIRED TO SURRENDER OR EXCHANGE THEIR ONCOCYTE-CALIFORNIA SHARE CERTIFICATES SOLELY IN CONNECTION WITH THE REINCORPORATION.

The registration statements of Oncocyte-California on file with the SEC immediately prior to the Reincorporation will be assumed by Oncocyte-Delaware.

Right to Abandon the Reincorporation or Amend the Reincorporation Agreement

The Reincorporation Agreement provides that the Board may abandon the Reincorporation at any time prior to the Effective Time if the Board determines that the Reincorporation is inadvisable for any reason, even if our shareholders have approved the Reincorporation Proposal at the Meeting. While we do not anticipate an abandonment of the Reincorporation, it is always possible that events could occur that would lead the Board to conclude than abandoning the Reincorporation is advisable. For example, the Delaware Code or the California Code may be changed to reduce the benefits that the Board is seeking to achieve through the Reincorporation, or the costs of operating as a Delaware corporation may be increased, although we are not currently aware of any such changes under consideration.

The Reincorporation Agreement may be amended at any time prior to the Effective Time, either before or after the shareholders have voted to approve the Reincorporation Proposal, subject to applicable law. We will re-solicit shareholder approval of the Reincorporation if the terms of the Reincorporation Agreement are materially changed.

Select Comparison Between the Charters and the Bylaws of Oncocyte-California and Oncocyte-Delaware

The following is a comparison of certain key provisions in the California Articles and the California Bylaws and comparable provisions in the Delaware Certificate and the Delaware Bylaws, as well as certain provisions of the California Code and the Delaware Code. These comparisons summarize certain differences that shareholders may deem important, but are not intended to list all differences, and are qualified in their entirety by reference to those documents and to the California Code and the Delaware Code. Shareholders are encouraged to read the Delaware Certificate and the Delaware Bylaws and the California Articles and the California Bylaws, in their entirety.

Provisions	Oncocyte-California	Oncocyte-Delaware
Authorized Shares	85,000,000 shares of common stock, no par value, and 5,000,000 shares of preferred stock, no par value

150,000,000 shares of common stock, par value $0.0001 per share, and 5,000,000 shares of preferred stock, par value $0.0001 per share, if the shareholders approve the Common Stock Amendment Proposal at the Meeting

or

85,000,000 shares of common stock, par value $0.0001 per share, and 5,000,000 shares of preferred stock, par value $0.0001 per share, if the Common Stock Amendment Proposal is not approved by the shareholders at the Meeting.

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Vote Required to Approve Merger or Sale of Company	The California Articles do not include super-majority voting requirements with respect to the approval of a merger or sale.	Same.

	The California Code provides that a merger or sale of all or substantially all of the assets of Oncocyte requires the approval of a majority of the outstanding shares of each class or series entitled to vote as a class or series thereon.	The Delaware Code provides that a merger or sale of all or substantially all of the assets of Oncocyte requires the approval of a majority of the voting power of the outstanding stock entitled to vote thereon.

Bylaw Amendments	The California Bylaws generally may be amended by the affirmative vote of a majority of the outstanding shares or by action of the Board of Directors, however, certain amendments specifying or changing a fixed number of directors or the maximum or minimum number or changing from a fixed to a variable board or vice versa may only be approved by a vote of a majority of the outstanding shares.	The Delaware Bylaws may be amended by the affirmative vote of a majority of the outstanding shares or by action of the Board of Directors.

Shareholder Action by Written Consent	The California Bylaws permit action by written consent of the shareholders.	The Delaware and Delaware Certificate Bylaws permit action by written consent of the stockholders; however, (1) such actions involving a stockholder that has any interest in the transaction that is different from, or in addition to, the interests of the stockholders generally may only be effected by the affirmative consent of disinterested stockholders representing at least a majority of the outstanding stock entitled to vote thereon, and (2) no action shall be effected by written consent in lieu of a meeting if such action addresses substantially the same subject matter (a “Similar Item”) as an item or items that were presented at an annual or special meeting of stockholders that was held not more than 12 months before the effective date of such action.

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Ability of Shareholders to Call Special Meetings

Holders of shares entitled to cast not less than 10% of the votes at a shareholder meeting may require Oncocyte to hold a special meeting of shareholders.

The California Bylaws also require that a shareholder-requested special meeting be held not less than 35 nor more than 60 days after the receipt of the request for the special meeting, at a date and time set by the Oncocyte officer receiving the special meeting request from the shareholder.

Same. As permitted under the Delaware Code, the Delaware Bylaws require stockholders to comply with certain informational and procedural requirements to make a special meeting request, and limit the ability to call a special meeting, including (among other things) where: (A) the Corporation has called or calls a meeting of stockholders to be held within 90 days after the date of a valid request and the Board determines in good faith that such meeting includes a Similar Item, (B) the request is received during the period commencing 90 days prior to the anniversary of the preceding annual meeting and ending on the date of the next annual meeting, or (C) the request contains a Similar Item to an item presented at any stockholders meeting held within 120 days prior to the date on which a stockholder’s valid request to hold a special meeting has been delivered to the Secretary (including the election of directors with respect to all items of business involving the election or removal of directors). Under the Delaware Bylaws, any stockholder requested special meeting shall be held at such date, time and place as the Board of Directors shall fix.

Exclusive Forum Selection Provision	The California Bylaws contain an exclusive forum selection provision that requires certain legal actions, including shareholder derivative lawsuits, to be brought in courts located in California.	Same, but provides for jurisdiction of Delaware courts, except that the Delaware Certificate requires that federal district courts shall be the exclusive forum for complaints arising under the Securities Act of 1933.

Advance Notice Provisions for Nominations and Other Business

The California Bylaws provide that, in order for a shareholder to make a director nomination or propose business at a shareholder meeting, a written notice containing the name of any person to be nominated by any shareholder for election as a director of Oncocyte or containing any other business sought to be presented at an upcoming shareholders meeting must generally be received by the Secretary of Oncocyte no earlier than the close of business on the 120th calendar day and no later than the close of business on the 90th calendar day prior to the anniversary of the immediately preceding annual meeting of the shareholders; provided, that if the date of the annual meeting is advanced by more than 30 days prior to or delayed by more than 60 days after the anniversary of the preceding year’s annual meeting, such notice must be delivered no later than the close of business on the 10th calendar day following the day on which public announcement of the date of such meeting is first made by Oncocyte.

The California Bylaws require shareholders to provide certain additional information, and comply with certain additional requirements, to make a director nomination or propose business at a shareholder meeting.

The Delaware Bylaws contain substantially similar provisions.

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Change in Number of Directors	The California Bylaws provide that the Board may fix the number of directors within a range between six to ten directors.

The Delaware Certificate and Delaware Bylaws provide that the number of directors is determined from time to time solely by affirmative vote of a majority of the total number of directors then authorized.

	Under the California Code and the California Bylaws, any change reducing the minimum number of directors to a number less than five cannot be adopted if the votes cast against its adoption are equal to or more than 16-2/3% of the outstanding shares entitled to vote. Under the California Code no amendment may change the maximum number of authorized directors to a number greater than two times the minimum number of directors minus one.	There is no equivalent provision in the Delaware Code, nor do the Delaware Bylaws contain any special limitations on amending the minimum or maximum number of directors.

Classified Board	No classified board. Instead, directors are elected annually.	Same.

Filling Vacancies on the Board	The California Bylaws provide that vacancies on the Board not caused by removal may be filled by approval of the Board, or if the number of directors then in office is less than a quorum by (i) the unanimous written consent of the directors then in office, (ii) the affirmative vote of a majority of the directors then in office at a meeting held pursuant to notice or waivers of notice complying with the California Code, or (iii) a sole remaining director. The shareholders may elect a director at any time to fill any vacancy not filled, or which cannot be filled (e.g., vacancy by removal) by the Board. Election of directors by written consent of shareholders shall require the consent of a majority of the outstanding shares entitled to vote thereon; provided, however, that, vacancies created by the removal of a director may be filled only by approval of the shareholders at a meeting, or by the unanimous written consent of all shares entitled to vote.

The Delaware Certificate and Delaware Bylaws limit the filling of vacancies solely to a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors, or by the sole remaining director.

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Removal of Directors	Under the California Bylaws, any director, or the entire Board, may be removed with or without cause by the affirmative vote of a majority of the outstanding shares entitled to vote; provided, that, unless the entire Board is removed, no director shall be removed if (i) the votes cast against removal, or not consenting in writing to such removal in the case of written consent, would be sufficient to elect such director if voted cumulatively at an election at which the same total number of votes was cast or, if such action is taken by written consent, all shares entitled to vote were voted and (ii) the entire number of directors authorized at the time of the director’s most recent election were then being elected.

Under the Delaware Certificate and Delaware Bylaws, except for such directors, if any, as are elected by the holders of any series of preferred stock as provided for or fixed pursuant to the Delaware Certificate, any director, or the entire Board, may be removed with or without cause by the affirmative vote of a majority of the outstanding shares entitled to vote.

The Delaware Bylaws do not provide for restrictions on, or preconditions to, the removal of directors by shareholders.

Uncontested Election of Directors

Under the California Bylaws, in uncontested elections of directors, nominees are elected by the affirmative vote of a majority of the shares represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum) or by written consent of majority of the shareholders.

The Delaware Bylaws provide that at any meeting of stockholders at which directors are to be elected, each nominee for election as a director in an uncontested election shall be elected if the number of votes cast for the nominee’s election exceeds the number of votes cast against the nominee’s election.

	The term of an incumbent director who fails to be reelected at an uncontested election terminates at the earlier of (i) 90 days after voting results are determined or (ii) the date the Board selects a person to fill the office of that director.	In accordance with the Delaware Code, the Delaware Bylaws provide that each director shall hold office until the next election of directors and until his or her successor shall have been duly elected and qualified.

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Contested Elections of Directors	In any election of directors that is not an uncontested election, the candidates receiving the highest number of affirmative votes of the shares entitled to be voted for them, up to the number of directors to be elected by those shares, shall be elected. Under the California Bylaws cumulative voting will apply in an election if any shareholder gives proper written notice of intent to cumulate votes.

In any election of directors that is not an uncontested election, the nominees for election as a director shall be elected by a plurality of the votes cast.

Under the Delaware Code, cumulative voting does not apply unless the corporation so provides in its certificate of incorporation. The Delaware Certificate does not provide for cumulative voting.

Indemnification	The California Articles require indemnification and advancement of expenses for directors and officers to the fullest extent permissible under the California Code.	The Delaware Bylaws require indemnification and advancement of expenses for directors and officers to the fullest extent permissible under the Delaware Code.

Elimination of Director Personal Liability Monetary Damages	The California Articles eliminate the liability of directors for monetary damages to the fullest extent permissible under the California Code.	Same but applies to liability for monetary damages under the Delaware Code.

The California Code permits a corporation to eliminate the personal liability of directors for monetary damages, except where such liability is based on:

● Intentional misconduct or knowing and culpable violation of law;

● Acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders or that involve the absence of good faith on the part of the director;

● Transactions from which a director derived an improper personal benefit;

● Acts or omissions that show reckless disregard for the director’s duty to the corporation or its shareholders, where the director in the ordinary course of performing a director’s duties should be aware of a risk of serious injury to the corporation or its shareholders;

● Acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director’s duty to the corporation and its shareholders;

● Transactions between the corporation and a director who has a material financial interest in such transaction; or

● Liability for improper distributions, loans or guarantees.

Substantially similar. The Delaware Code permits a corporation to eliminate the personal liability of directors for monetary damages, except where such liability is based on:

● Breaches of the director’s duty of loyalty to the corporation or its stockholders;

● Acts or omissions not in good faith or involving intentional misconduct or knowing violations of law;

● The payment of unlawful dividends or unlawful stock repurchases or redemption under Section 174 of the Delaware Code; or

● Transactions in which the director derived an improper personal benefit.

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Significant Differences Between the California Code and Delaware Code

The following provides a summary of certain substantive differences between the California Code and the Delaware Code in addition to those differences discussed in “Select Comparison between the Charters and the Bylaws of Oncocyte-California and Oncocyte-Delaware,” above. It is not practical to summarize all of the differences between the California Code and the Delaware Code in this Proxy Statement and the following summary is qualified in all respects by reference to the California Code and the Delaware Code.

Restrictions on Cash Mergers:

Under the California Code, a merger may not be consummated for cash if the purchaser owns more than 50%, but less than 90%, of the then outstanding shares (the 50/90 Rule), unless either (i) all the shareholders consent, which is not practical for a public company, or (ii) the California Department of Business Oversight approves the merger.

The 50/90 Rule may make it more difficult for certain acquirors to make an all-cash acquisition of Oncocyte through a tender offer. Specifically, the 50/90 rule encourages an acquiror making an unsolicited tender offer to either tender for less than 50% of the outstanding shares or more than 90% of the outstanding shares. A purchase by such acquiror of less than 50% of the outstanding shares, however, does not allow the acquiror to gain ownership of a majority of the outstanding shares needed to approve a second step merger (for purposes of enabling the acquiror to acquire the remaining shares of Oncocyte) and, therefore, creates risk for such an acquiror that such a favorable vote will not be obtained. On the other hand, a tender offer conditioned upon receipt of tenders from at least 90% of the outstanding shares also creates risk for the acquiror, because it is likely to be very difficult to obtain tenders from holders of at least 90% of the outstanding shares. Consequently, it is possible that these risks would discourage some potential acquirors from pursuing an all cash acquisition of Oncocyte that is opposed by the Board of Directors.

Delaware law does not have a provision similar to California’s 50/90 Rule.

Restrictions on Statutory Mergers or Company Sales Transactions with Interested Shareholders:

Section 1203 of the California Code, which applies to mergers or corporate acquisition transactions with interested shareholders or their affiliates, makes it a condition to the consummation of a merger or other acquisition transaction with an interested shareholder that an affirmative opinion be obtained in writing as to the fairness of the consideration received by the shareholders of the corporation being acquired.

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Section 203 of the Delaware Code, which the Delaware Certificate expressly opts out of, makes certain types of unfriendly or hostile corporate takeovers, or other non-board approved transactions involving a corporation and one or more of its significant shareholders, more difficult. It does so by generally prohibiting “business combinations,” including mergers, sales and leases of assets, issuances of securities and similar transactions, by a corporation or a subsidiary with an “interested stockholder” (generally defined as a person or entity who, together with their affiliates and associates, beneficially owns 15% or more of a corporation’s voting stock) within three years after the person or entity becomes an interested stockholder, unless certain conditions are satisfied.

Delaware corporations may elect, as Oncocyte-Delaware has, not to be governed by Section 203 of the Delaware Code.

Dividends and Repurchases of Shares:

Under the California Code, a corporation may not make any distribution to its shareholders or repurchase its shares unless either:

●	The amount of retained earnings of the corporation immediately prior to the distribution or payment of the price of the shares being repurchased equals or exceeds the sum of (i) the amount of the proposed distribution, plus (ii) the preferential dividends arrears amount, if any, determined in accordance with the California Code; or

●	Immediately after the distribution or share repurchase, the value of the corporation’s assets would equal or exceed the sum of its total liabilities, plus the preferential rights amount, if any, determined in accordance with the California Code.

For purposes of determining whether a California corporation meets either of these tests, the determination may be based on any of the following: (i) the corporation’s financial statements; (ii) a fair valuation; or (iii) any other method that is reasonable under the circumstances. These tests are applied to California corporations on a consolidated basis.

The Delaware Code is more flexible than the California Code with respect to payment of dividends and the implementation of share repurchase programs. The Delaware Code generally provides that a corporation may redeem or repurchase its shares out of its surplus, or if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year. Surplus is defined as the excess of a corporation’s net assets (i.e., its total assets minus its total liabilities) over a corporation’s statutory capital, which the Board may generally increase or decrease by resolution, subject to a statutory requirement that at a minimum a corporation’s capital must equal the aggregate par value of its issued shares. Moreover, the Delaware Code permits a board of directors to reduce its capital and transfer the reduced amount to its surplus.

Inspection of Shareholder Lists and Books and Records:

Both the California Code and the Delaware Code allow any shareholder to inspect a corporation’s shareholder list for a purpose reasonably related to the person’s interest as a shareholder. The California Code provides, in addition, for an absolute right to inspect and copy the corporation’s shareholder list by persons holding an aggregate of 5% or more of the corporation’s voting shares, or shareholders holding an aggregate of 1% or more of such shares who have contested the election of directors. The Delaware Code also allows the shareholders to inspect the list of shareholders entitled to vote at a meeting within a ten-day period preceding a shareholders’ meeting for any purpose germane to the meeting. The Delaware Code, however, contains no provisions comparable to the absolute right of inspection provided by the California Code to certain shareholders.

Appraisal Rights:

Under both the California Code and the Delaware Code, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights, by which the shareholder may demand to receive cash in the amount of the fair value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction.

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Under the Delaware Code, fair value is determined without reference to any element of value arising from the accomplishment or expectation of the merger or consolidation, and appraisal rights are generally not available to:

● shareholders with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or are held of record by more than 2,000 holders, if such shareholders receive only shares of the surviving corporation or shares of any other corporation that are either listed on a national securities exchange or are held of record by more than 2,000 holders; or

● shareholders of a corporation surviving a merger if no vote of the shareholders of the surviving corporation is required to approve the merger under certain specific provisions of the Delaware Code.

The limitations on the availability of appraisal rights under the California Code are different from those under the Delaware Code. Shareholders of a California corporation the shares of which are listed on a national securities exchange generally do not have such appraisal rights unless the holders of at least 5% of the class of outstanding shares claim the right or the corporation or any law restricts the transfer of the shares to be received. Subject to certain exceptions, appraisal rights are also not available if the shareholders of a corporation or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities representing more than 5/6th of the voting power of the surviving or acquiring corporation or its parent entity. Appraisal rights are not available to our shareholders under the California Code with respect to the Reincorporation.

Dissolution:

Under the California Code, the holders of 50% or more of a corporation’s total voting power may authorize the corporation’s dissolution, with or without the approval of the corporation’s board of directors, and this right may not be modified by the articles of incorporation. Under the Delaware Code, unless the board of directors approves the proposal to dissolve, the dissolution must be unanimously approved by all the shareholders entitled to vote on the matter. Only if the dissolution is initially approved by the board of directors may the dissolution be approved by a simple majority of the outstanding shares entitled to vote. In addition, the Delaware Code allows a Delaware corporation to include in its certificate of incorporation a supermajority voting requirement in connection with such a board-initiated dissolution. The Delaware Certificate contains no such supermajority voting requirement.

Shareholder Derivative Suits:

The California Code provides that a shareholder bringing a derivative action on behalf of a corporation need not have been a shareholder at the time of the transaction in question, if certain tests are met under certain circumstances. Under the Delaware Code, a shareholder may bring a derivative action on behalf of the corporation only if the shareholder was a shareholder of the corporation at the time of the transaction in question or if his or her stock thereafter came to be owned by him or her by operation of law. The California Code also provides that the corporation or the defendant in a derivative suit may make a motion to the court for an order requiring the plaintiff shareholder to furnish a security bond. Delaware does not have a similar bonding requirement.

Interest of Oncocyte’s Directors and Executive Officers in the Reincorporation

The shareholders should be aware that certain of our directors and executive officers may have interests in the Reincorporation that are different from, or in addition to, the interests of the shareholders who are not Oncocyte officers or directors. For example, the Reincorporation may provide Oncocyte officers and directors with more clarity and certainty in respect of the indemnification and advancement rights available to them and, with respect to directors, in the reduction of their potential personal liability in their fiduciary roles as directors or officers. The Board has considered these interests, among other matters, in reaching its decision to recommend that our shareholders vote in favor of this Reincorporation Proposal and will continue to consider these interests in deciding whether to exercise its discretion to effect the Reincorporation.

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Certain U.S. Federal Income Tax Consequences

The following discussion summarizes certain U.S. federal income tax consequences of the Reincorporation to holders of our common stock. The discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), regulations promulgated under the Code by the U.S. Treasury Department, rulings, current administrative interpretations and official pronouncements of the Internal Revenue Service (the IRS), and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. Such change could materially and adversely affect the U.S. federal income tax consequences described below. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax consequences described herein.

This discussion is for general information only, and does not purport to discuss all aspects of U.S. federal income taxation that may be important to a particular holder in light of its investment or tax circumstances or to holders subject to special tax rules, such as partnerships, subchapter S corporations or other pass-through entities (and investors in such entities), banks, financial institutions, tax-exempt entities, insurance companies, regulated investment companies, real estate investment trusts, trusts and estates, dealers in stocks, securities, commodities or currencies, traders in securities that have elected to use the mark-to-market method of accounting for their securities, persons holding our common stock as part of an integrated transaction, including a “straddle,” “hedge,” “constructive sale,” or “conversion transaction,” persons whose functional currency for tax purposes is not the U.S. dollar, former citizens or residents of the United States, persons who acquired our common stock pursuant to the exercise of stock options or otherwise as compensation, persons who hold our common stock as qualified small business stock within the meaning of Section 1202 of the Code and persons subject to the alternative minimum tax provisions of the Code. This discussion does not address any U.S. federal taxes (other than U.S. federal income taxes), any state or local taxes, or of any foreign taxes, that may be applicable to a particular holder.

This discussion is directed solely to holders that hold our common stock as capital assets within the meaning of Section 1221 of the Code, which generally means as property held for investment. In addition, the following discussion only addresses “U.S. persons” for U.S. federal income tax purposes, generally defined as beneficial owners of our common stock who are, for U.S. federal income tax purposes:

●	Individuals who are citizens or residents of the United States;

●	Corporations created or organized in or under the laws of the United States or of any state of the United States or the District of Columbia;

●	Estates the income of which is subject to U.S. federal income taxation regardless of its source;

●	Trusts if a court within the United States is able to exercise primary supervision over the administration of any such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust; or

●	Trusts in existence on August 20, 1996 that have valid elections in effect under applicable Treasury regulations to be treated as U.S. persons.

If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds our common stock, the U.S. federal income tax treatment of a partner generally will depend on the status of the partner and the activities of the partnership. A partner of a partnership holding our common stock should consult its own tax advisor regarding the U.S. federal income tax consequences to the partner of the Reincorporation.

This discussion does not purport to be a complete analysis of all of the Reincorporation’s tax consequences that may be relevant to holders. We urge you to consult your own tax advisor regarding your particular circumstances and the U.S. federal income and other federal tax consequences to you of the Reincorporation, as well as any tax consequences arising under the laws of any state, local, foreign or other tax jurisdiction and the possible effects of changes in U.S. federal or other tax laws. We have not requested a ruling from the IRS or an opinion of counsel regarding the U.S. federal income tax consequences of the Reincorporation.

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The Reincorporation is intended to qualify as a tax-free reorganization under Section 368(a) of the Code. Assuming that the Reincorporation qualifies as a tax-free reorganization under Section 368(a) of the Code, and subject to the qualifications and assumptions described in this proxy statement: (a) holders of Oncocyte-California common stock will not recognize any gain or loss as a result of the consummation of the Reincorporation, (b) the aggregate tax basis of the Oncocyte-Delaware common stock held by each holder immediately following the consummation of the Reincorporation will equal the aggregate tax basis of the Oncocyte-California common stock held by such holder immediately prior to the consummation of the Reincorporation and (c) the holding period of the Oncocyte-Delaware common stock held by each holder following the consummation of the Reincorporation will include the holding period for the Oncocyte-California common stock held by such holder immediately prior to the consummation of the Reincorporation.

Vote Required; Effect of Abstentions and Broker Non-Votes

For the Reincorporation Proposal to be approved in accordance with the requirements of the California Code and our California Bylaws, the affirmative vote of the holders of not less than a majority of our outstanding shares of common stock entitled to vote is required. Unless otherwise directed by the shareholders, proxies will be voted FOR approval of the Reincorporation Proposal.

Broker non-votes occur when a beneficial owner of outstanding shares held in “street name” fails to provide instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine” under applicable stock exchange rules. If you as beneficial owner do not provide voting instructions, the broker or nominee cannot vote the shares with respect to “non-routine” matters, but can vote the shares with respect to “routine” matters. We believe the Reincorporation Proposal will be deemed a “non-routine” matter and, as a result, we expect brokers to vote on this proposal only as directed by their clients for whom they hold shares of our common stock, however the determination as to whether a broker may vote will be determined by the broker. Accordingly, if you do not vote your shares for the Reincorporation Proposal, it is likely that your broker will not vote your shares with respect to the Reincorporation Proposal and that broker non-vote will have the effect of a vote against the Reincorporation Proposal. Accordingly, we strongly encourage you to submit your proxy and exercise your right to vote as a shareholder to ensure that your shares are voted in the manner in which you want them to be voted.

If you check the “abstain” box for the Reincorporation Proposal on the proxy card or if you attend the Meeting without submitting a proxy and you abstain from voting on the Reincorporation Proposal, your shares will be counted for purposes of determining the presence or absence of a quorum but will not be counted for purposes of determining whether the Reincorporation Proposal has received an affirmative vote sufficient for approval. Because the vote to approve the Reincorporation Proposal requires the affirmative vote of a majority of our outstanding shares of common stock, an abstention on the Reincorporation Proposal has the effect of a vote against the Reincorporation Proposal.

The Board of Directors Recommends a Vote “FOR” Approval of Reincorporation Proposal.

COMMON STOCK AMENDMENT PROPOSAL

We are asking our shareholders to approve an amendment (the “Common Stock Amendment”) to our Articles of Incorporation that, if approved, will increase the authorized number of shares of our common stock, no par value, (“Common Stock”) to 150,000,000 shares from the currently authorized number of 85,000,000 shares. We refer to this proposal as the Common Stock Amendment Proposal.

The operative provision of the proposed Common Stock Amendment would read as follows:

“Article FOUR of the Articles of Incorporation of the corporation is amended to read as follows:

FOUR: The corporation is authorized to issue two classes of shares, which shall be designated “Common Stock” and “Preferred Stock.” The number of shares of Common Stock which the corporation is authorized to issue is 150,000,00, and the number of shares of Preferred Stock which the corporation is authorized to issue is 5,000,000. The Preferred Stock may be issued in one or more series as the board of directors may by resolution designate. The board of directors is authorized to fix the number of shares of any series of Preferred Stock and to determine or alter the rights, preferences, privileges, and restrictions granted to or imposed upon the Preferred Stock as a class, or upon any wholly unissued series of Preferred Stock. The board of directors may, by resolution, increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series of Preferred Stock subsequent to the issue of shares of that series.”

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The text of the proposed Common Stock Amendment is subject to modification to include such changes as our Board determines to be necessary or advisable to effect the Common Stock Amendment Proposal.

Vote Required; Effect of Abstentions and Broker Non-Votes

For the Common Stock Amendment Proposal to be approved in accordance with the requirements of California law and our Bylaws, the affirmative vote of the holders of not less than a majority of our outstanding shares entitled to vote is required. Unless otherwise directed by the shareholders, proxies will be voted FOR approval of the Common Stock Amendment Proposal.

Broker non-votes occur when a beneficial owner of outstanding shares held in “street name” fails to provide instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine” under applicable stock exchange rules. If you as beneficial owner do not provide voting instructions, the broker or nominee cannot vote the shares with respect to “non-routine” matters, but can vote the shares with respect to “routine” matters. Typically, when brokers are able to vote the shares, they vote in favor of the matter. We believe the Common Stock Amendment Proposal is a “routine” matter and, as a result, we do not expect there to be any broker non-votes for this proposal, however the determination as to whether a broker may vote will be determined by the broker. If you do not vote your shares for a routine matter, your broker will have the discretion to vote your shares and their vote might not reflect the vote you would have cast if you had voted by proxy. Accordingly, we strongly encourage you to submit your proxy and exercise your right to vote as a shareholder to ensure that your shares are voted in the manner in which you want them to be voted.

If you check the “abstain” box for the Common Stock Amendment Proposal on the proxy card or if you attend the Meeting without submitting a proxy and you abstain from voting on the Common Stock Amendment Proposal, your shares will be counted for purposes of determining the presence or absence of a quorum but will not be counted for purposes of determining whether the Common Stock Amendment Proposal has received an affirmative vote sufficient for approval. Because the vote to approve the Common Stock Amendment Proposal requires the affirmative vote of a majority of our outstanding shares of common stock, an abstention on the Common Stock Amendment Proposal has the effect of a vote against the Common Stock Amendment Proposal.

The Board of Directors Recommends a Vote “FOR”

Approval of the Common Stock Amendment Proposal

Reasons for the Common Stock Amendment Proposal

Our Board of Directors believes that the proposed increase in the number of authorized shares of Common Stock is desirable in order to enhance our flexibility in taking possible future actions, such as raising additional equity capital, making acquisitions using our equity as consideration, awarding equity compensation or pursuing other corporate purposes. As of April 27, 2020, we had 62,484,206 shares of Common Stock issued and outstanding, approximately 9,763,000 shares of Common Stock reserved for issuance upon the exercise of outstanding stock options, approximately 4,343,000 shares of our common stock available for future grants under our Incentive Plan, 3,383,913 shares of Common Stock reserved for issuance upon the exercise of outstanding stock purchase warrants and 4,733,700 shares reserved for issuance to investors who recently entered into subscription agreements to purchase shares in an offering registered under the Securities Act, leaving only approximately 292,000 shares of Common Stock available to Oncocyte for use in raising capital, making acquisitions, or pursuing other corporate purposes. Oncocyte has not yet received significant revenues from the cancer diagnostic tests that it is developing and commercializing, and until such time as it is able to do so and to generate sufficient revenue to finance its operations, it will need to raise additional capital, which may occur through the sale of Common Stock, preferred stock, and securities convertible into or exercisable for shares of Common Stock or preferred stock. Oncocyte has issued or agreed to issue shares of Common Stock to acquire assets to expand its technology and product portfolios and it may issue or sell shares of Common Stock in the future to acquire additional assets or businesses. Oncocyte considers potential sources of financing and potential acquisition candidates from time to time when opportunities arise; however, Oncocyte is not presently a party of any financing or acquisition agreements other than agreements related to the acquisition of shares of Razor Genomics, Inc. and rights to develop and market our DetermaRx™ diagnostic test, a merger agreement pursuant to which Oncocyte acquired Insight Genetics, Inc., and an Equity Distribution Agreement with Piper Sandler & Co. pursuant to which we may offer and sell shares of common stock from time to time in “at-the-market” transactions . Oncocyte may not be able to raise capital or consummate acquisitions on terms it deems acceptable, or at all.

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If approved by our shareholders, the Common Stock Amendment will allow Oncocyte to issue shares of Common Stock to accommodate its foreseeable needs and objectives without further approval by Oncocyte shareholders. By increasing the authorized number of shares of Common Stock in advance of any specific transactions, we will be able to act in a timely manner when an opportunity involving the issuance of Common Stock arises, or when our Board of Directors believes it is in the best interests of Oncocyte and our shareholders to take action, without the delay, uncertainty and expense that could be involved in obtaining shareholder approval in the midst of that opportunity. The additional shares of Common Stock being authorized by the Common Stock Amendment will be unreserved and available for issuance. No further shareholder authorization would be required prior to the issuance of those shares of Common Stock by us, except where approval by our shareholders is required under NYSE American rules or the California Corporations Code.

The additional shares of Common Stock authorized by adoption of the Common Stock Amendment have rights identical to the currently outstanding shares of Common Stock. Adoption of the Common Stock Amendment and issuance of any newly authorized shares of Common Stock will not affect the rights of the holders of the currently outstanding shares of Common Stock, except for effects incidental to increasing the number of our shares of Common Stock outstanding, such as dilution of the earnings (loss) per share and voting rights of current holders of shares of Common Stock.

The increase in authorized shares of Common Stock could make more difficult or discourage attempts to obtain control of Oncocyte, thereby having an anti-takeover effect. The increase in the authorized Common Stock was not proposed by our Board of Directors in response to any known threat to acquire control of Oncocyte.

Our Articles of Incorporation currently provide our Board of Directors with the authority to issue up to 5,000,000 shares of preferred stock and to determine the preferences, limitations and relative rights of shares of preferred stock and to fix the number of shares of preferred stock constituting any series and the designation of such series, without any further vote or action by our shareholders. This authority of the Board of Directors will not be changed by the Common Stock Amendment, and the Common Stock Amendment will not increase the total number of shares of preferred stock that the Board of Directors may determine to issue.

ADJOURNMENT PROPOSAL

If we do not receive a sufficient number of proxies from shareholders to constitute a quorum to conduct business at the Meeting or to approve the Common Stock Amendment Proposal or the Reincorporation Proposal, we may propose to adjourn or postpone the Meeting, whether or not a quorum is present, for a period of not more than 30 days to allow additional time to solicit additional proxies to constitute a quorum for purposes of the Meeting (if we lacked a quorum at the time of the Meeting) or to solicit additional proxies voting in favor of approval of the Common Stock Amendment Proposal and the Reincorporation Proposal. We currently do not intend to propose adjournment or postponement at the Meeting if there are sufficient votes to approve the Common Stock Amendment and the Reincorporation Proposal.

Vote Required

If a quorum is present for the purpose of holding the Meeting and conducting business, the affirmative vote of a majority of the shares of Common Stock present and voting in person or by proxy at the Meeting is required to approve the Adjournment Proposal, provided that the affirmative vote cast constitutes a majority of a quorum. If a quorum is not present for purposes of holding and conducting business at the Meeting other than voting to adjourn, a majority of the shares present and voting in person or by proxy, even if less than a majority of a quorum, would be sufficient to approve the Adjournment Proposal. Unless otherwise directed by the shareholders, proxies will be voted FOR approval of the Adjournment Proposal if we propose an adjournment or postponement of the Meeting.

The Board of Directors Recommends a Vote “FOR” the Adjournment Proposal if we submit the proposal to shareholders for a vote at the Meeting.

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PROPOSALS OF SHAREHOLDERS

Shareholders who intend to present a proposal for action at our 2021 Annual Meeting of Shareholders must notify our management of such intention by notice received at our principal executive offices not later than March 19, 2021 for such proposal to be included in our proxy statement and form of proxy relating to such meeting.

ANNUAL REPORT

Our Annual Report on Form 10-K filed with the SEC for the fiscal year ended December 31, 2019, without exhibits, may be obtained by a shareholder without charge, upon written request to the Secretary of Oncocyte.

HOW TO ATTEND THE ANNUAL MEETING

IMPORTANT NOTICE:

If you plan to attend the Meeting in person please be aware that in-person attendance could be prohibited or limited by federal, state, or local orders due to the Covid-19 pandemic. We may issue a press release or post on our website or use other communication methods to notify our shareholders of any such limitations that may be imposed and remain in effect after the date of this Proxy Statement. However, due to changing circumstances we may not be able to give advance notice of the number of persons, if any, that may be permitted to attend the Meeting in person. As explained below, we have made arrangements for our shareholders to attend the Meeting online in lieu of attending in person.

Whether you plan to attend the Meeting in person or online, we encourage you to sign and return the enclosed proxy card and indicate how you wish your shares to be voted at the Meeting. If you do attend the Meeting you will be able to revoke your proxy and vote at the Meeting by following the instructions in this Proxy Statement. If you are unable to attend the Meeting and you do not revoke your proxy, your shares will be voted as indicated on your proxy card.

Attending the Meeting in Peron

If you are a “shareholder of record” (meaning that you have a stock certificate registered in your own name), your name will appear on our shareholder list. You will be admitted to the Meeting in person upon showing your proxy card, driver’s license, or other identification.

If you are a “street name” shareholder (meaning that your shares are held in an account at a broker-dealer firm) your name will not appear on our shareholder list. If you plan to attend the Meeting in person, you should ask your broker for a “legal proxy.” You will be admitted to the Meeting by showing your legal proxy. You probably received a proxy form from your broker along with your Proxy Statement, but that form can only be used by your broker to vote your shares, and it is not a “legal proxy” that will permit you to vote your shares directly at the Meeting. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a legal proxy form. If you cannot obtain a legal proxy in time, you will be admitted to the Meeting if you bring a copy of your most recent brokerage account statement showing that you own Oncocyte shares. However, if you do not obtain a legal proxy, you can only vote your shares by returning to your broker or bank, before the Meeting, the proxy form from your broker or bank that accompanied this Proxy Statement.

Participating in the Meeting Online

This year we have made arrangements for our shareholders to attend and vote at the Meeting online through electronic video screen communication. Shareholders who wish to attend the Meeting online you will need to gain admission in the manner described below. Shareholders who follow the procedures for attending the Meeting online will be able to vote at the Meeting and ask questions. If you do not comply with the procedures described here for attending the Meeting online, you will not be able to participate and vote at the Meeting online but may view the Meeting webcast by visiting www.______________________ and following the instructions to log in as a guest.

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If you are a “shareholder of record” (meaning that you have a stock certificate registered in your own name), to attend and participate in the Meeting online you will need to use the control number on your proxy card to log into www.___________________.

If you are a “street name” shareholder (meaning that your shares are held in an account at a broker-dealer firm) and you wish to participate and vote online at the Meeting, you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to attend the Meeting. After obtaining a valid legal proxy from your broker, bank or other agent, to then register to attend the Meeting you must submit proof of your legal proxy reflecting the number of your shares along with your name and email address to American Stock Transfer & Trust Company, LLC. Requests for registration should be directed to proxy@astfinancial.com or to facsimile number 718-765-8730. Written requests can be mailed to:

American Stock Transfer & Trust Company LLC

Attn: Proxy Tabulation Department

6201 15th Avenue

Brooklyn, NY 11219

Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on June __, 2020.

You will receive a confirmation of your registration by email after we receive your registration materials. You may attend the Meeting and vote your shares at [www.________] during the Meeting. The password for the meeting is [_______]. Follow the instructions provided to vote. We encourage you to access the Meeting prior to the start time leaving ample time for the check in.

By Order of the Board of Directors,

Albert P. Parker

Chief Operating Officer and Secretary

May ____, 2020

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APPENDIX A

AGREEMENT AND PLAN OF MERGER

AGREEMENT AND PLAN OF MERGER

DATED AS OF [___], 2020

OF

ONCOCYTE CORPORATION
(a California corporation)

WITH AND INTO

ONCOCYTE CORPORATION
(a Delaware corporation)

RECITALS

WHEREAS, OncoCyte Corporation (“CA Oncocyte”) is a corporation duly organized and existing under the laws of the State of California;

WHEREAS, Oncocyte Corporation (“DE Oncocyte”) is a corporation duly organized and existing under the laws of the State of Delaware, and a direct wholly owned subsidiary of CA Oncocyte;

WHEREAS, the parties hereto desire that, upon the terms and subject to the conditions stated herein, CA Oncocyte be merged with and into DE Oncocyte, and that DE Oncocyte be the surviving corporation of such merger (the “Merger”);

WHEREAS, the Board of Directors of DE Oncocyte has (i) determined that the Merger is advisable, fair to, and in the best interests of DE Oncocyte and its sole stockholder, (ii) approved and declared advisable this Agreement and the consummation of the transactions contemplated hereby, including the Merger, in accordance with the terms and conditions set forth in this Agreement, pursuant to Section 252 of the General Corporation Law of the State of Delaware (the “DGCL”), and (iii) determined to submit this Agreement to the sole stockholder of DE Oncocyte and recommend that it approve the adoption of this Agreement and the transactions contemplated hereby, including the Merger; and

WHEREAS, the Board of Directors of CA Oncocyte has (i) determined that the Merger is advisable and in the best interest of CA Oncocyte and its shareholders, (ii) approved and declared advisable this Agreement and the consummation of the transactions contemplated hereby, including the Merger, and (iii) determined to submit this Agreement to the stockholders of CA Oncocyte and recommend that they approve the adoption of this Agreement and the transactions contemplated hereby, including the Merger.

NOW, THEREFORE, in consideration of the foregoing, the agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, each intending to be legally bound, hereby agree as follows:

Section 1

Merger

1.1 At the Effective Time (as defined below), CA Oncocyte shall be merged with and into DE Oncocyte, the separate existence of CA Oncocyte shall cease, and DE Oncocyte will be the surviving corporation of the Merger (the “Surviving Corporation”).

1.2 The Merger shall have the effects set forth in this Agreement and in the applicable provisions of the General Corporation Law of the State of Delaware (the “DGCL”) and the California Corporations Code (the “CCC”). Without limiting the generality of the foregoing, and subject to Section 259 of the DGCL, at the Effective Time, the separate existence of CA Oncocyte will cease, and DE Oncocyte will possess all the rights, privileges, immunities, powers and franchises of a public as well as of a private nature, and be subject to all of the restrictions, disabilities and duties, of CA Oncocyte; and all the rights, privileges, immunities, powers and franchises of CA Oncocyte, and all property, whether real, personal or mixed, all stock registered in the name of CA Oncocyte, and all debts due to CA Oncocyte on whatever account, and all subscriptions and all choses in action of or belonging to CA Oncocyte, will be vested in DE Oncocyte; and all such property, rights, privileges, immunities, powers and franchises will be thereafter as effectually the property of DE Oncocyte as they were of CA Oncocyte, and the title to any real estate vested by deed or otherwise in CA Oncocyte will not revert or be in any way impaired by reason of the Merger but will be vested in DE Oncocyte; and all rights of creditors and all liens upon any property of CA Oncocyte will be preserved unimpaired, and all debts, liabilities and duties of CA Oncocyte will be preserved unimpaired, and all debts, liabilities and duties of CA Oncocyte will attach to DE Oncocyte and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it, and any claim existing or action or proceeding pending by or against CA Oncocyte may be prosecuted against DE Oncocyte. All acts, plans, policies, agreements, arrangements, approvals and authorizations of CA Oncocyte and its agents which were valid and effective immediately prior to consummation of the Merger will be taken for all purposes as the acts, plans, policies, agreements, arrangements, approvals and authorizations of DE Oncocyte and will be as effective and binding thereon, in each case as the same were with respect to CA Oncocyte.

Section 2

Conversion of Shares

2.1 At the Effective Time, by virtue of the Merger and without any action on the part of the parties hereto, the holders of any shares of capital stock of such parties, or any other person or entity:

(a) Each share of Common Stock of DE Oncocyte, par value $0.0001 per share, issued and outstanding immediately prior to the Effective Time, shall be cancelled and shall cease to exist, and no consideration shall be issued in respect thereof or in exchange therefor; and

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(b) Each share of Common Stock of CA Oncocyte, no par value, issued and outstanding immediately prior to the Effective Time, shall be converted into one share of Common Stock of the Surviving Corporation, par value $0.0001 per share.

Section 3

Exchange of Stock Certificates

3.1 After the Effective Time, each holder of a certificate representing shares of CA Oncocyte Common Stock outstanding immediately prior to the Effective Time may, at such shareholder’s option, surrender the same for cancellation to an exchange agent designated by the Surviving Corporation (the “Exchange Agent”), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation’s common stock into which the shares formerly represented by the surrendered certificate were converted as herein provided. Unless and until so surrendered, each certificate representing shares of CA Oncocyte common stock outstanding immediately prior to the Effective Time shall be deemed for all purposes, from and after the Effective Time, to represent the number of shares of the Surviving Corporation’s common stock into which such shares of CA Oncocyte common stock were converted in the Merger.

3.2 The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any shares of stock represented by such certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of Common Stock of the Surviving Corporation represented by such certificate as provided above.

3.3 Each certificate representing Common Stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of CA Oncocyte so converted and given in exchange therefor, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws, or other such additional legends as agreed upon by the holder and the Surviving Corporation.

Section 4

Equity Incentive Plan; Reserved Shares

4.1 At the Effective Time, the Surviving Corporation shall assume the obligations of CA Oncocyte under, and continue, the 2018 Equity Incentive Plan of CA Oncocyte and all other employee benefit plans of CA Oncocyte, except that (i) any shares reserved or covered thereunder (or, with respect to performance goals, related thereto) shall be the Common Stock of the Surviving Corporation, (ii) any performance goals thereunder related to CA Oncocyte shall relate to the Surviving Corporation, and (iii) the Surviving Corporation shall have the duties, responsibilities and authorities of CA Oncocyte thereunder. Each outstanding and unexercised option, warrant or other right to purchase CA Oncocyte Common Stock (a “Right”) shall become an option, warrant or right to purchase the Surviving Corporation’s Common Stock on the basis of one share of the Surviving Corporation’s Common Stock for each one share of CA Oncocyte Common Stock issuable pursuant to any such Right, on the same terms and conditions and at an exercise price equal to the exercise price applicable to any such CA Oncocyte Right at the Effective Time.

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4.2 A number of shares of the Surviving Corporation’s Common Stock shall be reserved for issuance upon the exercise of options, warrants and stock purchase rights equal to the number of shares of CA Oncocyte Common Stock so reserved immediately before the Effective Time.

Section 5

Effective Time

5.1

(a) If the stockholders of CA Oncocyte shall have authorized an amendment to the Articles of Incorporation of CA Oncocyte to increase the total number of authorized shares of common stock that CA Oncocyte may issue from 85,000,000 shares to 150,000,000 shares (the “Common Stock Amendment”), and (i) the adoption of this Agreement is duly approved by the sole stockholder of DE Oncocyte, (ii) the principal terms of the Merger are duly approved by the shareholders of CA Oncocyte, (iii) any consents, approvals or authorizations that CA Oncocyte deems necessary or appropriate to be obtained in connection with the consummation of the Merger shall have been obtained, including, but not limited to, approvals with respect to federal and state securities laws, (iv) the Surviving Corporation’s Common Stock to be issued and reserved for issuance in connection with the Merger shall have been approved for listing by the NYSE American, and (v) this Agreement is not terminated in accordance with Section 8 hereof (clauses (i)-(v), collectively, the “Merger Conditions”), then DE Oncocyte shall execute and file a Certificate of Merger, substantially in the form attached hereto as Exhibit A-1 (Exhibit A-1 or Exhibit A-2, as applicable, the “Certificate of Merger”), with the Secretary of State of the State of Delaware in accordance with the requirements of the DGCL and, immediately thereafter, a certified copy of the Certificate of Merger with the Secretary of State of the State of California.

(b) If the stockholders of CA Oncocyte shall not have authorized the Common Stock Amendment, and the Merger Conditions have been satisfied or waived, then DE Oncocyte shall execute and file a Certificate of Merger, substantially in the form attached hereto as Exhibit A-2, with the Secretary of State of the State of Delaware in accordance with the requirements of the DGCL and, immediately thereafter, a certified copy of the Certificate of Merger with the Secretary of State of the State of California.

5.2 The Merger shall become effective at the time of the filing of said Certificate of Merger with the Secretary of State of the State of Delaware, or at such later time as may be specified in such Certificate of Merger (the “Effective Time”).

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Section 6

Certificate of Incorporation and By-Laws

6.1 At the Effective Time:

(a) If the stockholders of CA Oncocyte shall have authorized the Common Stock Amendment, then the Certificate of Incorporation of DE Oncocyte as set forth in Exhibit B shall be the certificate of incorporation of the Surviving Corporation until further amended in accordance with its terms and the DGCL.

(b) If the stockholders of CA Oncocyte shall not have authorized the Common Stock Amendment, then the existing Certificate of Incorporation of DE Oncocyte as in effect as of the date of this Agreement shall be the certificate of incorporation of the Surviving Corporation until further amended in accordance with its terms and the DGCL.

6.2 At the Effective Time, the bylaws of DE Oncocyte shall be as set forth in Exhibit C, and as so amended and restated, shall be the bylaws of the Surviving Corporation until further amended in accordance with their terms and the DGCL.

Section 7

Directors and Officers

7.1 The director and officers of CA Oncocyte immediately prior to the Effective Time shall be the director and officers, respectively, of the Surviving Corporation immediately following the Effective Time until their respective successors have been duly elected or appointed and qualified or until their earlier death, resignation, or removal in accordance with the certificate of incorporation and bylaws of the Surviving Corporation.

Section 8

Amendment and Termination

8.1 At any time prior to the Effective Time, whether before or after approval of the adoption of this Agreement by the sole stockholder of DE Oncocyte and/or the approval of the principal terms of the Merger by the shareholders of CA Oncocyte, this Agreement may be amended, to the fullest extent permitted by applicable law, by an agreement in writing duly approved by the Board of Directors of each of DE Oncocyte and CA Oncocyte; provided, however, that after the adoption of this Agreement by the sole stockholder of DE Oncocyte and/or the approval of the principal terms of the Merger by the shareholders of CA Oncocyte, no amendment shall be made to this Agreement that by law requires further approval or authorization by the sole stockholder of DE Oncocyte and/or the approval of the principal terms of the Merger by the shareholders of CA Oncocyte without such further approval or authorization.

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8.2 At any time prior to the Effective Time, whether before or after approval of the adoption of this Agreement by the sole stockholder of DE Oncocyte and/or the approval of the principal terms of the Merger by the shareholders of CA Oncocyte, this Agreement and Plan of Merger may be terminated and abandoned by either the Board of Directors of DE Oncocyte or the Board of Directors of CA Oncocyte.

Section 9

Miscellaneous

9.1 Covenants of DE Oncocyte. DE Oncocyte covenants and agrees that it will, before or following the Effective Time:

(a) Qualify to do business as a foreign corporation in the State of California, and, in connection therewith, appoint an agent for service of process as required under the provisions of Section 2105 of the CCC;

(b) File a certified copy of the Certificate of Merger with the Secretary of State of the State of California; and

(c) Take such other actions as may be required by the CCC.

9.2 Further Assurances. From time to time, as and when required by DE Oncocyte or by its successors and assigns, there will be executed and delivered on behalf of CA Oncocyte such deeds and other instruments, and there will be taken or caused to be taken by DE Oncocyte and CA Oncocyte such further and other actions, as shall be appropriate or necessary in order to vest or perfect in or confirm of record or otherwise in DE Oncocyte the title to and possession of all property, interests, assets, rights, privileges, immunities, powers, franchises and authority of CA Oncocyte, and otherwise to carry out the purposes of this Agreement, and the officers and director of DE Oncocyte will be fully authorized in the name and on behalf of CA Oncocyte or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

9.3 Governing Law. Except to the extent that the laws of the State of California mandatorily apply with respect to the internal affairs of CA Oncocyte, this Agreement shall be governed and construed in accordance with the laws of the State of Delaware, without giving effect to its principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of the laws of another jurisdiction.

9.4 Entire Agreement. This Agreement constitutes the complete and entire agreement among the parties and constitutes the complete, final, and exclusive embodiment of their agreement with respect to the subject matter hereof.

9.5 Assignment; Binding Upon Successors and Assigns. Neither party hereto may assign any of its rights or obligations hereunder without the prior written consent of the other party hereto. This Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

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9.6 Severability. If any provision of this Agreement, or the application thereof, will for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto.

9.7 Counterparts. This Agreement may be executed in counterparts with the same effect as if all parties have signed the same document and each such executed counterpart shall be deemed to be an original instrument. All executed counterparts together shall constitute one and the same instrument.

9.8 Facsimile or Electric Signatures. This Agreement may be executed and delivered by facsimile or other electronic transmission and upon such delivery the facsimile signature or other electronic signature will be deemed to have the same effect as if the original signature had been delivered to the other party.

IN WITNESS WHEREOF, each of DE Oncocyte and CA Oncocyte has caused this Agreement to be executed by a duly authorized officer, as of the ___ day of ___________, 2020.

ONCOCYTE CORPORATION (a Delaware corporation)

By:
Name:
Title:

ONCOCYTE CORPORATION (a California corporation)

By:
Name:
Title:

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Exhibit A-1

Certificate of Merger

(See attached)

CERTIFICATE OF MERGER

OF

ONCOCYTE CORPORATION
(a California corporation)

WITH AND INTO

ONCOCYTE CORPORATION

(a Delaware corporation)

(Under Section 252 of the General

Corporation Law of the State of Delaware)

Oncocyte Corporation, a Delaware corporation, hereby certifies that:

1. The name and state of incorporation of each of the constituent corporations is as follows:

(a) OncoCyte Corporation, a California corporation (“CA Oncocyte”); and

(b) Oncocyte Corporation, a Delaware corporation (“DE Oncocyte”).

2. The Agreement and Plan of Merger, dated as of [___], 2020 (the “Agreement and Plan of Merger”), between CA Oncocyte and DE Oncocyte has been approved, adopted, certified, executed, and acknowledged by each of the constituent corporations in accordance with Section 252 of the General Corporation Law of the State of Delaware (the “DGCL”), and, with respect to DE Oncocyte, Section 228 of the DGCL.

3. The name of the surviving corporation is Oncocyte Corporation (the “Surviving Corporation”), which shall remain a corporation incorporated under the laws of the State of Delaware.

4. The Certificate of Incorporation of DE Oncocyte as in effect immediately prior to the merger shall be amended and restated to read in its entirety as set forth in Annex I hereto and, as so amended and restated, shall be the Certificate of Incorporation of the Surviving Corporation until further amended in accordance with its terms and the DGCL.

5. The executed Agreement and Plan of Merger is on file at the principal place of business of the Surviving Corporation at 15 Cushing, Irvine, California 92618.

6. A copy of the Agreement and Plan of Merger will be furnished by the Surviving Corporation, on request and without cost, to any stockholder of any constituent corporation.

7. The total number of shares of capital stock that CA Oncocyte is authorized to issue is 155,000,000 shares, consisting of 150,000,000 shares of Common Stock, $0.0001 par value, and 5,000,000 shares of Preferred Stock, $0.0001 par value.

IN WITNESS WHEREOF, the Surviving Corporation has caused this Certificate of Merger to be executed by a duly authorized officer of the Surviving Corporation as of the ___________ day of ___________, 2020.

ONCOCYTE CORPORATION (a Delaware corporation)

By:
Name:
Office:	Secretary

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ANNEX I

CERTIFICATE OF INCORPORATION

(SEE ATTACHED)

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
ONCOCYTE CORPORATION
(a Delaware corporation)

Article I
NAME

The name of the corporation is Oncocyte Corporation (the “Corporation”).

Article II
AGENT

The address of the Corporation’s registered office in the State of Delaware is 251 Little Falls Drive, Wilmington, New Castle County, Delaware 19808. The name of its registered agent at such address is Corporation Service Company.

Article III
PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “DGCL”).

Article IV
STOCK

Section 4.1 Authorized Stock. The total number of shares which the Corporation shall have authority to issue is 155,000,000, of which 150,000,000 shall be designated as Common Stock, par value $0.0001 per share (the “Common Stock”), and 5,000,000 shall be designated as Preferred Stock, par value $0.0001 per share (the “Preferred Stock”).

Section 4.2 Common Stock.

(a) Each holder of Common Stock, as such, shall be entitled to one vote for each share of Common Stock held of record by such holder on all matters on which stockholders generally are entitled to vote; provided, however, that, except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Certificate of Incorporation, including any certificate of designations relating to any series of Preferred Stock (each hereinafter referred to as a “Preferred Stock Designation”), that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation (including any Preferred Stock Designation).

(b) Dividends. Subject to the rights of the holders of any outstanding series of Preferred Stock, the holders of shares of Common Stock shall be entitled to receive dividends to the extent permitted by law when, as and if declared by the Board of Directors.

(c) Liquidation. Upon the dissolution, liquidation or winding up of the Corporation, subject to the rights of the holders of any outstanding series of Preferred Stock, the holders of shares of Common Stock shall be entitled to receive the assets of the Corporation available for distribution to its stockholders ratably in proportion to the number of shares held by them.

Section 4.3 Preferred Stock. The Preferred Stock may be issued from time to time in one or more series. Subject to limitations prescribed by law, the provisions of this Article IV and any Preferred Stock Designation, the Board of Directors is hereby authorized (by resolution and by causing the filing of a Preferred Stock Designation): (i) to provide for the issuance of the shares of Preferred Stock in one or more series, (ii) to establish from time to time the number of shares to be included in each such series, and (iii) to fix the designations, powers, preferences, and relative, participating, optional or other rights, if any, and the qualifications, limitations or restrictions, if any, of the shares of each such series.

Section 4.4 No Class Vote on Changes in Authorized Number of Shares of Stock. Subject to the rights of the holders of any outstanding series of Preferred Stock, the number of authorized shares of Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of at least a majority of the voting power of the stock outstanding and entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the DGCL (or any successor provision thereto), and no vote of the holders of either the Preferred Stock or the Common Stock voting separately as a class shall be required therefor.

Article V
BOARD OF DIRECTORS

Section 5.1 Number. Except as otherwise provided for or fixed pursuant to the provisions of Article IV hereof (including any Preferred Stock Designation), the Board of Directors shall consist of such number of directors as shall be determined from time to time solely by resolution adopted by the affirmative vote of a majority of the total number of directors then authorized.

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Section 5.2 Vacancies and Newly Created Directorships; Removal.

(a) Subject to the rights of the holders of any outstanding series of Preferred Stock, and unless otherwise required by law, newly created directorships resulting from any increase in the authorized number of directors and any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filled solely by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors, or by the sole remaining director. Any director so chosen shall hold office until the next election of directors and until his or her successor shall have been duly elected and qualified. No decrease in the authorized number of directors shall shorten the term of any incumbent director.

(b) Except for such additional directors, if any, as are elected by the holders of any series of Preferred Stock as provided for or fixed pursuant to the provisions of Article IV hereof (including any Preferred Stock Designation), any director, or the entire Board of Directors, may be removed, with or without cause, by the affirmative vote of at least a majority of the voting power of the stock outstanding and entitled to vote thereon.

(c) During any period when the holders of any series of Preferred Stock have the right to elect additional directors as provided for or fixed pursuant to the provisions of Article IV hereof (including any Preferred Stock Designation) (such directors, the “Preferred Stock Directors”), and upon commencement and for the duration of the period during which such right continues: (i) the then otherwise total authorized number of directors of the Corporation shall automatically be increased by such number of directors that the holders of any series of Preferred Stock have a right to elect, and the holders of such Preferred Stock shall be entitled to elect the additional directors so provided for or fixed pursuant to said provisions; and (ii) each Preferred Stock Director shall serve until such Preferred Stock Director’s successor shall have been duly elected and qualified, or until such director’s right to hold such office terminates pursuant to said provisions, whichever occurs earlier, subject to his or her earlier death, disqualification, resignation or removal. Except as otherwise provided for or fixed pursuant to the provisions of Article IV hereof (including any Preferred Stock Designation), in case any vacancy shall occur among the Preferred Stock Directors, a successor may be elected by the holders of Preferred Stock pursuant to said provisions. Except as otherwise provided for or fixed pursuant to the provisions of Article IV hereof (including any Preferred Stock Designation), whenever the holders of any series of Preferred Stock having such right to elect additional directors are divested of such right pursuant to said provisions, the terms of office of all such Preferred Stock Directors elected by the holders of such Preferred Stock, or elected to fill any vacancies resulting from the death, disqualification, resignation, or removal of such additional directors, shall forthwith terminate (in which case such person shall cease to be qualified as a director and shall cease to be a director) and the total authorized number of directors of the Corporation shall be automatically reduced accordingly.

Section 5.3 Powers. Except as otherwise required by the DGCL or as provided in this Certificate of Incorporation (including any Preferred Stock Designation), the business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

Section 5.4 Election; Annual Meeting of Stockholders.

(a) Ballot Not Required. The directors of the Corporation need not be elected by written ballot unless the Bylaws of the Corporation so provide.

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(b) Notice. Advance notice of nominations for the election of directors, and of business other than nominations, to be proposed by stockholders for consideration at a meeting of stockholders of the Corporation shall be given in the manner and to the extent provided in or contemplated by the Bylaws of the Corporation.

(c) Annual Meeting. The annual meeting of stockholders, for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, shall be held at such place, if any, either within or without the State of Delaware, on such date, and at such time as the Board of Directors shall fix.

Article VI
STOCKHOLDER ACTION

Except as otherwise provided for or fixed with respect to actions required or permitted to be taken solely by holders of Preferred Stock pursuant to the provisions of this Article VI (including any Preferred Stock Designation), any action required or permitted to be taken by the stockholders of the Corporation may be effected by consent of stockholders in lieu of a meeting of stockholders delivered in accordance with applicable law; provided, however, that any such action involving a stockholder that has any interest in the transaction that is different from, or in addition to, the interests of the stockholders generally may only be effected pursuant to this Article VI by the affirmative consent of disinterested stockholders representing at least a majority of the outstanding stock entitled to vote thereon; provided, further, that no action shall be effected by written consent in lieu of a meeting if such action addresses substantially the same subject matter (a “Similar Item”) as an item or items that were presented at an annual or special meeting of stockholders that was held not more than twelve (12) months before the effective date of such action. For purposes of this Article VI, the nomination, election or removal of directors shall be deemed to be a Similar Item with respect to all actions involving the nomination, election or removal of directors, changing the size of the Board of Directors and filling of vacancies and/or newly created directorships resulting from any increase in the authorized number of directors.

Article VII
SPECIAL MEETINGS OF STOCKHOLDERS

Except as otherwise provided for or fixed pursuant to the provisions of Article IV hereof (including any Preferred Stock Designation), a special meeting of the stockholders of the Corporation may be called at any time by the Board of Directors.

Article VIII
INAPPLICABILITY OF SECTION 203

The Corporation hereby expressly elects that it shall not be governed by, or otherwise subject to, Section 203 of the DGCL.

Article IX
EXISTENCE

The Corporation shall have perpetual existence.

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Article X
AMENDMENT

Section 10.1 Amendment of Certificate of Incorporation. The Corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in this Certificate of Incorporation (including any Preferred Stock Designation), and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by the laws of the State of Delaware, and all powers, preferences and rights of any nature conferred upon stockholders, directors or any other persons by and pursuant to this Certificate of Incorporation (including any Preferred Stock Designation) in its present form or as hereafter amended are granted subject to this reservation.

Section 10.2 Amendment of Bylaws. In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, but subject to the terms of any series of Preferred Stock then outstanding, the Board of Directors is expressly authorized to adopt, amend or repeal the Bylaws of the Corporation. Except as otherwise provided in this Certificate of Incorporation (including the terms of any Preferred Stock Designation that require an additional vote) or the Bylaws of the Corporation, and in addition to any requirements of law, the affirmative vote of at least a majority of the voting power of the stock outstanding and entitled to vote thereon, voting together as a single class, shall be required for the stockholders to adopt, amend or repeal, or adopt any provision inconsistent with, any provision of the Bylaws of the Corporation.

Article XI
LIABILITY OF DIRECTORS

Section 11.1 No Personal Liability. To the fullest extent permitted by the DGCL as the same exists or as may hereafter be amended, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

Section 11.2 Amendment or Repeal. Any amendment, alteration or repeal of this Article XI that adversely affects any right of a director shall be prospective only and shall not limit or eliminate any such right with respect to any proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to such amendment, alteration or repeal.

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Article XII
FORUM FOR ADJUDICATION OF DISPUTES

Section 12.1 Forum. Unless the Corporation consents in its sole and absolute discretion (in writing) to the selection of an alternative forum, (a) (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer, other employee or stockholder of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the DGCL, this Certificate of Incorporation or the Bylaws or as to which the DGCL confers jurisdiction on the Court of Chancery of the State of Delaware or (iv) any action asserting a claim governed by the internal affairs doctrine of the law of the State of Delaware shall, to the fullest extent permitted by law, be exclusively brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, the federal district court of the State of Delaware; and (b) the federal district courts of the United States shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended. To the fullest extent permitted by law, any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XII.

Section 12.2 Enforceability. If any provision of this Article XII shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provision in any other circumstance and of the remaining provisions of this Article XII (including, without limitation, each portion of any sentence of this Article XII containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities or circumstances shall not in any way be affected or impaired thereby.

[The remainder of this page has been intentionally left blank.]

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IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Certificate of Incorporation to be signed by ____________, its ____________ this ___ day of ___, 2020.

ONCOCYTE CORPORATION

By:
Name:
Title:

Exhibit A-2

Certificate of Merger

(See attached)

CERTIFICATE OF MERGER

OF

ONCOCYTE CORPORATION
(a California corporation)

WITH AND INTO

ONCOCYTE CORPORATION

(a Delaware corporation)

(Under Section 252 of the General

Corporation Law of the State of Delaware)

Oncocyte Corporation, a Delaware corporation, hereby certifies that:

1. The name and state of incorporation of each of the constituent corporations is as follows:

(a) OncoCyte Corporation, a California corporation (“CA Oncocyte”); and

(b) Oncocyte Corporation, a Delaware corporation (“DE Oncocyte”).

2. The Agreement and Plan of Merger, dated as of [___], 2020 (the “Agreement and Plan of Merger”), between CA Oncocyte and DE Oncocyte has been approved, adopted, certified, executed, and acknowledged by each of the constituent corporations in accordance with Section 252 of the General Corporation Law of the State of Delaware (the “DGCL”), and, with respect to DE Oncocyte, Section 228 of the DGCL.

3. The name of the surviving corporation is Oncocyte Corporation (the “Surviving Corporation”), which shall remain a corporation incorporated under the laws of the State of Delaware.

4. The Certificate of Incorporation of DE Oncocyte as in effect immediately prior to the merger shall be the Certificate of Incorporation of the Surviving Corporation until further amended in accordance with its terms and the DGCL, and is set forth in Annex I hereto.

5. The executed Agreement and Plan of Merger is on file at the principal place of business of the Surviving Corporation at 15 Cushing, Irvine, California 92618.

6. A copy of the Agreement and Plan of Merger will be furnished by the Surviving Corporation, on request and without cost, to any stockholder of any constituent corporation.

7. The total number of shares of capital stock that CA Oncocyte is authorized to issue is 90,000,000 shares, consisting of 85,000,000 shares of Common Stock, $0.0001 par value, and 5,000,000 shares of Preferred Stock, $0.0001 par value.

IN WITNESS WHEREOF, the Surviving Corporation has caused this Certificate of Merger to be executed by a duly authorized officer of the Surviving Corporation as of the ___________ day of ___________, 2020.

ONCOCYTE CORPORATION (a Delaware corporation)

By:
Name:
Office:	Secretary

2

ANNEX I

CERTIFICATE OF INCORPORATION

(SEE ATTACHED)

CERTIFICATE OF INCORPORATION
OF
ONCOCYTE CORPORATION
(a Delaware corporation)

Article I
NAME

The name of the corporation is Oncocyte Corporation (the “Corporation”).

Article II
AGENT

The address of the Corporation’s registered office in the State of Delaware is 251 Little Falls Drive, Wilmington, New Castle County, Delaware 19808. The name of its registered agent at such address is Corporation Service Company.

Article III
PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “DGCL”).

Article IV
STOCK

Section 4.1 Authorized Stock. The total number of shares which the Corporation shall have authority to issue is 90,000,000, of which 85,000,000 shall be designated as Common Stock, par value $0.0001 per share (the “Common Stock”), and 5,000,000 shall be designated as Preferred Stock, par value $0.0001 per share (the “Preferred Stock”).

Section 4.2 Common Stock.

(a) Each holder of Common Stock, as such, shall be entitled to one vote for each share of Common Stock held of record by such holder on all matters on which stockholders generally are entitled to vote; provided, however, that, except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Certificate of Incorporation, including any certificate of designations relating to any series of Preferred Stock (each hereinafter referred to as a “Preferred Stock Designation”), that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation (including any Preferred Stock Designation).

(b) Dividends. Subject to the rights of the holders of any outstanding series of Preferred Stock, the holders of shares of Common Stock shall be entitled to receive dividends to the extent permitted by law when, as and if declared by the Board of Directors.

(c) Liquidation. Upon the dissolution, liquidation or winding up of the Corporation, subject to the rights of the holders of any outstanding series of Preferred Stock, the holders of shares of Common Stock shall be entitled to receive the assets of the Corporation available for distribution to its stockholders ratably in proportion to the number of shares held by them.

Section 4.3 Preferred Stock. The Preferred Stock may be issued from time to time in one or more series. Subject to limitations prescribed by law, the provisions of this Article IV and any Preferred Stock Designation, the Board of Directors is hereby authorized (by resolution and by causing the filing of a Preferred Stock Designation): (i) to provide for the issuance of the shares of Preferred Stock in one or more series, (ii) to establish from time to time the number of shares to be included in each such series, and (iii) to fix the designations, powers, preferences, and relative, participating, optional or other rights, if any, and the qualifications, limitations or restrictions, if any, of the shares of each such series.

Section 4.4 No Class Vote on Changes in Authorized Number of Shares of Stock. Subject to the rights of the holders of any outstanding series of Preferred Stock, the number of authorized shares of Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of at least a majority of the voting power of the stock outstanding and entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the DGCL (or any successor provision thereto), and no vote of the holders of either the Preferred Stock or the Common Stock voting separately as a class shall be required therefor.

Article V
BOARD OF DIRECTORS

Section 5.1 Number. Except as otherwise provided for or fixed pursuant to the provisions of Article IV hereof (including any Preferred Stock Designation), the Board of Directors shall consist of such number of directors as shall be determined from time to time solely by resolution adopted by the affirmative vote of a majority of the total number of directors then authorized.

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Section 5.2 Vacancies and Newly Created Directorships; Removal.

(a) Subject to the rights of the holders of any outstanding series of Preferred Stock, and unless otherwise required by law, newly created directorships resulting from any increase in the authorized number of directors and any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filled solely by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors, or by the sole remaining director. Any director so chosen shall hold office until the next election of directors and until his or her successor shall have been duly elected and qualified. No decrease in the authorized number of directors shall shorten the term of any incumbent director.

(a) Except for such additional directors, if any, as are elected by the holders of any series of Preferred Stock as provided for or fixed pursuant to the provisions of Article IV hereof (including any Preferred Stock Designation), any director, or the entire Board of Directors, may be removed, with or without cause, by the affirmative vote of at least a majority of the voting power of the stock outstanding and entitled to vote thereon.

(c) During any period when the holders of any series of Preferred Stock have the right to elect additional directors as provided for or fixed pursuant to the provisions of Article IV hereof (including any Preferred Stock Designation) (such directors, the “Preferred Stock Directors”), and upon commencement and for the duration of the period during which such right continues: (i) the then otherwise total authorized number of directors of the Corporation shall automatically be increased by such number of directors that the holders of any series of Preferred Stock have a right to elect, and the holders of such Preferred Stock shall be entitled to elect the additional directors so provided for or fixed pursuant to said provisions; and (ii) each Preferred Stock Director shall serve until such Preferred Stock Director’s successor shall have been duly elected and qualified, or until such director’s right to hold such office terminates pursuant to said provisions, whichever occurs earlier, subject to his or her earlier death, disqualification, resignation or removal. Except as otherwise provided for or fixed pursuant to the provisions of Article IV hereof (including any Preferred Stock Designation), in case any vacancy shall occur among the Preferred Stock Directors, a successor may be elected by the holders of Preferred Stock pursuant to said provisions. Except as otherwise provided for or fixed pursuant to the provisions of Article IV hereof (including any Preferred Stock Designation), whenever the holders of any series of Preferred Stock having such right to elect additional directors are divested of such right pursuant to said provisions, the terms of office of all such Preferred Stock Directors elected by the holders of such Preferred Stock, or elected to fill any vacancies resulting from the death, disqualification, resignation, or removal of such additional directors, shall forthwith terminate (in which case such person shall cease to be qualified as a director and shall cease to be a director) and the total authorized number of directors of the Corporation shall be automatically reduced accordingly.

Section 5.3 Powers. Except as otherwise required by the DGCL or as provided in this Certificate of Incorporation (including any Preferred Stock Designation), the business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

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Section 5.4 Election; Annual Meeting of Stockholders.

(a) Ballot Not Required. The directors of the Corporation need not be elected by written ballot unless the Bylaws of the Corporation so provide.

(b) Notice. Advance notice of nominations for the election of directors, and of business other than nominations, to be proposed by stockholders for consideration at a meeting of stockholders of the Corporation shall be given in the manner and to the extent provided in or contemplated by the Bylaws of the Corporation.

(c) Annual Meeting. The annual meeting of stockholders, for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, shall be held at such place, if any, either within or without the State of Delaware, on such date, and at such time as the Board of Directors shall fix.

Article VI
STOCKHOLDER ACTION

Except as otherwise provided for or fixed with respect to actions required or permitted to be taken solely by holders of Preferred Stock pursuant to the provisions of this Article VI (including any Preferred Stock Designation), any action required or permitted to be taken by the stockholders of the Corporation may be effected by consent of stockholders in lieu of a meeting of stockholders delivered in accordance with applicable law; provided, however, that any such action involving a stockholder that has any interest in the transaction that is different from, or in addition to, the interests of the stockholders generally may only be effected pursuant to this Article VI by the affirmative consent of disinterested stockholders representing at least a majority of the outstanding stock entitled to vote thereon; provided, further, that no action shall be effected by written consent in lieu of a meeting if such action addresses substantially the same subject matter (a “Similar Item”) as an item or items that were presented at an annual or special meeting of stockholders that was held not more than twelve (12) months before the effective date of such action. For purposes of this Article VI, the nomination, election or removal of directors shall be deemed to be a Similar Item with respect to all actions involving the nomination, election or removal of directors, changing the size of the Board of Directors and filling of vacancies and/or newly created directorships resulting from any increase in the authorized number of directors.

Article VII
SPECIAL MEETINGS OF STOCKHOLDERS

Except as otherwise provided for or fixed pursuant to the provisions of Article IV hereof (including any Preferred Stock Designation), a special meeting of the stockholders of the Corporation may be called at any time by the Board of Directors.

Article VIII
INAPPLICABILITY OF SECTION 203

The Corporation hereby expressly elects that it shall not be governed by, or otherwise subject to, Section 203 of the DGCL.

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Article IX
EXISTENCE

The Corporation shall have perpetual existence.

Article X
AMENDMENT

Section 10.1 Amendment of Certificate of Incorporation. The Corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in this Certificate of Incorporation (including any Preferred Stock Designation), and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by the laws of the State of Delaware, and all powers, preferences and rights of any nature conferred upon stockholders, directors or any other persons by and pursuant to this Certificate of Incorporation (including any Preferred Stock Designation) in its present form or as hereafter amended are granted subject to this reservation.

Section 10.2 Amendment of Bylaws. In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, but subject to the terms of any series of Preferred Stock then outstanding, the Board of Directors is expressly authorized to adopt, amend or repeal the Bylaws of the Corporation. Except as otherwise provided in this Certificate of Incorporation (including the terms of any Preferred Stock Designation that require an additional vote) or the Bylaws of the Corporation, and in addition to any requirements of law, the affirmative vote of at least a majority of the voting power of the stock outstanding and entitled to vote thereon, voting together as a single class, shall be required for the stockholders to adopt, amend or repeal, or adopt any provision inconsistent with, any provision of the Bylaws of the Corporation.

Article XI
LIABILITY OF DIRECTORS

Section 11.1 No Personal Liability. To the fullest extent permitted by the DGCL as the same exists or as may hereafter be amended, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

Section 11.2 Amendment or Repeal. Any amendment, alteration or repeal of this Article XI that adversely affects any right of a director shall be prospective only and shall not limit or eliminate any such right with respect to any proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to such amendment, alteration or repeal.

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Article XII
FORUM FOR ADJUDICATION OF DISPUTES

Section 12.1 Forum. Unless the Corporation consents in its sole and absolute discretion (in writing) to the selection of an alternative forum, (a) (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer, other employee or stockholder of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the DGCL, this Certificate of Incorporation or the Bylaws or as to which the DGCL confers jurisdiction on the Court of Chancery of the State of Delaware or (iv) any action asserting a claim governed by the internal affairs doctrine of the law of the State of Delaware shall, to the fullest extent permitted by law, be exclusively brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, the federal district court of the State of Delaware; and (b) the federal district courts of the United States shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended. To the fullest extent permitted by law, any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XII.

Section 12.2 Enforceability. If any provision of this Article XII shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provision in any other circumstance and of the remaining provisions of this Article XII (including, without limitation, each portion of any sentence of this Article XII containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities or circumstances shall not in any way be affected or impaired thereby.

Article XIII
INCORPORATOR

The name and mailing address of the incorporator are as follows:

Boris Belkin

c/o Akin Gump Strauss Hauer & Feld LLP

One Bryant Park

New York, NY 10018

[The remainder of this page has been intentionally left blank.]

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I, the undersigned, as the sole incorporator of the Company, have signed this Certificate of Incorporation on ________, 2020.

By:	/s/Boris Belkin
Boris Belkin
Incorporator

Exhibit B

Certificate of Incorporation
of the Surviving Corporation

(see attached)

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
ONCOCYTE CORPORATION
(a Delaware corporation)

Article I
NAME

The name of the corporation is Oncocyte Corporation (the “Corporation”).

Article II
AGENT

The address of the Corporation’s registered office in the State of Delaware is 251 Little Falls Drive, Wilmington, New Castle County, Delaware 19808. The name of its registered agent at such address is Corporation Service Company.

Article III
PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “DGCL”).

Article IV
STOCK

Section 4.1 Authorized Stock. The total number of shares which the Corporation shall have authority to issue is 155,000,000, of which 150,000,000 shall be designated as Common Stock, par value $0.0001 per share (the “Common Stock”), and 5,000,000 shall be designated as Preferred Stock, par value $0.0001 per share (the “Preferred Stock”).

Section 4.2 Common Stock.

(a) Each holder of Common Stock, as such, shall be entitled to one vote for each share of Common Stock held of record by such holder on all matters on which stockholders generally are entitled to vote; provided, however, that, except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Certificate of Incorporation, including any certificate of designations relating to any series of Preferred Stock (each hereinafter referred to as a “Preferred Stock Designation”), that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation (including any Preferred Stock Designation).

(b) Dividends. Subject to the rights of the holders of any outstanding series of Preferred Stock, the holders of shares of Common Stock shall be entitled to receive dividends to the extent permitted by law when, as and if declared by the Board of Directors.

(c) Liquidation. Upon the dissolution, liquidation or winding up of the Corporation, subject to the rights of the holders of any outstanding series of Preferred Stock, the holders of shares of Common Stock shall be entitled to receive the assets of the Corporation available for distribution to its stockholders ratably in proportion to the number of shares held by them.

Section 4.3 Preferred Stock. The Preferred Stock may be issued from time to time in one or more series. Subject to limitations prescribed by law, the provisions of this Article IV and any Preferred Stock Designation, the Board of Directors is hereby authorized (by resolution and by causing the filing of a Preferred Stock Designation): (i) to provide for the issuance of the shares of Preferred Stock in one or more series, (ii) to establish from time to time the number of shares to be included in each such series, and (iii) to fix the designations, powers, preferences, and relative, participating, optional or other rights, if any, and the qualifications, limitations or restrictions, if any, of the shares of each such series.

Section 4.4 No Class Vote on Changes in Authorized Number of Shares of Stock. Subject to the rights of the holders of any outstanding series of Preferred Stock, the number of authorized shares of Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of at least a majority of the voting power of the stock outstanding and entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the DGCL (or any successor provision thereto), and no vote of the holders of either the Preferred Stock or the Common Stock voting separately as a class shall be required therefor.

Article V
BOARD OF DIRECTORS

Section 5.1 Number. Except as otherwise provided for or fixed pursuant to the provisions of Article IV hereof (including any Preferred Stock Designation), the Board of Directors shall consist of such number of directors as shall be determined from time to time solely by resolution adopted by the affirmative vote of a majority of the total number of directors then authorized.

Section 5.2 Vacancies and Newly Created Directorships; Removal.

(a) Subject to the rights of the holders of any outstanding series of Preferred Stock, and unless otherwise required by law, newly created directorships resulting from any increase in the authorized number of directors and any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filled solely by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors, or by the sole remaining director. Any director so chosen shall hold office until the next election of directors and until his or her successor shall have been duly elected and qualified. No decrease in the authorized number of directors shall shorten the term of any incumbent director.

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(a) Except for such additional directors, if any, as are elected by the holders of any series of Preferred Stock as provided for or fixed pursuant to the provisions of Article IV hereof (including any Preferred Stock Designation), any director, or the entire Board of Directors, may be removed, with or without cause, by the affirmative vote of at least a majority of the voting power of the stock outstanding and entitled to vote thereon.

(c) During any period when the holders of any series of Preferred Stock have the right to elect additional directors as provided for or fixed pursuant to the provisions of Article IV hereof (including any Preferred Stock Designation) (such directors, the “Preferred Stock Directors”), and upon commencement and for the duration of the period during which such right continues: (i) the then otherwise total authorized number of directors of the Corporation shall automatically be increased by such number of directors that the holders of any series of Preferred Stock have a right to elect, and the holders of such Preferred Stock shall be entitled to elect the additional directors so provided for or fixed pursuant to said provisions; and (ii) each Preferred Stock Director shall serve until such Preferred Stock Director’s successor shall have been duly elected and qualified, or until such director’s right to hold such office terminates pursuant to said provisions, whichever occurs earlier, subject to his or her earlier death, disqualification, resignation or removal. Except as otherwise provided for or fixed pursuant to the provisions of Article IV hereof (including any Preferred Stock Designation), in case any vacancy shall occur among the Preferred Stock Directors, a successor may be elected by the holders of Preferred Stock pursuant to said provisions. Except as otherwise provided for or fixed pursuant to the provisions of Article IV hereof (including any Preferred Stock Designation), whenever the holders of any series of Preferred Stock having such right to elect additional directors are divested of such right pursuant to said provisions, the terms of office of all such Preferred Stock Directors elected by the holders of such Preferred Stock, or elected to fill any vacancies resulting from the death, disqualification, resignation, or removal of such additional directors, shall forthwith terminate (in which case such person shall cease to be qualified as a director and shall cease to be a director) and the total authorized number of directors of the Corporation shall be automatically reduced accordingly.

Section 5.3 Powers. Except as otherwise required by the DGCL or as provided in this Certificate of Incorporation (including any Preferred Stock Designation), the business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

Section 5.4 Election; Annual Meeting of Stockholders.

(a) Ballot Not Required. The directors of the Corporation need not be elected by written ballot unless the Bylaws of the Corporation so provide.

(b) Notice. Advance notice of nominations for the election of directors, and of business other than nominations, to be proposed by stockholders for consideration at a meeting of stockholders of the Corporation shall be given in the manner and to the extent provided in or contemplated by the Bylaws of the Corporation.

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(c) Annual Meeting. The annual meeting of stockholders, for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, shall be held at such place, if any, either within or without the State of Delaware, on such date, and at such time as the Board of Directors shall fix.

Article VI
STOCKHOLDER ACTION

Except as otherwise provided for or fixed with respect to actions required or permitted to be taken solely by holders of Preferred Stock pursuant to the provisions of this Article VI (including any Preferred Stock Designation), any action required or permitted to be taken by the stockholders of the Corporation may be effected by consent of stockholders in lieu of a meeting of stockholders delivered in accordance with applicable law; provided, however, that any such action involving a stockholder that has any interest in the transaction that is different from, or in addition to, the interests of the stockholders generally may only be effected pursuant to this Article VI by the affirmative consent of disinterested stockholders representing at least a majority of the outstanding stock entitled to vote thereon; provided, further, that no action shall be effected by written consent in lieu of a meeting if such action addresses substantially the same subject matter (a “Similar Item”) as an item or items that were presented at an annual or special meeting of stockholders that was held not more than twelve (12) months before the effective date of such action. For purposes of this Article VI, the nomination, election or removal of directors shall be deemed to be a Similar Item with respect to all actions involving the nomination, election or removal of directors, changing the size of the Board of Directors and filling of vacancies and/or newly created directorships resulting from any increase in the authorized number of directors.

Article VII
SPECIAL MEETINGS OF STOCKHOLDERS

Except as otherwise provided for or fixed pursuant to the provisions of Article IV hereof (including any Preferred Stock Designation), a special meeting of the stockholders of the Corporation may be called at any time by the Board of Directors.

Article VIII
INAPPLICABILITY OF SECTION 203

The Corporation hereby expressly elects that it shall not be governed by, or otherwise subject to, Section 203 of the DGCL.

Article IX
EXISTENCE

The Corporation shall have perpetual existence.

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Article X
AMENDMENT

Section 10.1 Amendment of Certificate of Incorporation. The Corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in this Certificate of Incorporation (including any Preferred Stock Designation), and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by the laws of the State of Delaware, and all powers, preferences and rights of any nature conferred upon stockholders, directors or any other persons by and pursuant to this Certificate of Incorporation (including any Preferred Stock Designation) in its present form or as hereafter amended are granted subject to this reservation.

Section 10.2 Amendment of Bylaws. In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, but subject to the terms of any series of Preferred Stock then outstanding, the Board of Directors is expressly authorized to adopt, amend or repeal the Bylaws of the Corporation. Except as otherwise provided in this Certificate of Incorporation (including the terms of any Preferred Stock Designation that require an additional vote) or the Bylaws of the Corporation, and in addition to any requirements of law, the affirmative vote of at least a majority of the voting power of the stock outstanding and entitled to vote thereon, voting together as a single class, shall be required for the stockholders to adopt, amend or repeal, or adopt any provision inconsistent with, any provision of the Bylaws of the Corporation.

Article XI
LIABILITY OF DIRECTORS

Section 11.1 No Personal Liability. To the fullest extent permitted by the DGCL as the same exists or as may hereafter be amended, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

Section 11.2 Amendment or Repeal. Any amendment, alteration or repeal of this Article XI that adversely affects any right of a director shall be prospective only and shall not limit or eliminate any such right with respect to any proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to such amendment, alteration or repeal.

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Article XII
FORUM FOR ADJUDICATION OF DISPUTES

Section 12.1 Forum. Unless the Corporation consents in its sole and absolute discretion (in writing) to the selection of an alternative forum, (a) (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer, other employee or stockholder of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the DGCL, this Certificate of Incorporation or the Bylaws or as to which the DGCL confers jurisdiction on the Court of Chancery of the State of Delaware or (iv) any action asserting a claim governed by the internal affairs doctrine of the law of the State of Delaware shall, to the fullest extent permitted by law, be exclusively brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, the federal district court of the State of Delaware; and (b) the federal district courts of the United States shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended. To the fullest extent permitted by law, any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XII.

Section 12.2 Enforceability. If any provision of this Article XII shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provision in any other circumstance and of the remaining provisions of this Article XII (including, without limitation, each portion of any sentence of this Article XII containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities or circumstances shall not in any way be affected or impaired thereby.

[The remainder of this page has been intentionally left blank.]

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IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Certificate of Incorporation to be signed by ____________, its ____________ this ___ day of ___, 2020.

ONCOCYTE CORPORATION

By:
Name:
Title:

Exhibit C

Bylaws
of the Surviving Corporation

(see attached)

BYLAWS
OF
ONCOCYTE CORPORATION
(the “Corporation”)
(a Delaware corporation)

Article I
CORPORATE OFFICES

Section 1.1 Registered Office. The registered office of the Corporation shall be fixed in the Certificate of Incorporation of the Corporation.

Section 1.2 Other Offices. The Corporation may also have an office or offices, and keep the books and records of the Corporation, except as otherwise required by law, at such other place or places, either within or without the State of Delaware, as the Corporation may from time to time determine.

Article II
MEETINGS OF STOCKHOLDERS

Section 2.1 Annual Meeting. The annual meeting of stockholders, for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, shall be held at such place, if any, either within or without the State of Delaware, on such date, and at such time as the Board of Directors shall fix. The Board of Directors may postpone, reschedule or cancel any annual meeting of stockholders previously scheduled by the Board of Directors.

Section 2.2 Special Meetings.

(a) Except as otherwise required by law, and except as otherwise provided for or fixed pursuant to the Certificate of Incorporation, including any certificate of designations relating to any series of Preferred Stock (each hereinafter referred to as a “Preferred Stock Designation”), a special meeting of the stockholders of the Corporation: (i) may be called at any time by the Board of Directors; and (ii) shall be called by the Chairman of the Board of Directors or the Secretary of the Corporation upon the written request or requests of one or more stockholders of record that, on the date and time a request is delivered (the “Request Date”): (x) own shares representing at least 10% (the “Requisite Percentage”) of the voting power of the stock outstanding and entitled to vote on the matter or matters to be brought before the proposed special meeting; and (y) comply with the procedures for calling a special meeting of stockholders as set forth in this Section 2.2 and all other applicable sections of the Bylaws (a “Stockholder Requested Special Meeting”). Except as otherwise required by law, and except as otherwise provided for or fixed pursuant to the Certificate of Incorporation (including any Preferred Stock Designation), special meetings of the stockholders of the Corporation may not be called by any other person or persons. Written notice of a special meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called shall be given in accordance with Section 2.3, and only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. The Board of Directors may postpone, reschedule, or cancel any special meeting of stockholders previously scheduled by the Board of Directors.

(b) Stockholder Requested Special Meetings.

(i) A request for a Stockholder Requested Special Meeting must be signed by the holders of the Requisite Percentage (or their duly authorized agents) and be delivered to the Secretary at the principal executive offices of the Corporation by registered mail, return receipt requested or by a nationally recognized private overnight courier service, return receipt requested.

(ii) To be in proper form and valid, a request for a Stockholder Requested Special Meeting shall (A) set forth a statement of the specific purpose or purposes of the meeting and the matters proposed to be acted on at such special meeting (including the text of any resolutions proposed for consideration and, if such business includes a proposal to amend the Bylaws, the language of the proposed amendment), (B) bear the date of signature of each stockholder (or duly authorized agent) signing the request, (C) set forth (w) the name and address, as they appear in the Corporation’s books, of each stockholder signing such request (or on whose behalf the request is signed), (x) the number of shares of stock held of record or benefically owned by such stockholder, (y) include documentary evidence that the stockholders signing the request held the Requisite Percentage as of the Request Date, provided that if any of the stockholders are not the beneficial owners of the shares representing the Requisite Percentage, then to be valid, the request must also include documentary evidence (or, if not simultaneously provided with the request, such documentary evidence must be delivered to the Secretary within ten (10) days after the Request Date) that the beneficial owners on whose behalf the request is made held, together with any requesting stockholders who are beneficial owners, the Requisite Percentage as of the Request Date, and (z) a certification from the stockholder submitting the request that the stockholders signing the request in the aggregate satisfy the Requisite Percentage, (D) describe any material interest of each such stockholder in the specific purpose or purposes of the meeting, (E) contain any other information that would be required to be provided by a stockholder seeking to nominate directors or bring an item of business before an annual meeting of stockholders pursuant to Section 2.10 of these Bylaws, (F) provide a representation by each stockholder signing the request that (x) the stockholder, as of the date of such request, is, and through the date such Stockholder Requested Special Meeting is held, continuously will be, a holder of record of the number of shares of stock of the Corporation that is attributed to such stockholder in its request and such stockholder intends to appear in person or by proxy at the Stockholder Requested Special Meeting, and (y) the beneficial owner(s) on whose behalf the stockholder is making such request, if any, as of the date of such request, beneficially owns and, through the date such Stockholder Requested Special Meeting is held, continuously will beneficially own, the number of shares of stock of the Corporation that is attributed to such beneficial owner(s) in the stockholder’s request and such beneficial owner(s) intends to appear in person or by proxy at the Stockholder Requested Special Meeting, and (G) include an agreement by each stockholder signing the request to notify the Corporation promptly in the case of any disposition before the date of the Stockholder Requested Special Meeting of shares of stock of the Corporation owned of record or beneficially owned by such stockholder or beneficial owner, as applicable, and an acknowledgment that any such disposition shall be deemed a revocation of such special meeting request to the extent of such disposition, such that the number of shares disposed of shall not be included in determining whether the Requisite Percentage has been reached. In addition, the stockholder and any duly authorized agent shall promptly provide any other information reasonably requested by the Corporation.

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(iii) The Corporation will provide the requesting stockholders with notice of the record date for the determination of stockholders entitled to vote at the Stockholder Requested Special Meeting. Each requesting stockholder is required to update the notice delivered pursuant to this Section 2.2(b) not later than ten (10) business days after such record date to provide any material changes in the foregoing information as of such record date and, with respect to the information required under clause (C)(y) of the previous paragraph, also as of a date not more than five (5) business days before the scheduled date of the Stockholder Requested Special Meeting as to which the request relates.

(iv) Any requesting stockholder may revoke a request for a special meeting at any time by written revocation delivered to the Secretary at the principal executive offices of the Corporation. If, following such revocation (including any revocation resulting from a disposition of shares) at any time before the date of the Stockholder Requested Special Meeting, the remaining unrevoked requests are from stockholders holding in the aggregate less than the Requisite Percentage, the Board of Directors, in its discretion, may cancel the Stockholder Requested Special Meeting.

(v) Notwithstanding the foregoing, a special meeting request shall not be valid, and neither the Chairman of the Board of Directors nor the Secretary of the Corporation shall be required to call the Stockholder Requested Special Meeting if (A) the request for such special meeting does not comply with this Section 2.2(b), (B) the Board of Directors, the Chairman of the Board of Directors, the President, or the Secretary of the Corporation has called or calls an annual or special meeting of stockholders to be held not later than ninety (90) days after the date on which a valid request has been delivered to the Secretary (the “Delivery Date”) and the Board of Directors determines in good faith that the business of such meeting includes (among any other matters properly brought before the meeting) an identical or substantially similar item of business (a “Similar Item”) specified in the stockholder’s request, (C) the request is received by the Secretary during the period commencing ninety (90) days prior to the first anniversary of the date of the immediately preceding annual meeting and ending on the date of the next annual meeting, (D) if two or more special meetings have been called at the request of stockholders and convened within the 12-month period ending on the Delivery Date, (E) the request contains a Similar Item to an item that was presented at any meeting of stockholders held within one hundred and twenty (120) days prior to the Delivery Date (and, for purposes of this clause (E) the election of directors shall be deemed a “Similar Item” with respect to all items of business involving the election or removal of directors), (F) the request relates to an item of business that is not a proper subject for action by the stockholders of the Corporation under applicable law or (G) the request was made in a manner that involved a violation of Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or other applicable law. The Board of Directors shall determine in good faith whether the requirements set forth in this Section 2.2(b) have been satisfied and such determination shall be binding on the Corporation and its stockholders.

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(vi) If a valid special meeting request has been made, the Stockholder Requested Special Meeting shall be held at such date, time and place as the Board of Directors shall fix.

(vii) Business transacted at any Stockholder Requested Special Meeting shall be limited to the purpose(s) stated in a valid special meeting request for such meeting; provided, however, that nothing herein shall prohibit the Corporation from submitting matters to a vote of the stockholders at any Stockholder Requested Special Meeting.

(viii) If none of the stockholders who submitted the request for a Stockholder Requested Special Meeting appears or sends a qualified representative to present the matters to be presented for consideration that were specified in the special meeting request, the Corporation need not present such matters for a vote at such meeting, notwithstanding that proxies in respect of such matter may have been received by the Corporation.

Section 2.3 Notice of Stockholders’ Meetings.

(a) Whenever stockholders are required or permitted to take any action at a meeting, notice of the place, if any, date, and time of the meeting of stockholders, the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date for determining the stockholders entitled to notice of the meeting), the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting and, if the meeting is to be held solely by means of remote communications, the means for accessing the list of stockholders contemplated by Section 2.5 of these Bylaws, shall be given. The notice shall be given not less than 10 nor more than 60 days before the date on which the meeting is to be held, to each stockholder entitled to vote at such meeting as of the record date for determining the stockholders entitled to notice of the meeting, except as otherwise provided by law, the Certificate of Incorporation (including any Preferred Stock Designation) or these Bylaws. In the case of a special meeting, the purpose or purposes for which the meeting is called also shall be set forth in the notice.

(b) Except as otherwise required by law, notice may be given in writing directed to a stockholder’s mailing address as it appears on the records of the Corporation and shall be given: (i) if mailed, when notice is deposited in the U.S. mail, postage prepaid; and (ii) if delivered by courier service, the earlier of when the notice is received or left at such stockholder’s address.

(c) So long as the Corporation is subject to the rules and regulations promulgated by the U.S. Securities and Exchange Commission (the “SEC Rules”), notice shall be given in the manner required by applicable SEC Rules. To the extent permitted by applicable SEC Rules, notice may be given by electronic transmission directed to the stockholder’s electronic mail address, and if so given, shall be given when directed to such stockholder’s electronic mail address unless the stockholder has notified the Corporation in writing or by electronic transmission of an objection to receiving notice by electronic mail or such notice is prohibited by Section 232(e) of the General Corporation Law of the State of Delaware (the “DGCL”). If notice is given by electronic mail, such notice shall comply with the applicable provisions of Sections 232(a) and 232(d) of the DGCL.

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(d) Notice may be given by other forms of electronic transmission with the consent of a stockholder in the manner permitted by Section 232(b) of the DGCL, and shall be deemed given as provided therein.

(e) An affidavit that notice has been given, executed by the Secretary of the Corporation, Assistant Secretary or any transfer agent or other agent of the Corporation, shall be prima facie evidence of the facts stated in the notice in the absence of fraud. Notice shall be deemed to have been given to all stockholders who share an address if notice is given in accordance with the “householding” rules set forth in Rule 14a-3(e) under the Securities Exchange Act of 1934 (the “Exchange Act”) and Section 233 of the DGCL.

(f) When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the place, if any, date and time thereof, and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken; provided, however, that if the adjournment is for more than 30 days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, the Board of Directors shall fix a new record date for notice of such adjourned meeting in accordance with Section 7.6(a), and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting.

Section 2.4 Organization.

(a) Unless otherwise determined by the Board of Directors, meetings of stockholders shall be presided over by the Chairman of the Board of Directors, or in his or her absence, by the President or, in his or her absence, by another person designated by the Board of Directors. The Secretary of the Corporation, or in his or her absence, an Assistant Secretary, or in the absence of the Secretary and all Assistant Secretaries, a person whom the chairman of the meeting shall appoint, shall act as secretary of the meeting and keep a record of the proceedings thereof.

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(b) The date and time of the opening and the closing of the polls for each matter upon which the stockholders shall vote at a meeting of stockholders shall be announced at the meeting. The Board of Directors may adopt such rules and regulations for the conduct of any meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairman of the meeting shall have the authority to adopt and enforce such rules and regulations for the conduct of any meeting of stockholders and the safety of those in attendance as, in the judgment of the chairman, are necessary, appropriate or convenient for the conduct of the meeting. Rules and regulations for the conduct of meetings of stockholders, whether adopted by the Board of Directors or by the chairman of the meeting, may include without limitation, establishing: (i) an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders entitled to vote at the meeting, their duly authorized and constituted proxies and such other persons as the chairman of the meeting shall permit; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; (v) limitations on the time allotted for consideration of each agenda item and for questions and comments by participants; (vi) regulations for the opening and closing of the polls for balloting and matters which are to be voted on by ballot (if any); and (vii) procedures (if any) requiring attendees to provide the Corporation advance notice of their intent to attend the meeting. Subject to any rules and regulations adopted by the Board of Directors, the chairman of the meeting may convene and, for any or no reason, from time to time, adjourn and/or recess any meeting of stockholders pursuant to Section 2.7. The chairman of the meeting, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall have the power to declare that a nomination or other business was not properly brought before the meeting if the facts warrant (including if a determination is made, pursuant to Section 2.10(c)(i) of these Bylaws, that a nomination or other business was not made or proposed, as the case may be, in accordance with Section 2.10 of these Bylaws), and if such chairman should so declare, such nomination shall be disregarded or such other business shall not be transacted.

Section 2.5 List of Stockholders. The Corporation shall prepare, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting; provided, however, that if the record date for determining the stockholders entitled to vote is less than 10 days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the 10th day before the meeting date. Such list shall be arranged in alphabetical order and shall show the address of each stockholder and the number of shares registered in the name of each stockholder. Nothing in this Section 2.5 shall require the Corporation to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting at least 10 days prior to the meeting: (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of meeting; or (b) during ordinary business hours at the principal place of business of the Corporation. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then a list of stockholders entitled to vote at the meeting shall be produced and kept at the time and place of the meeting during the whole time thereof and may be examined by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. Except as otherwise required by law, the stock ledger shall be the only evidence as to who are the stockholders entitled to examine the list of stockholders required by this Section 2.5 or to vote in person or by proxy at any meeting of stockholders.

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Section 2.6 Quorum. Except as otherwise required by law, the Certificate of Incorporation (including any Preferred Stock Designation) or these Bylaws, at any meeting of stockholders, a majority of the voting power of the stock outstanding and entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business; provided, however, that where a separate vote by a class or series or classes or series is required, a majority of the voting power of the stock of such class or series or classes or series outstanding and entitled to vote on that matter, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to such matter. If a quorum is not present or represented at any meeting of stockholders, then the chairman of the meeting, or a majority of the voting power of the stock present in person or represented by proxy at the meeting and entitled to vote thereon, shall have power to adjourn or recess the meeting from time to time in accordance with Section 2.7, until a quorum is present or represented. Subject to applicable law, if a quorum initially is present at any meeting of stockholders, the stockholders may continue to transact business until adjournment or recess, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, but if a quorum is not present at least initially, no business other than adjournment or recess may be transacted.

Section 2.7 Adjourned or Recessed Meeting. Any annual or special meeting of stockholders, whether or not a quorum is present, may be adjourned or recessed for any or no reason from time to time by the chairman of the meeting, subject to any rules and regulations adopted by the Board of Directors pursuant to Section 2.4(b). Any such meeting may be adjourned for any or no reason (and may be recessed if a quorum is not present or represented) from time to time by a majority of the voting power of the stock present in person or represented by proxy at the meeting and entitled to vote thereon. At any such adjourned or recessed meeting at which a quorum is present, any business may be transacted that might have been transacted at the meeting as originally called.

Section 2.8 Voting; Proxies.

(a) Except as otherwise required by law or the Certificate of Incorporation (including any Preferred Stock Designation), each holder of stock of the Corporation entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of such stock held of record by such holder that has voting power upon the subject matter in question.

(b) Except as otherwise required by law, the Certificate of Incorporation (including any Preferred Stock Designation), these Bylaws or any law, rule or regulation applicable to the Corporation or its securities, at each meeting of stockholders at which a quorum is present, all corporate actions to be taken by vote of the stockholders shall be authorized by the affirmative vote of at least a majority of the voting power of the stock present in person or represented by proxy and entitled to vote on the subject matter, and where a separate vote by a class or series or classes or series is required, if a quorum of such class or series or classes or series is present, such act shall be authorized by the affirmative vote of at least a majority of the voting power of the stock of such class or series or classes or series present in person or represented by proxy and entitled to vote on the subject matter. Voting at meetings of stockholders need not be by written ballot.

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(c) Every stockholder entitled to vote for directors, or on any other matter, shall have the right to do so either in person or by one or more persons authorized to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the Corporation generally. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by delivering to the Secretary of the Corporation a revocation of the proxy or an executed new proxy bearing a later date.

Section 2.9 Submission of Information by Director Nominees.

(a) To be eligible to be a nominee for election or re-election as a director of the Corporation, a person must deliver to the Secretary of the Corporation at the principal executive offices of the Corporation the following information:

(i) a written representation and agreement, which shall be signed by such person and pursuant to which such person shall represent and agree that such person: (A) acknowledges that as a director of the Corporation, the nominee will owe a fiduciary duty under Delaware law with respect to the Corporation and its stockholders, (B) consents to serving as a director if elected and (if applicable) to being named in the Corporation’s proxy statement and form of proxy as a nominee, and currently intends to serve as a director for the full term for which such person is standing for election; (C) is not and will not become a party to any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity: (1) as to how the person, if elected as a director, will act or vote on any issue or question that has not been disclosed to the Corporation; or (2) that could limit or interfere with the person’s ability to comply, if elected as a director, with such person’s fiduciary duties under applicable law; (D) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director or nominee in each case that has not been disclosed to the Corporation; and (E) if elected as a director, will comply with all of the Corporation’s corporate governance, conflict of interest, confidentiality, and stock ownership and trading policies and guidelines, and any other Corporation policies and guidelines applicable to directors (which will be promptly provided following a request therefor);

(ii) the name, age and business and residence addresses of the nominee;

(iii) the principal occupation or employment of the nominee;

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(iv) the class, series, and number of shares of the Corporation’s capital stock that are held of record or are “beneficially owned” within the meaning of Rule 13d-3 under the Exchange Act by the nominee;

(v) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, hedging transactions, or any borrowing or lending of shares of stock) has been made, the effect or intent of which is to mitigate the loss to, manage risk of or benefit from changes in the stock price of any class of the Corporation’s capital stock, or to increase the voting power of, such nominee with respect to any share of stock of the Corporation;

(vi) a description of all arrangements or understandings (including but not limited to any compensation or payment of money or property to (or from) the Proposing Stockholder and/or the nominee) between or among any of the Proposing Stockholder, each nominee and/or any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the Proposing Stockholder or relating to the nominee’s potential service on the Board of Directors;

(vii) any other information relating to the nominee that would be required to be disclosed about such nominee if proxies were being solicited for the election of the nominee as a director, or that is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act; and

(viii) all completed and signed questionnaires prepared by the Corporation (including those questionnaires required of the Corporation’s directors and any other questionnaire the Corporation determines is necessary or advisable to assess whether a nominee will satisfy any qualifications or requirements imposed by the Certificate of Incorporation or these Bylaws, any law, rule, regulation or listing standard that may be applicable to the Corporation, and the Corporation’s corporate governance policies and guidelines) (all the of the foregoing, “Questionnaires”). The Questionnaires will be promptly provided following a request therefor.

(b) A nominee for election or re-election as a director of the Corporation shall also provide to the Corporation such other information as it may reasonably request. The Corporation may request such additional information as necessary to permit the Corporation to determine the eligibility of such person to serve as a director of the Corporation, including information relevant to a determination whether such person can be considered an independent director.

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Section 2.10 Notice of Stockholder Business and Nominations.

(a) Annual Meeting.

(i) Nominations of persons for election to the Board of Directors and the proposal of business other than nominations to be considered by the stockholders may be made at an annual meeting of stockholders only: (A) pursuant to the Corporation’s notice of meeting (or any supplement thereto); (B) by or at the direction of the Board of Directors (or any authorized committee thereof); or (C) by any Proposing Stockholder (as defined below) of the Corporation who is a stockholder of record at the time the notice provided for in this Section 2.10(a) is delivered to the Secretary of the Corporation, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 2.10(a). For the avoidance of doubt, the foregoing clause (C) shall be the exclusive means for a stockholder to make nominations or propose other business at an annual meeting of stockholders (other than a proposal included in the Corporation’s proxy statement pursuant to and in compliance with Rule 14a-8 under the Exchange Act). The term “Proposing Stockholder” shall mean, collectively: (i) the stockholder of record providing the notice of business proposed to be brought before an annual meeting or special meeting, (ii) the “beneficial owner” or “beneficial owners”, if different, on whose behalf the notice of the business proposed to be brought before the annual meeting is made (as such terms are defined in Rule 13d-3 under the Exchange Act), (iii) any “affiliate” or “associate” (as such terms are defined in Rule 12b-2 under the Exchange Act) of such stockholder or beneficial owner, and (iv) any members of any “group” with such stockholder within the meaning of Section 13(d) of the Exchange Act and any person acting in concert with such stockholder.

(ii) For nominations or other business to be properly brought before an annual meeting by a Proposing Stockholder pursuant to clause (C) of the foregoing paragraph, the Proposing Stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and, in the case of business other than nominations, such business must be a proper subject for stockholder action. To be timely, a Proposing Stockholder’s notice must be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business (as defined in Section 2.10(c)(ii) below) on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, or if no annual meeting was held in the preceding year, notice by the Proposing Stockholder to be timely must be received not later than the close of business on the 10th day following the date on which public announcement (as defined in Section 2.10(c)(ii) below) of the date of such meeting is first made by the Corporation. In no event shall an adjournment or recess of an annual meeting, or a postponement of an annual meeting for which notice of the meeting has already been given to stockholders or a public announcement of the meeting date has already been made, commence a new time period (or extend any time period) for the giving of a Proposing Stockholder’s notice as provided above. The number of nominees a Proposing Stockholder may nominate for election at the annual meeting (or in the case of a Proposing Stockholder giving the notice on behalf of a beneficial owner, the number of nominees a Proposing Stockholder may nominate for election at the annual meeting on behalf of the beneficial owner) shall not exceed the number of directors to be elected at such annual meeting. Such Proposing Stockholder’s notice shall set forth:

(A) as to each person whom the Proposing Stockholder proposes to nominate for election or re-election as a director, the information required to be submitted by nominees pursuant to Section 2.9(a) above; provided, however, that, in addition to the information required in the Proposing Stockholder’s notice pursuant to this Section 2.10(a)(ii)(A), such person shall also provide the Corporation such other information that the Corporation may reasonably request and that is necessary to permit the Corporation to determine the eligibility of such person to serve as a director of the Corporation, including information relevant to a determination whether such person can be considered an independent director;

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(B) as to any other business that the Proposing Stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the Bylaws of the Corporation, the language of the proposed amendment), the reasons for conducting such business at the meeting and any substantial interest (within the meaning of Item 5 of Schedule 14A under the Exchange Act) in such business or proposal of such Proposing Stockholder, including any anticipated benefit to the Proposing Stockholder therefrom;

(C) as to the Proposing Stockholder giving the notice and each person that constitutes the relevant Proposing Shareholder (including the beneficial owner, if any, on whose behalf the nomination is made or the other business is proposed):

(1) the name and address of such Proposing Stockholder, as they appear on the Corporation’s books (and with respect to any Proposing Shareholder that is a stockholder of record of the Corporation, the name and address and records), and the name and address of such beneficial owner;

(2) the class or series and number of shares of stock of the Corporation which are owned of record by such Proposing Stockholder and such beneficial owner as of the date of the notice, and a representation that the Proposing Stockholder will notify the Corporation in writing within five business days after the record date for such meeting of the class or series and number of shares of stock of the Corporation owned of record by the Proposing Stockholder and such beneficial owner as of the record date for the meeting; and

(3) a representation that the Proposing Stockholder (or a qualified representative of the Proposing Stockholder) intends to appear at the meeting to make such nomination or propose such business;

(D) as to the Proposing Stockholder giving the notice or, if the notice is given on behalf of a beneficial owner on whose behalf the nomination is made or the other business is proposed, as to such beneficial owner, and if such Proposing Stockholder or beneficial owner is an entity, as to each director, executive, managing member or control person of such entity (any such individual or control person, a “control person”):

(1) the class or series and number of shares of stock of the Corporation which are beneficially owned (as defined in Section 2.10(c)(ii) below) by such Proposing Stockholder or any other beneficial owner and by any control person as of the date of the notice, and a representation that the Proposing Stockholder will notify the Corporation in writing within five business days after the record date for such meeting of the class or series and number of shares of stock of the Corporation beneficially owned by such Proposing Stockholder or other beneficial owner and by any control person as of the record date for the meeting;

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(2) a description of any agreement, arrangement or understanding with respect to the nomination or other business between or among such Proposing Stockholder, other beneficial owner or control person and any other person, including without limitation any agreements that would be required to be disclosed pursuant to Item 5 or Item 6 of Exchange Act Schedule 13D (regardless of whether the requirement to file a Schedule 13D is applicable) and a representation that the Proposing Stockholder will notify the Corporation in writing within five business days after the record date for such meeting of any such agreement, arrangement or understanding in effect as of the record date for the meeting;

(3) a description of any agreement, arrangement or understanding (including without limitation any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the Proposing Stockholder’s notice by, or on behalf of, such Proposing Stockholder, other beneficial owner or control person, the effect or intent of which is to mitigate loss, manage risk or benefit from changes in the share price of any class or series of the Corporation’s stock, or maintain, increase or decrease the voting power of the Proposing Stockholder, other beneficial owner or control person with respect to securities of the Corporation, and a representation that the Proposing Stockholder will notify the Corporation in writing within five business days after the record date for such meeting of any such agreement, arrangement or understanding in effect as of the record date for the meeting;

(4) a representation whether the Proposing Stockholder or the beneficial owner, if any, will engage in a solicitation with respect to the nomination or other business and, if so, the name of each participant in such solicitation (as defined in Item 4 of Schedule 14A under the Exchange Act) and whether such person intends or is part of a group which intends to deliver a proxy statement and/or form of proxy to holders of shares representing at least 50% of the voting power of the stock entitled to vote generally in the election of directors in the case of a nomination, or holders of at least the percentage of the Corporation’s stock required to approve or adopt the business to be proposed in the case of other business; and

(5) The investment strategy or objective, if any, of each such Proposing Stockholder who is not an individual and a copy of the prospectus, offering memorandum or similar document, if any, provided to investors or potential investors in such Proposing Stockholder.

(iii) Notwithstanding anything in Section 2.10(a)(ii) above or Section 2.10(b) below to the contrary, if the record date for determining the stockholders entitled to vote at any meeting of stockholders is different from the record date for determining the stockholders entitled to notice of the meeting, a stockholder’s notice required by this Section 2.10 shall set forth a representation that the stockholder will notify the Corporation in writing within five business days after the record date for determining the stockholders entitled to vote at the meeting, or by the opening of business on the date of the meeting (whichever is earlier), of the information required under clauses (ii)(C)(2) and (ii)(D)(1)-(3) of this Section 2.10(a), and such information when provided to the Corporation shall be current as of the record date for determining the stockholders entitled to vote at the meeting.

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(iv) This Section 2.10(a) shall not apply to a proposal proposed to be made by a stockholder if the stockholder has notified the Corporation of his or her intention to present the proposal at an annual or special meeting only pursuant to and in compliance with Rule 14a-8 under the Exchange Act and such proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such meeting.

(v) Notwithstanding anything in this Section 2.10(a) to the contrary, in the event that the number of directors to be elected to the Board of Directors at an annual meeting is increased and there is no public announcement by the Corporation naming all of the nominees for directors or specifying the size of the increased Board of Directors made by the Corporation at least 10 days prior to the last day a stockholder may deliver a notice in accordance with Section 2.10(a)(ii) above, a stockholder’s notice required by this Section 2.10(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation.

(b) Special Meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (i) by or at the direction of the Board of Directors (or any authorized committee thereof); or (ii) provided that one or more directors are required to be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time the notice provided for in this Section 2.10(b) is delivered to the Secretary of the Corporation, who is entitled to vote at the meeting and upon such election and who delivers notice thereof in writing setting forth the information required by Section 2.10(a) above and provides the additional information required by Section 2.9 above for the purpose of electing one or more directors to the Board of Directors, any stockholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting, if the notice required by this Section 2.10(b) shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the date on which public announcement of the date of the special meeting is first made by the Corporation. The number of nominees a stockholder may nominate for election at the special meeting (or in the case of a stockholder giving the notice on behalf of a beneficial owner, the number of nominees a stockholder may nominate for election at the annual meeting on behalf of such beneficial owner) shall not exceed the number of directors to be elected at such special meeting. In no event shall an adjournment, recess or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

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(c) General.

(i) Except as otherwise required by law, only such persons who are nominated in accordance with the procedures set forth in this Section 2.10 shall be eligible to be elected at any meeting of stockholders of the Corporation to serve as directors and only such other business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 2.10. Except as otherwise required by law, each of the Chairman of the Board of Directors, the Board of Directors or the chairman of the meeting shall have the power to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 2.10 (including whether a stockholder or beneficial owner solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies in compliance with such stockholder’s representation as required by clause (a)(ii)(D)(4) of this Section 2.10). If any proposed nomination or other business is not in compliance with this Section 2.10, then except as otherwise required by law, the chairman of the meeting shall have the power to declare that such nomination shall be disregarded or that such other business shall not be transacted. Notwithstanding the foregoing provisions of this Section 2.10, unless otherwise required by law, or otherwise determined by the Chairman of the Board of Directors, Board of Directors or the chairman of the meeting, if the stockholder does not provide the information required under Section 2.9 or clauses (a)(ii)(C)(2) and (a)(ii)(D)(1)-(3) of this Section 2.10 to the Corporation within the time frames specified herein, any such nomination shall be disregarded and any such other business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. Notwithstanding the foregoing provisions of this Section 2.10, unless otherwise required by law, or otherwise determined by the Chairman of the Board of Directors, Board of Directors or the chairman of the meeting, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or other business (whether pursuant to the requirements of these Bylaws or in accordance with Rule 14a-8 under the Exchange Act), such nomination shall be disregarded and such other business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. To be considered a qualified representative of a stockholder pursuant to the preceding sentence, a person must be a duly authorized officer, manager or partner of such stockholder or authorized by a writing executed by such stockholder (or a reliable reproduction of the writing) delivered to the Corporation prior to the making of such nomination or proposal at such meeting (and in any event not fewer than five days before the meeting) stating that such person is authorized to act for such stockholder as proxy at the meeting of stockholders.

(ii) For purposes of these Bylaws, the “close of business” shall mean 6:00 p.m. local time at the principal executive offices of the Corporation on any calendar day, whether or not the day is a business day, and for purposes of this Section 2.10, a “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act. For purposes of clause (a)(ii)(D)(1) of this Section 2.10, shares shall be treated as “beneficially owned” by a person if the person beneficially owns such shares, directly or indirectly, for purposes of Section 13(d) of the Exchange Act and Regulations 13D and 13G thereunder or has or shares pursuant to any agreement, arrangement or understanding (whether or not in writing): (A) the right to acquire such shares (whether such right is exercisable immediately or only after the passage of time or the fulfillment of a condition or both); (B) the right to vote such shares, alone or in concert with others; and/or (C) investment power with respect to such shares, including the power to dispose of, or to direct the disposition of, such shares.

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(iii) Nothing in this Section 2.10 shall be deemed to affect any rights of the holders of any series of Preferred Stock to elect directors pursuant to any applicable provisions of the Certificate of Incorporation (including any Preferred Stock Designation).

Section 2.11 Action by Written Consent. Except as otherwise provided for or fixed pursuant to the Certificate of Incorporation (including any Preferred Stock Designation), any action required or permitted to be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, are signed by the holders of the outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. To be effective, a written consent must be delivered to the Corporation by delivery to its registered agent in the State of Delaware. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested.

Section 2.12 Inspectors of Election. Before any meeting of stockholders, the Corporation may, and shall if required by law, appoint one or more inspectors of election to act at the meeting and make a written report thereof. Inspectors may be employees of the Corporation. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the chairman of the meeting may, and shall if required by law, appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. Inspectors need not be stockholders. No director or nominee for the office of director at an election shall be appointed as an inspector at such election.

Such inspectors shall:

(a) determine the number of shares outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effectof proxies and ballots;

(b) receive votes, ballots, or consents

(c) hear and determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors;

(d) count and tabulate all votes, ballots or consents;

(e) determine when the polls shall close;

(f) determine the result;

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(g) certify their determination of the number of shares represented at the meeting, and their count of all votes and ballots; and

(h) do any other acts that may be proper to conduct the election or vote with fairness to all shareholders.

Section 2.13 Meetings by Remote Communications. The Board of Directors may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication in accordance with Section 211(a)(2) of the DGCL. If authorized by the Board of Directors in its sole discretion, and subject to such guidelines and procedures as the Board of Directors may adopt, stockholders and proxyholders not physically present at a meeting of stockholders may, by means of remote communication: (a) participate in a meeting of stockholders; and (b) be deemed present in person and vote at a meeting of stockholders whether such meeting is to be held at a designated place or solely by means of remote communication, provided that: (i) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder; (ii) the Corporation shall implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings; and (iii) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation.

Section 2.14 Delivery to the Corporation. Whenever this Article II requires one or more persons (including a record or beneficial owner of stock) to deliver a document or information to the Corporation or any officer, employee or agent thereof (including any notice, request, questionnaire, revocation, representation or other document or agreement), such document or information shall be in writing exclusively (and not in an electronic transmission) and shall be delivered exclusively by hand (including, without limitation, overnight courier service) or by certified or registered mail, return receipt requested and the Corporation shall not be required to accept delivery of any document not in such written form or so delivered. For the avoidance of doubt, with respect to any notice from any stockholder of record or beneficial owner of the Corporation’s capital stock under the Certificate of Incorporation, these Bylaws or the DGCL, to the fullest extent permitted by law, the Corporation expressly opts out of Section 116 of the DGCL.

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Article III
DIRECTORS

Section 3.1 Powers. Except as otherwise required by the DGCL or as provided in the Certificate of Incorporation (including any Preferred Stock Designation), the business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authorities these Bylaws expressly confer upon it, the Board of Directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law, the Certificate of Incorporation (including any Preferred Stock Designation) or these Bylaws required to be exercised or done by the stockholders.

Section 3.2 Number and Election. Except as otherwise provided for or fixed pursuant to the Certificate of Incorporation (including any Preferred Stock Designation), the Board of Directors shall consist of such number of directors as shall be determined from time to time solely by resolution adopted by the affirmative vote of a majority of the total number of directors then authorized (hereinafter referred to as the “Whole Board”). Notwithstanding the foregoing, the total number of directors shall initially be equal to the number of directors appointed by the incorporator.

At any meeting of stockholders at which directors are to be elected, each nominee for election as a director in an uncontested election shall be elected if the number of votes cast for the nominee’s election exceeds the number of votes cast against the nominee’s election. In all director elections other than uncontested elections, the nominees for election as a director shall be elected by a plurality of the votes cast. For purposes of this Section 3.2, an “uncontested election” means any meeting of stockholders at which the number of candidates does not exceed the number of directors to be elected and with respect to which: (a) no stockholder has submitted notice of an intent to nominate a candidate for election at such meeting in accordance with Section 2.10; or (b) such a notice has been submitted, and on or before the fifth business day prior to the date that the Corporation files its definitive proxy statement relating to such meeting with the Securities and Exchange Commission (regardless of whether thereafter revised or supplemented), the notice has been: (i) withdrawn in writing to the Secretary of the Corporation; (ii) determined not to be a valid notice of nomination, with such determination to be made by the Board of Directors (or a committee thereof) pursuant to Section 2.10, or if challenged in court, by a final court order; or (iii) determined by the Board of Directors (or a committee thereof) not to create a bona fide election contest.

Each director shall hold office until the next election of directors and until his or her successor shall have been duly elected and qualified. Directors need not be stockholders unless so required by the Certificate of Incorporation (including any Preferred Stock Designation) or these Bylaws, wherein other qualifications for directors may be prescribed.

Section 3.3 Vacancies and Newly Created Directorships. Subject to the rights of the holders of any outstanding series of Preferred Stock, and unless otherwise required by law newly created directorships resulting from any increase in the authorized number of directors and any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filled solely by the affirmative vote of a majority of the remaining directors elected by the stockholders generally then in office, even though less than a quorum, or by the sole remaining director, and any director so chosen shall hold office until the next election of directors and until his or her successor shall have been duly elected and qualified. No decrease in the authorized number of directors shall shorten the term of any incumbent director.

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Section 3.4 Resignations and Removal.

(a) Any director may resign at any time upon notice given in writing or by electronic transmission to the Board of Directors, the Chairman of the Board of Directors or the Secretary of the Corporation. Such resignation shall take effect upon delivery, unless the resignation specifies a later effective date or time or an effective date or time determined upon the happening of an event or events. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

(b) Except for such additional directors, if any, as are elected by the holders of any series of Preferred Stock as provided for or fixed pursuant to the Certificate of Incorporation (including any Preferred Stock Designation), and unless otherwise restricted by law, any director, or the entire Board of Directors, may be removed, with or without cause, by the affirmative vote of at least a majority of the voting power of the stock outstanding and entitled to vote thereon.

Section 3.5 Regular Meetings. Regular meetings of the Board of Directors shall be held at such place or places, within or without the State of Delaware, on such date or dates and at such time or times, as shall have been established by the Board of Directors and publicized among all directors. A notice of each regular meeting shall not be required.

Section 3.6 Special Meetings. Special meetings of the Board of Directors for any purpose or purposes may be called at any time by the Chairman of the Board of Directors, the President or a majority of the directors then in office. The person or persons authorized to call special meetings of the Board of Directors may fix the place, within or without the State of Delaware, date and time of such meetings. Notice of each such meeting shall be given to each director, if by mail, addressed to such director at his or her residence or usual place of business, at least five days before the day on which such meeting is to be held, or shall be sent to such director by electronic transmission, or be delivered personally or by telephone, in each case at least 24 hours prior to the time set for such meeting. A notice of special meeting need not state the purpose of such meeting, and, unless indicated in the notice thereof, any and all business may be transacted at a special meeting.

Section 3.7 Participation in Meetings by Conference Telephone. Members of the Board of Directors, or of any committee thereof, may participate in a meeting of such Board of Directors or committee by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation shall constitute presence in person at such meeting.

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Section 3.8 Quorum and Voting. Except as otherwise required by law, the Certificate of Incorporation or these Bylaws, a majority of the Whole Board shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, and the vote of a majority of the directors present at a duly held meeting at which a quorum is present shall be the act of the Board of Directors. The chairman of the meeting or a majority of the directors present may adjourn the meeting to another time and place whether or not a quorum is present. At any adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally called.

Section 3.9 Board of Directors Action by Written Consent Without a Meeting. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or any committee thereof, may be taken without a meeting, provided that all members of the Board of Directors or committee, as the case may be, consent in writing or by electronic transmission to such action. After an action is taken, the consent or consents relating thereto shall be filed with the minutes or proceedings of the Board of Directors or committee in the same paper or electronic form as the minutes are maintained. Any person (whether or not then a director) may provide, whether through instruction to an agent or otherwise, that a consent to action shall be effective at a future time (including a time determined upon the happening of an event), no later than 60 days after such instruction is given or such provision is made and such consent shall be deemed to have been given at such effective time so long as such person is then a director and did not revoke the consent prior to such time. Any such consent shall be revocable prior to its becoming effective.

Section 3.10 Chairman of the Board. The Chairman of the Board shall preside at meetings of stockholders (unless otherwise determined by the Board of Directors) and at meetings of directors and shall perform such other duties as the Board of Directors may from time to time determine. If the Chairman of the Board is not present at a meeting of the Board of Directors, another director chosen by the Board of Directors shall preside.

Section 3.11 Rules and Regulations. The Board of Directors shall adopt such rules and regulations not inconsistent with the provisions of law, the Certificate of Incorporation or these Bylaws for the conduct of its meetings and management of the affairs of the Corporation as the Board of Directors shall deem proper.

Section 3.12 Fees and Compensation of Directors. Unless otherwise restricted by the Certificate of Incorporation, directors may receive such compensation, if any, for their services on the Board of Directors and its committees, and such reimbursement of expenses, as may be fixed or determined by resolution of the Board of Directors.

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Section 3.13 Emergency Bylaws. In the event of any emergency, disaster or catastrophe, as referred to in Section 110 of the DGCL, or other similar emergency condition, as a result of which a quorum of the Board of Directors or a standing committee of the Board of Directors cannot readily be convened for action, then the director or directors in attendance at the meeting shall constitute a quorum. Such director or directors in attendance may further take action to appoint one or more of themselves or other directors to membership on any standing or temporary committees of the Board of Directors as they shall deem necessary and appropriate.

Article IV
COMMITTEES

Section 4.1 Committees of the Board of Directors. The Board of Directors may designate one or more committees, each such committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee to replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent permitted by law and provided in the resolution of the Board of Directors establishing such committee, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to the following matters: (a) approving or adopting, or recommending to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to stockholders for approval; or (b) adopting, amending or repealing any bylaw of the Corporation.

Section 4.2 Meetings and Action of Committees. Unless the Board of Directors provides otherwise by resolution, any committee of the Board of Directors may adopt, alter and repeal such rules and regulations not inconsistent with the provisions of law, the Certificate of Incorporation or these Bylaws for the conduct of its meetings as such committee may deem proper. Except as otherwise required by law, the Certificate of Incorporation or these Bylaws, and except as otherwise provided in a resolution of the Board of Directors, a majority of the directors then serving on a committee shall constitute a quorum for the transaction of business by the committee; provided, however, that in no case shall a quorum be less than one-third of the total number of directors then constituting the committee. Unless the Certificate of Incorporation, these Bylaws or a resolution of the Board of Directors requires a greater number, the vote of a majority of the members of a committee present at a meeting at which a quorum is present shall be the act of the committee.

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Article V
OFFICERS

Section 5.1 Officers. The officers of the Corporation shall consist of a President, a Chief Financial Officer, one or more Vice Presidents, a Secretary, a Treasurer, and such other officers as the Board of Directors may from time to time determine, each of whom shall be elected by the Board of Directors, each to have such authority, functions or duties as set forth in these Bylaws or as determined by the Board of Directors. Each officer shall be elected by the Board of Directors and shall hold office for such term as may be prescribed by the Board of Directors and until such person’s successor shall have been duly elected and qualified, or until such person’s earlier death, disqualification, resignation or removal. Any number of offices may be held by the same person; provided, however, that no officer shall execute, acknowledge or verify any instrument in more than one capacity if such instrument is required by law, the Certificate of Incorporation or these Bylaws to be executed, acknowledged or verified by two or more officers. The Board of Directors may require any officer, agent or employee to give security for the faithful performance of his or her duties.

Section 5.2 Compensation. The salaries of the officers of the Corporation and the manner and time of the payment of such salaries shall be fixed and determined by the Board of Directors or by a duly authorized officer and may be altered by the Board of Directors from time to time as it deems appropriate, subject to the rights, if any, of such officers under any contract of employment.

Section 5.3 Removal, Resignation and Vacancies. Any officer of the Corporation may be removed, with or without cause, by the Board of Directors or by a duly authorized officer, without prejudice to the rights, if any, of such officer under any contract to which it is a party. Any officer may resign at any time upon notice given in writing or by electronic transmission to the Corporation, without prejudice to the rights, if any, of the Corporation under any contract to which such officer is a party. If any vacancy occurs in any office of the Corporation, the Board of Directors may elect a successor to fill such vacancy for the remainder of the unexpired term and until a successor shall have been duly elected and qualified.

Section 5.4 President. The President shall be the chief executive and operating officer of the Corporation, with general responsibility for the management and control of the operations of the Corporation, and shall report directly to the Board of Directors. The President shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as the Board of Directors may from time to time determine.

Section 5.5 Chief Financial Officer. The Chief Financial Officer shall exercise all the powers and perform the duties of the office of the chief financial officer and in general have overall supervision of the financial operations of the Corporation. The Chief Financial Officer shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as the Board of Directors or the President may from time to time determine.

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Section 5.6 Vice Presidents. Each Vice President shall have such powers and duties as shall be prescribed by his or her superior officer, or the President. A Vice President shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as the Board of Directors, the President or another duly authorized officer may from time to time determine.

Section 5.7 Treasurer. The Treasurer shall supervise and be responsible for all the funds and securities of the Corporation, the deposit of all moneys and other valuables to the credit of the Corporation in depositories of the Corporation, borrowings and compliance with the provisions of all indentures, agreements and instruments governing such borrowings to which the Corporation is a party, the disbursement of funds of the Corporation and the investment of its funds, and in general shall perform all of the duties incident to the office of the Treasurer. The Treasurer shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as the Board of Directors, the President or the Chief Financial Officer may from time to time determine.

Section 5.8 Secretary. The powers and duties of the Secretary are: (i) to act as Secretary at all meetings of the Board of Directors, of the committees of the Board of Directors and of the stockholders and to record the proceedings of such meetings in a book or books to be kept for that purpose; (ii) to see that all notices required to be given by the Corporation are duly given and served; (iii) to act as custodian of the seal of the Corporation and affix the seal or cause it to be affixed to all certificates of stock of the Corporation and to all documents, the execution of which on behalf of the Corporation under its seal is duly authorized in accordance with the provisions of these Bylaws; (iv) to have charge of the books, records and papers of the Corporation and see that the reports, statements and other documents required by law to be kept and filed are properly kept and filed; and (v) to perform all of the duties incident to the office of Secretary. The Secretary shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as the Board of Directors or the President may from time to time determine.

Section 5.9 Additional Matters. The President and the Chief Financial Officer of the Corporation shall have the authority to designate employees of the Corporation to have the title of Vice President, Assistant Vice President, Assistant Treasurer or Assistant Secretary. Any employee so designated shall have the powers and duties determined by the officer making such designation. The persons upon whom such titles are conferred shall not be deemed officers of the Corporation unless elected by the Board of Directors.

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Section 5.10 Checks; Drafts; Evidences of Indebtedness. From time to time, the Board of Directors shall determine the method, and designate (or authorize officers of the Corporation to designate) the person or persons who shall have authority, to sign or endorse all checks, drafts, other orders for payment of money and notes, bonds, debentures or other evidences of indebtedness that are issued in the name of or payable by the Corporation, and only the persons so authorized shall sign or endorse such instruments.

Section 5.11 Corporate Contracts and Instruments; How Executed. Except as otherwise provided in these Bylaws, the Board of Directors may determine the method, and designate (or authorize officers of the Corporation to designate) the person or persons who shall have authority to enter into any contract or execute any instrument in the name of and on behalf of the Corporation. Such authority may be general or confined to specific instances. Unless so authorized, or within the power incident to a person’s office or other position with the Corporation, no person shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

Section 5.12 Signature Authority. Unless otherwise determined by the Board of Directors or otherwise provided by law or these Bylaws, contracts, evidences of indebtedness and other instruments or documents of the Corporation may be executed, signed or endorsed: (i) by the President; or (ii) by the Chief Financial Officer, any Vice President, Treasurer or Secretary, in each case only with regard to such instruments or documents that pertain to or relate to such person’s duties or business functions.

Section 5.13 Action with Respect to Securities of Other Corporations or Entities. The President or any other officer of the Corporation authorized by the Board of Directors or the President is authorized to vote, represent, and exercise on behalf of the Corporation all rights incident to any and all shares or other equity interests of any other corporation or entity or corporations or entities, standing in the name of the Corporation. The authority herein granted may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by the person having such authority.

Section 5.14 Delegation. The Board of Directors may from time to time delegate the powers or duties of any officer to any other officers or agents, notwithstanding the foregoing provisions of this Article V.

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Article VI
INDEMNIFICATION AND ADVANCEMENT OF EXPENSES

Section 6.1 Right to Indemnification.

(a) Each person who was or is a party or is threatened to be made a party to, or was or is otherwise involved in, any action, suit, arbitration, alternative dispute resolution mechanism, investigation, inquiry, judicial, administrative or legislative hearing, or any other threatened, pending or completed proceeding, whether brought by or in the right of the Corporation or otherwise, including any and all appeals, whether of a civil, criminal, administrative, legislative, investigative or other nature (hereinafter a “proceeding”), by reason of the fact that he or she is or was a director or an officer of the Corporation or while a director or officer of the Corporation is or was serving at the request of the Corporation as a director, officer, employee, agent or trustee of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an “indemnitee”), or by reason of anything done or not done by him or her in any such capacity, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended, against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes, penalties and amounts paid in settlement by or on behalf of the indemnitee) actually and reasonably incurred by such indemnitee in connection therewith, all on the terms and conditions set forth in these Bylaws; provided, however, that, except as otherwise required by law or provided in Section 6.3 with respect to suits to enforce rights under this Article VI, the Corporation shall indemnify any such indemnitee in connection with a proceeding, or part thereof, voluntarily initiated by such indemnitee (including claims and counterclaims, whether such counterclaims are asserted by: (i) such indemnitee; or (ii) the Corporation in a proceeding initiated by such indemnitee) only if such proceeding, or part thereof, was authorized or ratified by the Board of Directors.

(b) To receive indemnification under this Section 6.1, an indemnitee shall submit a written request to the Secretary of the Corporation. Such request shall include documentation or information that is necessary to determine the entitlement of the indemnitee to indemnification and that is reasonably available to the indemnitee. Upon receipt by the Secretary of the Corporation of such a written request, the entitlement of the indemnitee to indemnification shall be determined by the following person or persons who shall be empowered to make such determination, as selected by the Board of Directors (except with respect to clause (v) of this Section 6.1(b)): (i) the Board of Directors by a majority vote of the directors who are not parties to such proceeding, whether or not such majority constitutes a quorum; (ii) a committee of such directors designated by a majority vote of such directors, whether or not such majority constitutes a quorum; (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion to the Board of Directors, a copy of which shall be delivered to the indemnitee; or (iv) the stockholders of the Corporation; or (v) in the event that a change of control (as defined below) has occurred, by independent legal counsel in a written opinion to the Board of Directors, a copy of which shall be delivered to the indemnitee. The determination of entitlement to indemnification shall be made and, unless a contrary determination is made, such indemnification shall be paid in full by the Corporation not later than 60 days after receipt by the Secretary of the Corporation of a written request for indemnification. For purposes of this Section 6.1(b), a “change of control” will be deemed to have occurred if, with respect to any particular 24-month period, the individuals who, at the beginning of such 24-month period, constituted the Board of Directors (the “incumbent board”), cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that any individual becoming a director subsequent to the beginning of such 24-month period whose election, or nomination for election by the stockholders of the Corporation, was approved by a vote of at least a majority of the directors then comprising the incumbent board shall be considered as though such individual were a member of the incumbent board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board of Directors.

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Section 6.2 Right to Advancement of Expenses.

(a) In addition to the right to indemnification conferred in Section 6.1, an indemnitee shall, to the fullest extent permitted by law, also have the right to be paid by the Corporation the expenses (including attorneys’ fees) incurred in defending any proceeding in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that an advancement of expenses shall be made only upon delivery to the Corporation of an undertaking (hereinafter an “undertaking”), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision of a court of competent jurisdiction from which there is no further right to appeal (hereinafter a “final adjudication”) that such indemnitee is not entitled to be indemnified for such expenses under this Article VI or otherwise.

(b) To receive an advancement of expenses under this Section 6.2, an indemnitee shall submit a written request to the Secretary of the Corporation. Such request shall reasonably evidence the expenses incurred by the indemnitee and shall include or be accompanied by the undertaking required by Section 6.2(a). Each such advancement of expenses shall be made within 20 days after the receipt by the Secretary of the Corporation of a written request for advancement of expenses.

(c) Notwithstanding the foregoing Section 6.2(a), the Corporation shall not make or continue to make advancements of expenses to an indemnitee (except by reason of the fact that the indemnitee is or was a director of the Corporation, in which event this Section 6.2(c) shall not apply) if a determination is reasonably made that the facts known at the time such determination is made demonstrate clearly and convincingly that the indemnitee acted in bad faith or in a manner that the indemnitee did not reasonably believe to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal proceeding, that the indemnitee had reasonable cause to believe his or her conduct was unlawful. Such determination shall be made: (i) by the Board of Directors by a majority vote of directors who are not parties to such proceeding, whether or not such majority constitutes a quorum; (ii) by a committee of such directors designated by a majority vote of such directors, whether or not such majority constitutes a quorum; or (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion to the Board of Directors, a copy of which shall be delivered to the indemnitee.

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Section 6.3 Right of Indemnitee to Bring Suit. If a request for indemnification under Section 6.1 is not paid in full by the Corporation within 60 days, or if a request for an advancement of expenses under Section 6.2 is not paid in full by the Corporation within 20 days, after a written request has been received by the Secretary of the Corporation, the indemnitee may at any time thereafter bring suit against the Corporation in a court of competent jurisdiction in the State of Delaware seeking an adjudication of entitlement to such indemnification or advancement of expenses. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit to the fullest extent permitted by law. In any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that the indemnitee has not met any applicable standard of conduct for indemnification set forth in the DGCL. Further, in any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that the indemnitee has not met any applicable standard of conduct for indemnification set forth in the DGCL. Neither the failure of the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under applicable law, this Article VI or otherwise shall be on the Corporation.

Section 6.4 Non-Exclusivity of Rights. The rights to indemnification and to the advancement of expenses conferred in this Article VI shall not be exclusive of any other right which any person may have or hereafter acquire under any law, agreement, vote of stockholders or disinterested directors, provisions of a certificate of incorporation or bylaws, or otherwise.

Section 6.5 Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.

Section 6.6 Indemnification of Employees and Agents of the Corporation. The Corporation may, to the extent and in the manner permitted by law, and to the extent authorized from time to time, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation.

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Section 6.7 Nature of Rights. The rights conferred upon indemnitees in this Article VI shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director or officer and shall inure to the benefit of the indemnitee’s heirs, executors and administrators. Any amendment, alteration or repeal of this Article VI that adversely affects any right of an indemnitee or its successors shall be prospective only and shall not limit or eliminate any such right with respect to any proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to such amendment, alteration or repeal.

Section 6.8 Settlement of Claims. Notwithstanding anything in this Article VI to the contrary, the Corporation shall not be liable to indemnify any indemnitee under this Article VI for any amounts paid in settlement of any proceeding effected without the Corporation’s written consent, which consent shall not be unreasonably withheld.

Section 6.9 Subrogation. In the event of payment under this Article VI, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the indemnitee (excluding insurance obtained on the indemnitee’s own behalf), and the indemnitee shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Corporation effectively to bring suit to enforce such rights.

Section 6.10 Miscellaneous. If any provision or provisions of this Article VI shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law: (a) the validity, legality and enforceability of such provision in any other circumstance and of the remaining provisions of this Article VI (including, without limitation, all portions of any paragraph of this Article VI containing any such provision held to be invalid, illegal or unenforceable, that are not by themselves invalid, illegal or unenforceable) and the application of such provision to other persons or entities or circumstances shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Article VI (including, without limitation, all portions of any paragraph of this Article VI containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent of the parties that the Corporation provide protection to the indemnitee to the fullest extent set forth in this Article VI. Any reference to an officer of the Corporation in this Article VI shall be deemed to refer exclusively to the President, the Chief Financial Officer, the Treasurer, the Secretary, or an Assistant Treasurer or Assistant Secretary appointed pursuant to Article V of these Bylaws, and any reference to an officer of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise shall be deemed to refer exclusively to an officer appointed by the board of directors (or equivalent governing body) of such other entity pursuant to the certificate of incorporation and the bylaws (or equivalent organizational documents) of such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise. The fact that any person who is or was an employee of the Corporation or an employee of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise has been given or has used the title of “vice president” or any other title that could be construed to suggest or imply that such person is or may be an officer of the Corporation or of such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise shall not result in such person being constituted as, or being deemed to be, an officer of the Corporation or of such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise for purposes of this Article VI.

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Article VII
CAPITAL STOCK

Section 7.1 Certificates of Stock. The shares of the Corporation shall be represented by certificates; provided, however, that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Every holder of stock represented by certificates shall be entitled to have a certificate signed by or in the name of the Corporation by any two authorized officers of the Corporation, including, without limitation, the President, the Chief Financial Officer, the Treasurer, the Secretary, or an Assistant Treasurer or Assistant Secretary, of the Corporation certifying the number of shares owned by such holder in the Corporation. Any or all such signatures may be facsimiles. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

Section 7.2 Special Designation on Certificates. If the Corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the DGCL, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Within a reasonable time after the issuance or transfer of uncertificated stock, the registered owner thereof shall be given a notice, in writing or by electronic transmission, containing the information required to be set forth or stated on certificates pursuant to this Section 7.2 or Sections 151, 156, 202(a) or 218(a) of the DGCL or with respect to this Section 7.2 and Section 151 of the DGCL a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Except as otherwise expressly provided by law, the rights and obligations of the holders of uncertificated stock and the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.

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Section 7.3 Transfers of Stock. Transfers of shares of stock of the Corporation shall be made only on the books of the Corporation upon authorization by the registered holder thereof or by such holder’s attorney thereunto authorized by a power of attorney duly executed and filed with the Secretary of the Corporation or a transfer agent for such stock, and if such shares are represented by a certificate, upon surrender of the certificate or certificates for such shares properly endorsed or accompanied by a duly executed stock transfer power and the payment of any taxes thereon; provided, however, that the Corporation shall be entitled to recognize and enforce any lawful restriction on transfer. Transfers may also be made in any manner authorized by the Corporation (or its authorized transfer agent) and permitted by Section 224 of the DGCL.

Section 7.4 Lost Certificates. The Corporation may issue a new share certificate or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate or the owner’s legal representative to give the Corporation a bond (or other adequate security) sufficient to indemnify it against any claim that may be made against it (including any expense or liability) on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares. The Board of Directors may adopt such other provisions and restrictions with reference to lost certificates, not inconsistent with applicable law, as it shall in its discretion deem appropriate.

Section 7.5 Registered Stockholders. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise required by law.

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Section 7.6 Record Date for Determining Stockholders.

(a) In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjourned meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall, unless otherwise required by law, not be more than 60 nor less than 10 days before the date of such meeting. If the Board of Directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjourned meeting; provided, however, that the Board of Directors may fix a new record date for the determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance herewith at the adjourned meeting.

(b) In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than 60 days prior to such action. If no such record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

(c) Unless otherwise restricted by the Certificate of Incorporation (including any Preferred Stock Designation), in order that the Corporation may determine the stockholders entitled to express consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action of the Board of Directors is required by law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken was delivered to the Corporation in accordance with Section 2.11. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, if prior action by the Board of Directors is required by law, shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

Section 7.7 Regulations. To the extent permitted by applicable law, the Board of Directors may make such additional rules and regulations as it may deem expedient concerning the issue, transfer and registration of shares of stock of the Corporation.

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Section 7.8 Waiver of Notice. Whenever notice is required to be given under any provision of the DGCL or the Certificate of Incorporation or these Bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, the Board of Directors or a committee of the Board of Directors need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the Certificate of Incorporation or these Bylaws.

Article VIII
GENERAL MATTERS

Section 8.1 Fiscal Year. The fiscal year of the Corporation shall begin on the first day of January of each year and end on the last day of December of the same year, or shall extend for such other 12 consecutive months as the Board of Directors may designate.

Section 8.2 Corporate Seal. The Board of Directors may provide a suitable seal, containing the name of the Corporation, which seal shall be in the charge of the Secretary of the Corporation. If and when so directed by the Board of Directors or a committee thereof, duplicates of the seal may be kept and used by the Treasurer or by an Assistant Secretary or Assistant Treasurer.

Section 8.3 Reliance Upon Books, Reports and Records. Each director and each member of any committee designated by the Board of Directors shall, in the performance of his or her duties, be fully protected in relying in good faith upon the books of account or other records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, or committees of the Board of Directors so designated, or by any other person as to matters which such director or committee member reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

Section 8.4 Subject to Law and Certificate of Incorporation. All powers, duties and responsibilities provided for in these Bylaws, whether or not explicitly so qualified, are qualified by the Certificate of Incorporation (including any Preferred Stock Designation) and applicable law.

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Article IX
AMENDMENTS

Section 9.1 Amendments. In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, but subject to the terms of any series of Preferred Stock then outstanding, the Board of Directors is expressly authorized to adopt, amend or repeal these Bylaws. Except as otherwise provided in the Certificate of Incorporation (including the terms of any Preferred Stock Designation that require an additional vote) or these Bylaws, and in addition to any requirements of law, the affirmative vote of at least a majority of the voting power of the stock outstanding and entitled to vote thereon, voting together as a single class, shall be required for the stockholders to adopt, amend or repeal, or adopt any provision inconsistent with, any provision of these Bylaws.

The foregoing Bylaws were adopted by the Board of Directors on ___________, ____.

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APPENDIX B-1

CERTIFICATE OF INCORPORATION

OF

ONCOCYTE DELAWARE

CERTIFICATE OF INCORPORATION

OF

ONCOCYTE CORPORATION
(a Delaware corporation)

Article I
NAME

The name of the corporation is Oncocyte Corporation (the “Corporation”).

Article II
AGENT

The address of the Corporation’s registered office in the State of Delaware is 251 Little Falls Drive, Wilmington, New Castle County, Delaware 19808. The name of its registered agent at such address is Corporation Service Company.

Article III
PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “DGCL”).

Article IV
STOCK

Section 4.1 Authorized Stock. The total number of shares which the Corporation shall have authority to issue is 90,000,000, of which 85,000,000 shall be designated as Common Stock, par value $0.0001 per share (the “Common Stock”), and 5,000,000 shall be designated as Preferred Stock, par value $0.0001 per share (the “Preferred Stock”).

Section 4.2 Common Stock.

(a) Each holder of Common Stock, as such, shall be entitled to one vote for each share of Common Stock held of record by such holder on all matters on which stockholders generally are entitled to vote; provided, however, that, except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Certificate of Incorporation, including any certificate of designations relating to any series of Preferred Stock (each hereinafter referred to as a “Preferred Stock Designation”), that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation (including any Preferred Stock Designation).

(b) Dividends. Subject to the rights of the holders of any outstanding series of Preferred Stock, the holders of shares of Common Stock shall be entitled to receive dividends to the extent permitted by law when, as and if declared by the Board of Directors.

(c) Liquidation. Upon the dissolution, liquidation or winding up of the Corporation, subject to the rights of the holders of any outstanding series of Preferred Stock, the holders of shares of Common Stock shall be entitled to receive the assets of the Corporation available for distribution to its stockholders ratably in proportion to the number of shares held by them.

Section 4.3 Preferred Stock. The Preferred Stock may be issued from time to time in one or more series. Subject to limitations prescribed by law, the provisions of this Article IV and any Preferred Stock Designation, the Board of Directors is hereby authorized (by resolution and by causing the filing of a Preferred Stock Designation): (i) to provide for the issuance of the shares of Preferred Stock in one or more series, (ii) to establish from time to time the number of shares to be included in each such series, and (iii) to fix the designations, powers, preferences, and relative, participating, optional or other rights, if any, and the qualifications, limitations or restrictions, if any, of the shares of each such series.

Section 4.4 No Class Vote on Changes in Authorized Number of Shares of Stock. Subject to the rights of the holders of any outstanding series of Preferred Stock, the number of authorized shares of Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of at least a majority of the voting power of the stock outstanding and entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the DGCL (or any successor provision thereto), and no vote of the holders of either the Preferred Stock or the Common Stock voting separately as a class shall be required therefor.

Article V
BOARD OF DIRECTORS

Section 5.1 Number. Except as otherwise provided for or fixed pursuant to the provisions of Article IV hereof (including any Preferred Stock Designation), the Board of Directors shall consist of such number of directors as shall be determined from time to time solely by resolution adopted by the affirmative vote of a majority of the total number of directors then authorized.

Section 5.2 Vacancies and Newly Created Directorships; Removal.

(a) Subject to the rights of the holders of any outstanding series of Preferred Stock, and unless otherwise required by law, newly created directorships resulting from any increase in the authorized number of directors and any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filled solely by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors, or by the sole remaining director. Any director so chosen shall hold office until the next election of directors and until his or her successor shall have been duly elected and qualified. No decrease in the authorized number of directors shall shorten the term of any incumbent director.

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(b) Except for such additional directors, if any, as are elected by the holders of any series of Preferred Stock as provided for or fixed pursuant to the provisions of Article IV hereof (including any Preferred Stock Designation), any director, or the entire Board of Directors, may be removed, with or without cause, by the affirmative vote of at least a majority of the voting power of the stock outstanding and entitled to vote thereon.

(c) During any period when the holders of any series of Preferred Stock have the right to elect additional directors as provided for or fixed pursuant to the provisions of Article IV hereof (including any Preferred Stock Designation) (such directors, the “Preferred Stock Directors”), and upon commencement and for the duration of the period during which such right continues: (i) the then otherwise total authorized number of directors of the Corporation shall automatically be increased by such number of directors that the holders of any series of Preferred Stock have a right to elect, and the holders of such Preferred Stock shall be entitled to elect the additional directors so provided for or fixed pursuant to said provisions; and (ii) each Preferred Stock Director shall serve until such Preferred Stock Director’s successor shall have been duly elected and qualified, or until such director’s right to hold such office terminates pursuant to said provisions, whichever occurs earlier, subject to his or her earlier death, disqualification, resignation or removal. Except as otherwise provided for or fixed pursuant to the provisions of Article IV hereof (including any Preferred Stock Designation), in case any vacancy shall occur among the Preferred Stock Directors, a successor may be elected by the holders of Preferred Stock pursuant to said provisions. Except as otherwise provided for or fixed pursuant to the provisions of Article IV hereof (including any Preferred Stock Designation), whenever the holders of any series of Preferred Stock having such right to elect additional directors are divested of such right pursuant to said provisions, the terms of office of all such Preferred Stock Directors elected by the holders of such Preferred Stock, or elected to fill any vacancies resulting from the death, disqualification, resignation, or removal of such additional directors, shall forthwith terminate (in which case such person shall cease to be qualified as a director and shall cease to be a director) and the total authorized number of directors of the Corporation shall be automatically reduced accordingly.

Section 5.3 Powers. Except as otherwise required by the DGCL or as provided in this Certificate of Incorporation (including any Preferred Stock Designation), the business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

Section 5.4 Election; Annual Meeting of Stockholders.

(a) Ballot Not Required. The directors of the Corporation need not be elected by written ballot unless the Bylaws of the Corporation so provide.

(b) Notice. Advance notice of nominations for the election of directors, and of business other than nominations, to be proposed by stockholders for consideration at a meeting of stockholders of the Corporation shall be given in the manner and to the extent provided in or contemplated by the Bylaws of the Corporation.

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(c) Annual Meeting. The annual meeting of stockholders, for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, shall be held at such place, if any, either within or without the State of Delaware, on such date, and at such time as the Board of Directors shall fix.

Article VI
STOCKHOLDER ACTION

Except as otherwise provided for or fixed with respect to actions required or permitted to be taken solely by holders of Preferred Stock pursuant to the provisions of this Article VI (including any Preferred Stock Designation), any action required or permitted to be taken by the stockholders of the Corporation may be effected by consent of stockholders in lieu of a meeting of stockholders delivered in accordance with applicable law; provided, however, that any such action involving a stockholder that has any interest in the transaction that is different from, or in addition to, the interests of the stockholders generally may only be effected pursuant to this Article VI by the affirmative consent of disinterested stockholders representing at least a majority of the outstanding stock entitled to vote thereon; provided, further, that no action shall be effected by written consent in lieu of a meeting if such action addresses substantially the same subject matter (a “Similar Item”) as an item or items that were presented at an annual or special meeting of stockholders that was held not more than twelve (12) months before the effective date of such action. For purposes of this Article VI, the nomination, election or removal of directors shall be deemed to be a Similar Item with respect to all actions involving the nomination, election or removal of directors, changing the size of the Board of Directors and filling of vacancies and/or newly created directorships resulting from any increase in the authorized number of directors.

Article VII
SPECIAL MEETINGS OF STOCKHOLDERS

Except as otherwise provided for or fixed pursuant to the provisions of Article IV hereof (including any Preferred Stock Designation), a special meeting of the stockholders of the Corporation may be called at any time by the Board of Directors.

Article VIII
INAPPLICABILITY OF SECTION 203

The Corporation hereby expressly elects that it shall not be governed by, or otherwise subject to, Section 203 of the DGCL.

Article IX
EXISTENCE

The Corporation shall have perpetual existence.

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Article X
AMENDMENT

Section 10.1 Amendment of Certificate of Incorporation. The Corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in this Certificate of Incorporation (including any Preferred Stock Designation), and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by the laws of the State of Delaware, and all powers, preferences and rights of any nature conferred upon stockholders, directors or any other persons by and pursuant to this Certificate of Incorporation (including any Preferred Stock Designation) in its present form or as hereafter amended are granted subject to this reservation.

Section 10.2 Amendment of Bylaws. In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, but subject to the terms of any series of Preferred Stock then outstanding, the Board of Directors is expressly authorized to adopt, amend or repeal the Bylaws of the Corporation. Except as otherwise provided in this Certificate of Incorporation (including the terms of any Preferred Stock Designation that require an additional vote) or the Bylaws of the Corporation, and in addition to any requirements of law, the affirmative vote of at least a majority of the voting power of the stock outstanding and entitled to vote thereon, voting together as a single class, shall be required for the stockholders to adopt, amend or repeal, or adopt any provision inconsistent with, any provision of the Bylaws of the Corporation.

Article XI
LIABILITY OF DIRECTORS

Section 11.1 No Personal Liability. To the fullest extent permitted by the DGCL as the same exists or as may hereafter be amended, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

Section 11.2 Amendment or Repeal. Any amendment, alteration or repeal of this Article XI that adversely affects any right of a director shall be prospective only and shall not limit or eliminate any such right with respect to any proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to such amendment, alteration or repeal.

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Article XII
FORUM FOR ADJUDICATION OF DISPUTES

Section 12.1 Forum. Unless the Corporation consents in its sole and absolute discretion (in writing) to the selection of an alternative forum, (a) (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer, other employee or stockholder of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the DGCL, this Certificate of Incorporation or the Bylaws or as to which the DGCL confers jurisdiction on the Court of Chancery of the State of Delaware or (iv) any action asserting a claim governed by the internal affairs doctrine of the law of the State of Delaware shall, to the fullest extent permitted by law, be exclusively brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, the federal district court of the State of Delaware; and (b) the federal district courts of the United States shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended. To the fullest extent permitted by law, any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XII.

Section 12.2 Enforceability. If any provision of this Article XII shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provision in any other circumstance and of the remaining provisions of this Article XII (including, without limitation, each portion of any sentence of this Article XII containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities or circumstances shall not in any way be affected or impaired thereby.

Article XIII
Incorporator

The name and mailing address of the incorporator are as follows:

Boris Belkin

c/o Akin Gump Strauss Hauer & Feld LLP

One Bryant Park

New York, NY 10018

[The remainder of this page has been intentionally left blank.]

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I, the undersigned, as the sole incorporator of the Company, have signed this Certificate of Incorporation on ________, 2020.

By:	/s/Boris Belkin
Boris Belkin
Incorporator

APPENDIX B-2

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

ONCOCYTE DELAWARE

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION

OF

ONCOCYTE CORPORATION
(a Delaware corporation)

Article I
NAME

The name of the corporation is Oncocyte Corporation (the “Corporation”).

Article II
AGENT

The address of the Corporation’s registered office in the State of Delaware is 251 Little Falls Drive, Wilmington, New Castle County, Delaware 19808. The name of its registered agent at such address is Corporation Service Company.

Article III
PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “DGCL”).

Article IV
STOCK

Section 4.1 Authorized Stock. The total number of shares which the Corporation shall have authority to issue is 155,000,000, of which 150,000,000 shall be designated as Common Stock, par value $0.0001 per share (the “Common Stock”), and 5,000,000 shall be designated as Preferred Stock, par value $0.0001 per share (the “Preferred Stock”).

Section 4.2 Common Stock.

(a) Each holder of Common Stock, as such, shall be entitled to one vote for each share of Common Stock held of record by such holder on all matters on which stockholders generally are entitled to vote; provided, however, that, except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Certificate of Incorporation, including any certificate of designations relating to any series of Preferred Stock (each hereinafter referred to as a “Preferred Stock Designation”), that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation (including any Preferred Stock Designation).

(b) Dividends. Subject to the rights of the holders of any outstanding series of Preferred Stock, the holders of shares of Common Stock shall be entitled to receive dividends to the extent permitted by law when, as and if declared by the Board of Directors.

(c) Liquidation. Upon the dissolution, liquidation or winding up of the Corporation, subject to the rights of the holders of any outstanding series of Preferred Stock, the holders of shares of Common Stock shall be entitled to receive the assets of the Corporation available for distribution to its stockholders ratably in proportion to the number of shares held by them.

Section 4.3 Preferred Stock. The Preferred Stock may be issued from time to time in one or more series. Subject to limitations prescribed by law, the provisions of this Article IV and any Preferred Stock Designation, the Board of Directors is hereby authorized (by resolution and by causing the filing of a Preferred Stock Designation): (i) to provide for the issuance of the shares of Preferred Stock in one or more series, (ii) to establish from time to time the number of shares to be included in each such series, and (iii) to fix the designations, powers, preferences, and relative, participating, optional or other rights, if any, and the qualifications, limitations or restrictions, if any, of the shares of each such series.

Section 4.4 No Class Vote on Changes in Authorized Number of Shares of Stock. Subject to the rights of the holders of any outstanding series of Preferred Stock, the number of authorized shares of Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of at least a majority of the voting power of the stock outstanding and entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the DGCL (or any successor provision thereto), and no vote of the holders of either the Preferred Stock or the Common Stock voting separately as a class shall be required therefor.

Article V
BOARD OF DIRECTORS

Section 5.1 Number. Except as otherwise provided for or fixed pursuant to the provisions of Article IV hereof (including any Preferred Stock Designation), the Board of Directors shall consist of such number of directors as shall be determined from time to time solely by resolution adopted by the affirmative vote of a majority of the total number of directors then authorized.

Section 5.2 Vacancies and Newly Created Directorships; Removal.

(a) Subject to the rights of the holders of any outstanding series of Preferred Stock, and unless otherwise required by law, newly created directorships resulting from any increase in the authorized number of directors and any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filled solely by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors, or by the sole remaining director. Any director so chosen shall hold office until the next election of directors and until his or her successor shall have been duly elected and qualified. No decrease in the authorized number of directors shall shorten the term of any incumbent director.

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(b) Except for such additional directors, if any, as are elected by the holders of any series of Preferred Stock as provided for or fixed pursuant to the provisions of Article IV hereof (including any Preferred Stock Designation), any director, or the entire Board of Directors, may be removed, with or without cause, by the affirmative vote of at least a majority of the voting power of the stock outstanding and entitled to vote thereon.

(c) During any period when the holders of any series of Preferred Stock have the right to elect additional directors as provided for or fixed pursuant to the provisions of Article IV hereof (including any Preferred Stock Designation) (such directors, the “Preferred Stock Directors”), and upon commencement and for the duration of the period during which such right continues: (i) the then otherwise total authorized number of directors of the Corporation shall automatically be increased by such number of directors that the holders of any series of Preferred Stock have a right to elect, and the holders of such Preferred Stock shall be entitled to elect the additional directors so provided for or fixed pursuant to said provisions; and (ii) each Preferred Stock Director shall serve until such Preferred Stock Director’s successor shall have been duly elected and qualified, or until such director’s right to hold such office terminates pursuant to said provisions, whichever occurs earlier, subject to his or her earlier death, disqualification, resignation or removal. Except as otherwise provided for or fixed pursuant to the provisions of Article IV hereof (including any Preferred Stock Designation), in case any vacancy shall occur among the Preferred Stock Directors, a successor may be elected by the holders of Preferred Stock pursuant to said provisions. Except as otherwise provided for or fixed pursuant to the provisions of Article IV hereof (including any Preferred Stock Designation), whenever the holders of any series of Preferred Stock having such right to elect additional directors are divested of such right pursuant to said provisions, the terms of office of all such Preferred Stock Directors elected by the holders of such Preferred Stock, or elected to fill any vacancies resulting from the death, disqualification, resignation, or removal of such additional directors, shall forthwith terminate (in which case such person shall cease to be qualified as a director and shall cease to be a director) and the total authorized number of directors of the Corporation shall be automatically reduced accordingly.

Section 5.3 Powers. Except as otherwise required by the DGCL or as provided in this Certificate of Incorporation (including any Preferred Stock Designation), the business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

Section 5.4 Election; Annual Meeting of Stockholders.

(a) Ballot Not Required. The directors of the Corporation need not be elected by written ballot unless the Bylaws of the Corporation so provide.

(b) Notice. Advance notice of nominations for the election of directors, and of business other than nominations, to be proposed by stockholders for consideration at a meeting of stockholders of the Corporation shall be given in the manner and to the extent provided in or contemplated by the Bylaws of the Corporation.

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(c) Annual Meeting. The annual meeting of stockholders, for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, shall be held at such place, if any, either within or without the State of Delaware, on such date, and at such time as the Board of Directors shall fix.

Article VI
STOCKHOLDER ACTION

Except as otherwise provided for or fixed with respect to actions required or permitted to be taken solely by holders of Preferred Stock pursuant to the provisions of this Article VI (including any Preferred Stock Designation), any action required or permitted to be taken by the stockholders of the Corporation may be effected by consent of stockholders in lieu of a meeting of stockholders delivered in accordance with applicable law; provided, however, that any such action involving a stockholder that has any interest in the transaction that is different from, or in addition to, the interests of the stockholders generally may only be effected pursuant to this Article VI by the affirmative consent of disinterested stockholders representing at least a majority of the outstanding stock entitled to vote thereon; provided, further, that no action shall be effected by written consent in lieu of a meeting if such action addresses substantially the same subject matter (a “Similar Item”) as an item or items that were presented at an annual or special meeting of stockholders that was held not more than twelve (12) months before the effective date of such action. For purposes of this Article VI, the nomination, election or removal of directors shall be deemed to be a Similar Item with respect to all actions involving the nomination, election or removal of directors, changing the size of the Board of Directors and filling of vacancies and/or newly created directorships resulting from any increase in the authorized number of directors.

Article VII
SPECIAL MEETINGS OF STOCKHOLDERS

Except as otherwise provided for or fixed pursuant to the provisions of Article IV hereof (including any Preferred Stock Designation), a special meeting of the stockholders of the Corporation may be called at any time by the Board of Directors.

Article VIII
INAPPLICABILITY OF SECTION 203

The Corporation hereby expressly elects that it shall not be governed by, or otherwise subject to, Section 203 of the DGCL.

Article IX
EXISTENCE

The Corporation shall have perpetual existence.

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Article X
AMENDMENT

Section 10.1 Amendment of Certificate of Incorporation. The Corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in this Certificate of Incorporation (including any Preferred Stock Designation), and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by the laws of the State of Delaware, and all powers, preferences and rights of any nature conferred upon stockholders, directors or any other persons by and pursuant to this Certificate of Incorporation (including any Preferred Stock Designation) in its present form or as hereafter amended are granted subject to this reservation.

Section 10.2 Amendment of Bylaws. In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, but subject to the terms of any series of Preferred Stock then outstanding, the Board of Directors is expressly authorized to adopt, amend or repeal the Bylaws of the Corporation. Except as otherwise provided in this Certificate of Incorporation (including the terms of any Preferred Stock Designation that require an additional vote) or the Bylaws of the Corporation, and in addition to any requirements of law, the affirmative vote of at least a majority of the voting power of the stock outstanding and entitled to vote thereon, voting together as a single class, shall be required for the stockholders to adopt, amend or repeal, or adopt any provision inconsistent with, any provision of the Bylaws of the Corporation.

Article XI
LIABILITY OF DIRECTORS

Section 11.1 No Personal Liability. To the fullest extent permitted by the DGCL as the same exists or as may hereafter be amended, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

Section 11.2 Amendment or Repeal. Any amendment, alteration or repeal of this Article XI that adversely affects any right of a director shall be prospective only and shall not limit or eliminate any such right with respect to any proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to such amendment, alteration or repeal.

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Article XII
FORUM FOR ADJUDICATION OF DISPUTES

Section 12.1 Forum. Unless the Corporation consents in its sole and absolute discretion (in writing) to the selection of an alternative forum, (a) (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer, other employee or stockholder of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the DGCL, this Certificate of Incorporation or the Bylaws or as to which the DGCL confers jurisdiction on the Court of Chancery of the State of Delaware or (iv) any action asserting a claim governed by the internal affairs doctrine of the law of the State of Delaware shall, to the fullest extent permitted by law, be exclusively brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, the federal district court of the State of Delaware; and (b) the federal district courts of the United States shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended. To the fullest extent permitted by law, any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XII.

Section 12.2 Enforceability. If any provision of this Article XII shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provision in any other circumstance and of the remaining provisions of this Article XII (including, without limitation, each portion of any sentence of this Article XII containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities or circumstances shall not in any way be affected or impaired thereby.

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IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Certificate of Incorporation to be signed by ____________, its ____________ this ___ day of ___, 2020.

ONCOCYTE CORPORATION

By:
Name:
Title:

APPENDIX C

BYLAWS

OF

ONCOCYTE DELAWARE

BYLAWS

OF

ONCOCYTE CORPORATION

(the “Corporation”)

(a Delaware corporation)

Article I

CORPORATE OFFICES

Section 1.1 Registered Office. The registered office of the Corporation shall be fixed in the Certificate of Incorporation of the Corporation.

Section 1.2 Other Offices. The Corporation may also have an office or offices, and keep the books and records of the Corporation, except as otherwise required by law, at such other place or places, either within or without the State of Delaware, as the Corporation may from time to time determine.

Article II

MEETINGS OF STOCKHOLDERS

Section 2.1 Annual Meeting. The annual meeting of stockholders, for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, shall be held at such place, if any, either within or without the State of Delaware, on such date, and at such time as the Board of Directors shall fix. The Board of Directors may postpone, reschedule or cancel any annual meeting of stockholders previously scheduled by the Board of Directors.

Section 2.2 Special Meetings.

(a) Except as otherwise required by law, and except as otherwise provided for or fixed pursuant to the Certificate of Incorporation, including any certificate of designations relating to any series of Preferred Stock (each hereinafter referred to as a “Preferred Stock Designation”), a special meeting of the stockholders of the Corporation: (i) may be called at any time by the Board of Directors; and (ii) shall be called by the Chairman of the Board of Directors or the Secretary of the Corporation upon the written request or requests of one or more stockholders of record that, on the date and time a request is delivered (the “Request Date”): (x) own shares representing at least 10% (the “Requisite Percentage”) of the voting power of the stock outstanding and entitled to vote on the matter or matters to be brought before the proposed special meeting; and (y) comply with the procedures for calling a special meeting of stockholders as set forth in this Section 2.2 and all other applicable sections of the Bylaws (a “Stockholder Requested Special Meeting”). Except as otherwise required by law, and except as otherwise provided for or fixed pursuant to the Certificate of Incorporation (including any Preferred Stock Designation), special meetings of the stockholders of the Corporation may not be called by any other person or persons. Written notice of a special meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called shall be given in accordance with Section 2.3, and only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. The Board of Directors may postpone, reschedule, or cancel any special meeting of stockholders previously scheduled by the Board of Directors.

(b) Stockholder Requested Special Meetings.

(i) A request for a Stockholder Requested Special Meeting must be signed by the holders of the Requisite Percentage (or their duly authorized agents) and be delivered to the Secretary at the principal executive offices of the Corporation by registered mail, return receipt requested or by a nationally recognized private overnight courier service, return receipt requested.

(ii) To be in proper form and valid, a request for a Stockholder Requested Special Meeting shall (A) set forth a statement of the specific purpose or purposes of the meeting and the matters proposed to be acted on at such special meeting (including the text of any resolutions proposed for consideration and, if such business includes a proposal to amend the Bylaws, the language of the proposed amendment), (B) bear the date of signature of each stockholder (or duly authorized agent) signing the request, (C) set forth (w) the name and address, as they appear in the Corporation’s books, of each stockholder signing such request (or on whose behalf the request is signed), (x) the number of shares of stock held of record or benefically owned by such stockholder, (y) include documentary evidence that the stockholders signing the request held the Requisite Percentage as of the Request Date, provided that if any of the stockholders are not the beneficial owners of the shares representing the Requisite Percentage, then to be valid, the request must also include documentary evidence (or, if not simultaneously provided with the request, such documentary evidence must be delivered to the Secretary within ten (10) days after the Request Date) that the beneficial owners on whose behalf the request is made held, together with any requesting stockholders who are beneficial owners, the Requisite Percentage as of the Request Date, and (z) a certification from the stockholder submitting the request that the stockholders signing the request in the aggregate satisfy the Requisite Percentage, (D) describe any material interest of each such stockholder in the specific purpose or purposes of the meeting, (E) contain any other information that would be required to be provided by a stockholder seeking to nominate directors or bring an item of business before an annual meeting of stockholders pursuant to Section 2.10 of these Bylaws, (F) provide a representation by each stockholder signing the request that (x) the stockholder, as of the date of such request, is, and through the date such Stockholder Requested Special Meeting is held, continuously will be, a holder of record of the number of shares of stock of the Corporation that is attributed to such stockholder in its request and such stockholder intends to appear in person or by proxy at the Stockholder Requested Special Meeting, and (y) the beneficial owner(s) on whose behalf the stockholder is making such request, if any, as of the date of such request, beneficially owns and, through the date such Stockholder Requested Special Meeting is held, continuously will beneficially own, the number of shares of stock of the Corporation that is attributed to such beneficial owner(s) in the stockholder’s request and such beneficial owner(s) intends to appear in person or by proxy at the Stockholder Requested Special Meeting, and (G) include an agreement by each stockholder signing the request to notify the Corporation promptly in the case of any disposition before the date of the Stockholder Requested Special Meeting of shares of stock of the Corporation owned of record or beneficially owned by such stockholder or beneficial owner, as applicable, and an acknowledgment that any such disposition shall be deemed a revocation of such special meeting request to the extent of such disposition, such that the number of shares disposed of shall not be included in determining whether the Requisite Percentage has been reached. In addition, the stockholder and any duly authorized agent shall promptly provide any other information reasonably requested by the Corporation.

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(iii) The Corporation will provide the requesting stockholders with notice of the record date for the determination of stockholders entitled to vote at the Stockholder Requested Special Meeting. Each requesting stockholder is required to update the notice delivered pursuant to this Section 2.2(b) not later than ten (10) business days after such record date to provide any material changes in the foregoing information as of such record date and, with respect to the information required under clause (C)(y) of the previous paragraph, also as of a date not more than five (5) business days before the scheduled date of the Stockholder Requested Special Meeting as to which the request relates.

(iv) Any requesting stockholder may revoke a request for a special meeting at any time by written revocation delivered to the Secretary at the principal executive offices of the Corporation. If, following such revocation (including any revocation resulting from a disposition of shares) at any time before the date of the Stockholder Requested Special Meeting, the remaining unrevoked requests are from stockholders holding in the aggregate less than the Requisite Percentage, the Board of Directors, in its discretion, may cancel the Stockholder Requested Special Meeting.

(v) Notwithstanding the foregoing, a special meeting request shall not be valid, and neither the Chairman of the Board of Directors nor the Secretary of the Corporation shall be required to call the Stockholder Requested Special Meeting if (A) the request for such special meeting does not comply with this Section 2.2(b), (B) the Board of Directors, the Chairman of the Board of Directors, the President, or the Secretary of the Corporation has called or calls an annual or special meeting of stockholders to be held not later than ninety (90) days after the date on which a valid request has been delivered to the Secretary (the “Delivery Date”) and the Board of Directors determines in good faith that the business of such meeting includes (among any other matters properly brought before the meeting) an identical or substantially similar item of business (a “Similar Item”) specified in the stockholder’s request, (C) the request is received by the Secretary during the period commencing ninety (90) days prior to the first anniversary of the date of the immediately preceding annual meeting and ending on the date of the next annual meeting, (D) if two or more special meetings have been called at the request of stockholders and convened within the 12-month period ending on the Delivery Date, (E) the request contains a Similar Item to an item that was presented at any meeting of stockholders held within one hundred and twenty (120) days prior to the Delivery Date (and, for purposes of this clause (E) the election of directors shall be deemed a “Similar Item” with respect to all items of business involving the election or removal of directors), (F) the request relates to an item of business that is not a proper subject for action by the stockholders of the Corporation under applicable law or (G) the request was made in a manner that involved a violation of Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or other applicable law. The Board of Directors shall determine in good faith whether the requirements set forth in this Section 2.2(b) have been satisfied and such determination shall be binding on the Corporation and its stockholders.

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(vi) If a valid special meeting request has been made, the Stockholder Requested Special Meeting shall be held at such date, time and place as the Board of Directors shall fix.

(vii) Business transacted at any Stockholder Requested Special Meeting shall be limited to the purpose(s) stated in a valid special meeting request for such meeting; provided, however, that nothing herein shall prohibit the Corporation from submitting matters to a vote of the stockholders at any Stockholder Requested Special Meeting.

(viii) If none of the stockholders who submitted the request for a Stockholder Requested Special Meeting appears or sends a qualified representative to present the matters to be presented for consideration that were specified in the special meeting request, the Corporation need not present such matters for a vote at such meeting, notwithstanding that proxies in respect of such matter may have been received by the Corporation.

Section 2.3 Notice of Stockholders’ Meetings.

(a) Whenever stockholders are required or permitted to take any action at a meeting, notice of the place, if any, date, and time of the meeting of stockholders, the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date for determining the stockholders entitled to notice of the meeting), the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting and, if the meeting is to be held solely by means of remote communications, the means for accessing the list of stockholders contemplated by Section 2.5 of these Bylaws, shall be given. The notice shall be given not less than 10 nor more than 60 days before the date on which the meeting is to be held, to each stockholder entitled to vote at such meeting as of the record date for determining the stockholders entitled to notice of the meeting, except as otherwise provided by law, the Certificate of Incorporation (including any Preferred Stock Designation) or these Bylaws. In the case of a special meeting, the purpose or purposes for which the meeting is called also shall be set forth in the notice.

(b) Except as otherwise required by law, notice may be given in writing directed to a stockholder’s mailing address as it appears on the records of the Corporation and shall be given: (i) if mailed, when notice is deposited in the U.S. mail, postage prepaid; and (ii) if delivered by courier service, the earlier of when the notice is received or left at such stockholder’s address.

(c) So long as the Corporation is subject to the rules and regulations promulgated by the U.S. Securities and Exchange Commission (the “SEC Rules”), notice shall be given in the manner required by applicable SEC Rules. To the extent permitted by applicable SEC Rules, notice may be given by electronic transmission directed to the stockholder’s electronic mail address, and if so given, shall be given when directed to such stockholder’s electronic mail address unless the stockholder has notified the Corporation in writing or by electronic transmission of an objection to receiving notice by electronic mail or such notice is prohibited by Section 232(e) of the General Corporation Law of the State of Delaware (the “DGCL”). If notice is given by electronic mail, such notice shall comply with the applicable provisions of Sections 232(a) and 232(d) of the DGCL.

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(d) Notice may be given by other forms of electronic transmission with the consent of a stockholder in the manner permitted by Section 232(b) of the DGCL, and shall be deemed given as provided therein.

(e) An affidavit that notice has been given, executed by the Secretary of the Corporation, Assistant Secretary or any transfer agent or other agent of the Corporation, shall be prima facie evidence of the facts stated in the notice in the absence of fraud. Notice shall be deemed to have been given to all stockholders who share an address if notice is given in accordance with the “householding” rules set forth in Rule 14a-3(e) under the Securities Exchange Act of 1934 (the “Exchange Act”) and Section 233 of the DGCL.

(f) When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the place, if any, date and time thereof, and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken; provided, however, that if the adjournment is for more than 30 days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, the Board of Directors shall fix a new record date for notice of such adjourned meeting in accordance with Section 7.6(a), and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting.

Section 2.4 Organization.

(a) Unless otherwise determined by the Board of Directors, meetings of stockholders shall be presided over by the Chairman of the Board of Directors, or in his or her absence, by the President or, in his or her absence, by another person designated by the Board of Directors. The Secretary of the Corporation, or in his or her absence, an Assistant Secretary, or in the absence of the Secretary and all Assistant Secretaries, a person whom the chairman of the meeting shall appoint, shall act as secretary of the meeting and keep a record of the proceedings thereof.

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(b) The date and time of the opening and the closing of the polls for each matter upon which the stockholders shall vote at a meeting of stockholders shall be announced at the meeting. The Board of Directors may adopt such rules and regulations for the conduct of any meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairman of the meeting shall have the authority to adopt and enforce such rules and regulations for the conduct of any meeting of stockholders and the safety of those in attendance as, in the judgment of the chairman, are necessary, appropriate or convenient for the conduct of the meeting. Rules and regulations for the conduct of meetings of stockholders, whether adopted by the Board of Directors or by the chairman of the meeting, may include without limitation, establishing: (i) an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders entitled to vote at the meeting, their duly authorized and constituted proxies and such other persons as the chairman of the meeting shall permit; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; (v) limitations on the time allotted for consideration of each agenda item and for questions and comments by participants; (vi) regulations for the opening and closing of the polls for balloting and matters which are to be voted on by ballot (if any); and (vii) procedures (if any) requiring attendees to provide the Corporation advance notice of their intent to attend the meeting. Subject to any rules and regulations adopted by the Board of Directors, the chairman of the meeting may convene and, for any or no reason, from time to time, adjourn and/or recess any meeting of stockholders pursuant to Section 2.7. The chairman of the meeting, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall have the power to declare that a nomination or other business was not properly brought before the meeting if the facts warrant (including if a determination is made, pursuant to Section 2.10(c)(i) of these Bylaws, that a nomination or other business was not made or proposed, as the case may be, in accordance with Section 2.10 of these Bylaws), and if such chairman should so declare, such nomination shall be disregarded or such other business shall not be transacted.

Section 2.5 List of Stockholders. The Corporation shall prepare, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting; provided, however, that if the record date for determining the stockholders entitled to vote is less than 10 days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the 10th day before the meeting date. Such list shall be arranged in alphabetical order and shall show the address of each stockholder and the number of shares registered in the name of each stockholder. Nothing in this Section 2.5 shall require the Corporation to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting at least 10 days prior to the meeting: (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of meeting; or (b) during ordinary business hours at the principal place of business of the Corporation. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then a list of stockholders entitled to vote at the meeting shall be produced and kept at the time and place of the meeting during the whole time thereof and may be examined by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. Except as otherwise required by law, the stock ledger shall be the only evidence as to who are the stockholders entitled to examine the list of stockholders required by this Section 2.5 or to vote in person or by proxy at any meeting of stockholders.

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Section 2.6 Quorum. Except as otherwise required by law, the Certificate of Incorporation (including any Preferred Stock Designation) or these Bylaws, at any meeting of stockholders, a majority of the voting power of the stock outstanding and entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business; provided, however, that where a separate vote by a class or series or classes or series is required, a majority of the voting power of the stock of such class or series or classes or series outstanding and entitled to vote on that matter, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to such matter. If a quorum is not present or represented at any meeting of stockholders, then the chairman of the meeting, or a majority of the voting power of the stock present in person or represented by proxy at the meeting and entitled to vote thereon, shall have power to adjourn or recess the meeting from time to time in accordance with Section 2.7, until a quorum is present or represented. Subject to applicable law, if a quorum initially is present at any meeting of stockholders, the stockholders may continue to transact business until adjournment or recess, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, but if a quorum is not present at least initially, no business other than adjournment or recess may be transacted.

Section 2.7 Adjourned or Recessed Meeting. Any annual or special meeting of stockholders, whether or not a quorum is present, may be adjourned or recessed for any or no reason from time to time by the chairman of the meeting, subject to any rules and regulations adopted by the Board of Directors pursuant to Section 2.4(b). Any such meeting may be adjourned for any or no reason (and may be recessed if a quorum is not present or represented) from time to time by a majority of the voting power of the stock present in person or represented by proxy at the meeting and entitled to vote thereon. At any such adjourned or recessed meeting at which a quorum is present, any business may be transacted that might have been transacted at the meeting as originally called.

Section 2.8 Voting; Proxies.

(a) Except as otherwise required by law or the Certificate of Incorporation (including any Preferred Stock Designation), each holder of stock of the Corporation entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of such stock held of record by such holder that has voting power upon the subject matter in question.

(b) Except as otherwise required by law, the Certificate of Incorporation (including any Preferred Stock Designation), these Bylaws or any law, rule or regulation applicable to the Corporation or its securities, at each meeting of stockholders at which a quorum is present, all corporate actions to be taken by vote of the stockholders shall be authorized by the affirmative vote of at least a majority of the voting power of the stock present in person or represented by proxy and entitled to vote on the subject matter, and where a separate vote by a class or series or classes or series is required, if a quorum of such class or series or classes or series is present, such act shall be authorized by the affirmative vote of at least a majority of the voting power of the stock of such class or series or classes or series present in person or represented by proxy and entitled to vote on the subject matter. Voting at meetings of stockholders need not be by written ballot.

(c) Every stockholder entitled to vote for directors, or on any other matter, shall have the right to do so either in person or by one or more persons authorized to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the Corporation generally. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by delivering to the Secretary of the Corporation a revocation of the proxy or an executed new proxy bearing a later date.

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Section 2.9 Submission of Information by Director Nominees.

(a) To be eligible to be a nominee for election or re-election as a director of the Corporation, a person must deliver to the Secretary of the Corporation at the principal executive offices of the Corporation the following information:

(i) a written representation and agreement, which shall be signed by such person and pursuant to which such person shall represent and agree that such person: (A) acknowledges that as a director of the Corporation, the nominee will owe a fiduciary duty under Delaware law with respect to the Corporation and its stockholders, (B) consents to serving as a director if elected and (if applicable) to being named in the Corporation’s proxy statement and form of proxy as a nominee, and currently intends to serve as a director for the full term for which such person is standing for election; (C) is not and will not become a party to any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity: (1) as to how the person, if elected as a director, will act or vote on any issue or question that has not been disclosed to the Corporation; or (2) that could limit or interfere with the person’s ability to comply, if elected as a director, with such person’s fiduciary duties under applicable law; (D) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director or nominee in each case that has not been disclosed to the Corporation; and (E) if elected as a director, will comply with all of the Corporation’s corporate governance, conflict of interest, confidentiality, and stock ownership and trading policies and guidelines, and any other Corporation policies and guidelines applicable to directors (which will be promptly provided following a request therefor);

(ii) the name, age and business and residence addresses of the nominee;

(iii) the principal occupation or employment of the nominee;

(iv) the class, series, and number of shares of the Corporation’s capital stock that are held of record or are “beneficially owned” within the meaning of Rule 13d-3 under the Exchange Act by the nominee;

(v) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, hedging transactions, or any borrowing or lending of shares of stock) has been made, the effect or intent of which is to mitigate the loss to, manage risk of or benefit from changes in the stock price of any class of the Corporation’s capital stock, or to increase the voting power of, such nominee with respect to any share of stock of the Corporation;

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(vi) a description of all arrangements or understandings (including but not limited to any compensation or payment of money or property to (or from) the Proposing Stockholder and/or the nominee) between or among any of the Proposing Stockholder, each nominee and/or any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the Proposing Stockholder or relating to the nominee’s potential service on the Board of Directors;

(vii) any other information relating to the nominee that would be required to be disclosed about such nominee if proxies were being solicited for the election of the nominee as a director, or that is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act; and

(viii) all completed and signed questionnaires prepared by the Corporation (including those questionnaires required of the Corporation’s directors and any other questionnaire the Corporation determines is necessary or advisable to assess whether a nominee will satisfy any qualifications or requirements imposed by the Certificate of Incorporation or these Bylaws, any law, rule, regulation or listing standard that may be applicable to the Corporation, and the Corporation’s corporate governance policies and guidelines) (all the of the foregoing, “Questionnaires”). The Questionnaires will be promptly provided following a request therefor.

(b) A nominee for election or re-election as a director of the Corporation shall also provide to the Corporation such other information as it may reasonably request. The Corporation may request such additional information as necessary to permit the Corporation to determine the eligibility of such person to serve as a director of the Corporation, including information relevant to a determination whether such person can be considered an independent director.

Section 2.10 Notice of Stockholder Business and Nominations.

(a) Annual Meeting.

(i) Nominations of persons for election to the Board of Directors and the proposal of business other than nominations to be considered by the stockholders may be made at an annual meeting of stockholders only: (A) pursuant to the Corporation’s notice of meeting (or any supplement thereto); (B) by or at the direction of the Board of Directors (or any authorized committee thereof); or (C) by any Proposing Stockholder (as defined below) of the Corporation who is a stockholder of record at the time the notice provided for in this Section 2.10(a) is delivered to the Secretary of the Corporation, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 2.10(a). For the avoidance of doubt, the foregoing clause (C) shall be the exclusive means for a stockholder to make nominations or propose other business at an annual meeting of stockholders (other than a proposal included in the Corporation’s proxy statement pursuant to and in compliance with Rule 14a-8 under the Exchange Act). The term “Proposing Stockholder” shall mean, collectively: (i) the stockholder of record providing the notice of business proposed to be brought before an annual meeting or special meeting, (ii) the “beneficial owner” or “beneficial owners”, if different, on whose behalf the notice of the business proposed to be brought before the annual meeting is made (as such terms are defined in Rule 13d-3 under the Exchange Act), (iii) any “affiliate” or “associate” (as such terms are defined in Rule 12b-2 under the Exchange Act) of such stockholder or beneficial owner, and (iv) any members of any “group” with such stockholder within the meaning of Section 13(d) of the Exchange Act and any person acting in concert with such stockholder.

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(ii) For nominations or other business to be properly brought before an annual meeting by a Proposing Stockholder pursuant to clause (C) of the foregoing paragraph, the Proposing Stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and, in the case of business other than nominations, such business must be a proper subject for stockholder action. To be timely, a Proposing Stockholder’s notice must be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business (as defined in Section 2.10(c)(ii) below) on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, or if no annual meeting was held in the preceding year, notice by the Proposing Stockholder to be timely must be received not later than the close of business on the 10th day following the date on which public announcement (as defined in Section 2.10(c)(ii) below) of the date of such meeting is first made by the Corporation. In no event shall an adjournment or recess of an annual meeting, or a postponement of an annual meeting for which notice of the meeting has already been given to stockholders or a public announcement of the meeting date has already been made, commence a new time period (or extend any time period) for the giving of a Proposing Stockholder’s notice as provided above. The number of nominees a Proposing Stockholder may nominate for election at the annual meeting (or in the case of a Proposing Stockholder giving the notice on behalf of a beneficial owner, the number of nominees a Proposing Stockholder may nominate for election at the annual meeting on behalf of the beneficial owner) shall not exceed the number of directors to be elected at such annual meeting. Such Proposing Stockholder’s notice shall set forth:

(A) as to each person whom the Proposing Stockholder proposes to nominate for election or re-election as a director, the information required to be submitted by nominees pursuant to Section 2.9(a) above; provided, however, that, in addition to the information required in the Proposing Stockholder’s notice pursuant to this Section 2.10(a)(ii)(A), such person shall also provide the Corporation such other information that the Corporation may reasonably request and that is necessary to permit the Corporation to determine the eligibility of such person to serve as a director of the Corporation, including information relevant to a determination whether such person can be considered an independent director;

(B) as to any other business that the Proposing Stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the Bylaws of the Corporation, the language of the proposed amendment), the reasons for conducting such business at the meeting and any substantial interest (within the meaning of Item 5 of Schedule 14A under the Exchange Act) in such business or proposal of such Proposing Stockholder, including any anticipated benefit to the Proposing Stockholder therefrom;

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(C) as to the Proposing Stockholder giving the notice and each person that constitutes the relevant Proposing Shareholder (including the beneficial owner, if any, on whose behalf the nomination is made or the other business is proposed):

(1) the name and address of such Proposing Stockholder, as they appear on the Corporation’s books (and with respect to any Proposing Shareholder that is a stockholder of record of the Corporation, the name and address and records), and the name and address of such beneficial owner;

(2) the class or series and number of shares of stock of the Corporation which are owned of record by such Proposing Stockholder and such beneficial owner as of the date of the notice, and a representation that the Proposing Stockholder will notify the Corporation in writing within five business days after the record date for such meeting of the class or series and number of shares of stock of the Corporation owned of record by the Proposing Stockholder and such beneficial owner as of the record date for the meeting; and

(3) a representation that the Proposing Stockholder (or a qualified representative of the Proposing Stockholder) intends to appear at the meeting to make such nomination or propose such business;

(D) as to the Proposing Stockholder giving the notice or, if the notice is given on behalf of a beneficial owner on whose behalf the nomination is made or the other business is proposed, as to such beneficial owner, and if such Proposing Stockholder or beneficial owner is an entity, as to each director, executive, managing member or control person of such entity (any such individual or control person, a “control person”):

(1) the class or series and number of shares of stock of the Corporation which are beneficially owned (as defined in Section 2.10(c)(ii) below) by such Proposing Stockholder or any other beneficial owner and by any control person as of the date of the notice, and a representation that the Proposing Stockholder will notify the Corporation in writing within five business days after the record date for such meeting of the class or series and number of shares of stock of the Corporation beneficially owned by such Proposing Stockholder or other beneficial owner and by any control person as of the record date for the meeting;

(2) a description of any agreement, arrangement or understanding with respect to the nomination or other business between or among such Proposing Stockholder, other beneficial owner or control person and any other person, including without limitation any agreements that would be required to be disclosed pursuant to Item 5 or Item 6 of Exchange Act Schedule 13D (regardless of whether the requirement to file a Schedule 13D is applicable) and a representation that the Proposing Stockholder will notify the Corporation in writing within five business days after the record date for such meeting of any such agreement, arrangement or understanding in effect as of the record date for the meeting;

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(3) a description of any agreement, arrangement or understanding (including without limitation any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the Proposing Stockholder’s notice by, or on behalf of, such Proposing Stockholder, other beneficial owner or control person, the effect or intent of which is to mitigate loss, manage risk or benefit from changes in the share price of any class or series of the Corporation’s stock, or maintain, increase or decrease the voting power of the Proposing Stockholder, other beneficial owner or control person with respect to securities of the Corporation, and a representation that the Proposing Stockholder will notify the Corporation in writing within five business days after the record date for such meeting of any such agreement, arrangement or understanding in effect as of the record date for the meeting;

(4) a representation whether the Proposing Stockholder or the beneficial owner, if any, will engage in a solicitation with respect to the nomination or other business and, if so, the name of each participant in such solicitation (as defined in Item 4 of Schedule 14A under the Exchange Act) and whether such person intends or is part of a group which intends to deliver a proxy statement and/or form of proxy to holders of shares representing at least 50% of the voting power of the stock entitled to vote generally in the election of directors in the case of a nomination, or holders of at least the percentage of the Corporation’s stock required to approve or adopt the business to be proposed in the case of other business; and

(5) The investment strategy or objective, if any, of each such Proposing Stockholder who is not an individual and a copy of the prospectus, offering memorandum or similar document, if any, provided to investors or potential investors in such Proposing Stockholder.

(iii) Notwithstanding anything in Section 2.10(a)(ii) above or Section 2.10(b) below to the contrary, if the record date for determining the stockholders entitled to vote at any meeting of stockholders is different from the record date for determining the stockholders entitled to notice of the meeting, a stockholder’s notice required by this Section 2.10 shall set forth a representation that the stockholder will notify the Corporation in writing within five business days after the record date for determining the stockholders entitled to vote at the meeting, or by the opening of business on the date of the meeting (whichever is earlier), of the information required under clauses (ii)(C)(2) and (ii)(D)(1)-(3) of this Section 2.10(a), and such information when provided to the Corporation shall be current as of the record date for determining the stockholders entitled to vote at the meeting.

(iv) This Section 2.10(a) shall not apply to a proposal proposed to be made by a stockholder if the stockholder has notified the Corporation of his or her intention to present the proposal at an annual or special meeting only pursuant to and in compliance with Rule 14a-8 under the Exchange Act and such proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such meeting.

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(v) Notwithstanding anything in this Section 2.10(a) to the contrary, in the event that the number of directors to be elected to the Board of Directors at an annual meeting is increased and there is no public announcement by the Corporation naming all of the nominees for directors or specifying the size of the increased Board of Directors made by the Corporation at least 10 days prior to the last day a stockholder may deliver a notice in accordance with Section 2.10(a)(ii) above, a stockholder’s notice required by this Section 2.10(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation.

(b) Special Meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (i) by or at the direction of the Board of Directors (or any authorized committee thereof); or (ii) provided that one or more directors are required to be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time the notice provided for in this Section 2.10(b) is delivered to the Secretary of the Corporation, who is entitled to vote at the meeting and upon such election and who delivers notice thereof in writing setting forth the information required by Section 2.10(a) above and provides the additional information required by Section 2.9 above for the purpose of electing one or more directors to the Board of Directors, any stockholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting, if the notice required by this Section 2.10(b) shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the date on which public announcement of the date of the special meeting is first made by the Corporation. The number of nominees a stockholder may nominate for election at the special meeting (or in the case of a stockholder giving the notice on behalf of a beneficial owner, the number of nominees a stockholder may nominate for election at the annual meeting on behalf of such beneficial owner) shall not exceed the number of directors to be elected at such special meeting. In no event shall an adjournment, recess or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

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(c) General.

(i) Except as otherwise required by law, only such persons who are nominated in accordance with the procedures set forth in this Section 2.10 shall be eligible to be elected at any meeting of stockholders of the Corporation to serve as directors and only such other business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 2.10. Except as otherwise required by law, each of the Chairman of the Board of Directors, the Board of Directors or the chairman of the meeting shall have the power to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 2.10 (including whether a stockholder or beneficial owner solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies in compliance with such stockholder’s representation as required by clause (a)(ii)(D)(4) of this Section 2.10). If any proposed nomination or other business is not in compliance with this Section 2.10, then except as otherwise required by law, the chairman of the meeting shall have the power to declare that such nomination shall be disregarded or that such other business shall not be transacted. Notwithstanding the foregoing provisions of this Section 2.10, unless otherwise required by law, or otherwise determined by the Chairman of the Board of Directors, Board of Directors or the chairman of the meeting, if the stockholder does not provide the information required under Section 2.9 or clauses (a)(ii)(C)(2) and (a)(ii)(D)(1)-(3) of this Section 2.10 to the Corporation within the time frames specified herein, any such nomination shall be disregarded and any such other business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. Notwithstanding the foregoing provisions of this Section 2.10, unless otherwise required by law, or otherwise determined by the Chairman of the Board of Directors, Board of Directors or the chairman of the meeting, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or other business (whether pursuant to the requirements of these Bylaws or in accordance with Rule 14a-8 under the Exchange Act), such nomination shall be disregarded and such other business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. To be considered a qualified representative of a stockholder pursuant to the preceding sentence, a person must be a duly authorized officer, manager or partner of such stockholder or authorized by a writing executed by such stockholder (or a reliable reproduction of the writing) delivered to the Corporation prior to the making of such nomination or proposal at such meeting (and in any event not fewer than five days before the meeting) stating that such person is authorized to act for such stockholder as proxy at the meeting of stockholders.

(ii) For purposes of these Bylaws, the “close of business” shall mean 6:00 p.m. local time at the principal executive offices of the Corporation on any calendar day, whether or not the day is a business day, and for purposes of this Section 2.10, a “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act. For purposes of clause (a)(ii)(D)(1) of this Section 2.10, shares shall be treated as “beneficially owned” by a person if the person beneficially owns such shares, directly or indirectly, for purposes of Section 13(d) of the Exchange Act and Regulations 13D and 13G thereunder or has or shares pursuant to any agreement, arrangement or understanding (whether or not in writing): (A) the right to acquire such shares (whether such right is exercisable immediately or only after the passage of time or the fulfillment of a condition or both); (B) the right to vote such shares, alone or in concert with others; and/or (C) investment power with respect to such shares, including the power to dispose of, or to direct the disposition of, such shares.

(iii) Nothing in this Section 2.10 shall be deemed to affect any rights of the holders of any series of Preferred Stock to elect directors pursuant to any applicable provisions of the Certificate of Incorporation (including any Preferred Stock Designation).

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Section 2.11 Action by Written Consent. Except as otherwise provided for or fixed pursuant to the Certificate of Incorporation (including any Preferred Stock Designation), any action required or permitted to be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, are signed by the holders of the outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. To be effective, a written consent must be delivered to the Corporation by delivery to its registered agent in the State of Delaware. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested.

Section 2.12 Inspectors of Election. Before any meeting of stockholders, the Corporation may, and shall if required by law, appoint one or more inspectors of election to act at the meeting and make a written report thereof. Inspectors may be employees of the Corporation. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the chairman of the meeting may, and shall if required by law, appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. Inspectors need not be stockholders. No director or nominee for the office of director at an election shall be appointed as an inspector at such election.

Such inspectors shall:

(a) determine the number of shares outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effectof proxies and ballots;

(b) receive votes, ballots, or consents

(c) hear and determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors;

(d) count and tabulate all votes, ballots or consents;

(e) determine when the polls shall close;

(f) determine the result;

(g) certify their determination of the number of shares represented at the meeting, and their count of all votes and ballots; and

(h) do any other acts that may be proper to conduct the election or vote with fairness to all shareholders.

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Section 2.13 Meetings by Remote Communications. The Board of Directors may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication in accordance with Section 211(a)(2) of the DGCL. If authorized by the Board of Directors in its sole discretion, and subject to such guidelines and procedures as the Board of Directors may adopt, stockholders and proxyholders not physically present at a meeting of stockholders may, by means of remote communication: (a) participate in a meeting of stockholders; and (b) be deemed present in person and vote at a meeting of stockholders whether such meeting is to be held at a designated place or solely by means of remote communication, provided that: (i) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder; (ii) the Corporation shall implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings; and (iii) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation.

Section 2.14 Delivery to the Corporation. Whenever this Article II requires one or more persons (including a record or beneficial owner of stock) to deliver a document or information to the Corporation or any officer, employee or agent thereof (including any notice, request, questionnaire, revocation, representation or other document or agreement), such document or information shall be in writing exclusively (and not in an electronic transmission) and shall be delivered exclusively by hand (including, without limitation, overnight courier service) or by certified or registered mail, return receipt requested and the Corporation shall not be required to accept delivery of any document not in such written form or so delivered. For the avoidance of doubt, with respect to any notice from any stockholder of record or beneficial owner of the Corporation’s capital stock under the Certificate of Incorporation, these Bylaws or the DGCL, to the fullest extent permitted by law, the Corporation expressly opts out of Section 116 of the DGCL.

Article III

DIRECTORS

Section 3.1 Powers. Except as otherwise required by the DGCL or as provided in the Certificate of Incorporation (including any Preferred Stock Designation), the business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authorities these Bylaws expressly confer upon it, the Board of Directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law, the Certificate of Incorporation (including any Preferred Stock Designation) or these Bylaws required to be exercised or done by the stockholders.

Section 3.2 Number and Election. Except as otherwise provided for or fixed pursuant to the Certificate of Incorporation (including any Preferred Stock Designation), the Board of Directors shall consist of such number of directors as shall be determined from time to time solely by resolution adopted by the affirmative vote of a majority of the total number of directors then authorized (hereinafter referred to as the “Whole Board”). Notwithstanding the foregoing, the total number of directors shall initially be equal to the number of directors appointed by the incorporator.

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At any meeting of stockholders at which directors are to be elected, each nominee for election as a director in an uncontested election shall be elected if the number of votes cast for the nominee’s election exceeds the number of votes cast against the nominee’s election. In all director elections other than uncontested elections, the nominees for election as a director shall be elected by a plurality of the votes cast. For purposes of this Section 3.2, an “uncontested election” means any meeting of stockholders at which the number of candidates does not exceed the number of directors to be elected and with respect to which: (a) no stockholder has submitted notice of an intent to nominate a candidate for election at such meeting in accordance with Section 2.10; or (b) such a notice has been submitted, and on or before the fifth business day prior to the date that the Corporation files its definitive proxy statement relating to such meeting with the Securities and Exchange Commission (regardless of whether thereafter revised or supplemented), the notice has been: (i) withdrawn in writing to the Secretary of the Corporation; (ii) determined not to be a valid notice of nomination, with such determination to be made by the Board of Directors (or a committee thereof) pursuant to Section 2.10, or if challenged in court, by a final court order; or (iii) determined by the Board of Directors (or a committee thereof) not to create a bona fide election contest.

Each director shall hold office until the next election of directors and until his or her successor shall have been duly elected and qualified. Directors need not be stockholders unless so required by the Certificate of Incorporation (including any Preferred Stock Designation) or these Bylaws, wherein other qualifications for directors may be prescribed.

Section 3.3 Vacancies and Newly Created Directorships. Subject to the rights of the holders of any outstanding series of Preferred Stock, and unless otherwise required by law newly created directorships resulting from any increase in the authorized number of directors and any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filled solely by the affirmative vote of a majority of the remaining directors elected by the stockholders generally then in office, even though less than a quorum, or by the sole remaining director, and any director so chosen shall hold office until the next election of directors and until his or her successor shall have been duly elected and qualified. No decrease in the authorized number of directors shall shorten the term of any incumbent director.

Section 3.4 Resignations and Removal.

(a) Any director may resign at any time upon notice given in writing or by electronic transmission to the Board of Directors, the Chairman of the Board of Directors or the Secretary of the Corporation. Such resignation shall take effect upon delivery, unless the resignation specifies a later effective date or time or an effective date or time determined upon the happening of an event or events. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

(b) Except for such additional directors, if any, as are elected by the holders of any series of Preferred Stock as provided for or fixed pursuant to the Certificate of Incorporation (including any Preferred Stock Designation), and unless otherwise restricted by law, any director, or the entire Board of Directors, may be removed, with or without cause, by the affirmative vote of at least a majority of the voting power of the stock outstanding and entitled to vote thereon.

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Section 3.5 Regular Meetings. Regular meetings of the Board of Directors shall be held at such place or places, within or without the State of Delaware, on such date or dates and at such time or times, as shall have been established by the Board of Directors and publicized among all directors. A notice of each regular meeting shall not be required.

Section 3.6 Special Meetings. Special meetings of the Board of Directors for any purpose or purposes may be called at any time by the Chairman of the Board of Directors, the President or a majority of the directors then in office. The person or persons authorized to call special meetings of the Board of Directors may fix the place, within or without the State of Delaware, date and time of such meetings. Notice of each such meeting shall be given to each director, if by mail, addressed to such director at his or her residence or usual place of business, at least five days before the day on which such meeting is to be held, or shall be sent to such director by electronic transmission, or be delivered personally or by telephone, in each case at least 24 hours prior to the time set for such meeting. A notice of special meeting need not state the purpose of such meeting, and, unless indicated in the notice thereof, any and all business may be transacted at a special meeting.

Section 3.7 Participation in Meetings by Conference Telephone. Members of the Board of Directors, or of any committee thereof, may participate in a meeting of such Board of Directors or committee by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation shall constitute presence in person at such meeting.

Section 3.8 Quorum and Voting. Except as otherwise required by law, the Certificate of Incorporation or these Bylaws, a majority of the Whole Board shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, and the vote of a majority of the directors present at a duly held meeting at which a quorum is present shall be the act of the Board of Directors. The chairman of the meeting or a majority of the directors present may adjourn the meeting to another time and place whether or not a quorum is present. At any adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally called.

Section 3.9 Board of Directors Action by Written Consent Without a Meeting. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or any committee thereof, may be taken without a meeting, provided that all members of the Board of Directors or committee, as the case may be, consent in writing or by electronic transmission to such action. After an action is taken, the consent or consents relating thereto shall be filed with the minutes or proceedings of the Board of Directors or committee in the same paper or electronic form as the minutes are maintained. Any person (whether or not then a director) may provide, whether through instruction to an agent or otherwise, that a consent to action shall be effective at a future time (including a time determined upon the happening of an event), no later than 60 days after such instruction is given or such provision is made and such consent shall be deemed to have been given at such effective time so long as such person is then a director and did not revoke the consent prior to such time. Any such consent shall be revocable prior to its becoming effective.

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Section 3.10 Chairman of the Board. The Chairman of the Board shall preside at meetings of stockholders (unless otherwise determined by the Board of Directors) and at meetings of directors and shall perform such other duties as the Board of Directors may from time to time determine. If the Chairman of the Board is not present at a meeting of the Board of Directors, another director chosen by the Board of Directors shall preside.

Section 3.11 Rules and Regulations. The Board of Directors shall adopt such rules and regulations not inconsistent with the provisions of law, the Certificate of Incorporation or these Bylaws for the conduct of its meetings and management of the affairs of the Corporation as the Board of Directors shall deem proper.

Section 3.12 Fees and Compensation of Directors. Unless otherwise restricted by the Certificate of Incorporation, directors may receive such compensation, if any, for their services on the Board of Directors and its committees, and such reimbursement of expenses, as may be fixed or determined by resolution of the Board of Directors.

Section 3.13 Emergency Bylaws. In the event of any emergency, disaster or catastrophe, as referred to in Section 110 of the DGCL, or other similar emergency condition, as a result of which a quorum of the Board of Directors or a standing committee of the Board of Directors cannot readily be convened for action, then the director or directors in attendance at the meeting shall constitute a quorum. Such director or directors in attendance may further take action to appoint one or more of themselves or other directors to membership on any standing or temporary committees of the Board of Directors as they shall deem necessary and appropriate.

Article IV

COMMITTEES

Section 4.1 Committees of the Board of Directors. The Board of Directors may designate one or more committees, each such committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee to replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent permitted by law and provided in the resolution of the Board of Directors establishing such committee, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to the following matters: (a) approving or adopting, or recommending to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to stockholders for approval; or (b) adopting, amending or repealing any bylaw of the Corporation.

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Section 4.2 Meetings and Action of Committees. Unless the Board of Directors provides otherwise by resolution, any committee of the Board of Directors may adopt, alter and repeal such rules and regulations not inconsistent with the provisions of law, the Certificate of Incorporation or these Bylaws for the conduct of its meetings as such committee may deem proper. Except as otherwise required by law, the Certificate of Incorporation or these Bylaws, and except as otherwise provided in a resolution of the Board of Directors, a majority of the directors then serving on a committee shall constitute a quorum for the transaction of business by the committee; provided, however, that in no case shall a quorum be less than one-third of the total number of directors then constituting the committee. Unless the Certificate of Incorporation, these Bylaws or a resolution of the Board of Directors requires a greater number, the vote of a majority of the members of a committee present at a meeting at which a quorum is present shall be the act of the committee.

Article V

OFFICERS

Section 5.1 Officers. The officers of the Corporation shall consist of a President, a Chief Financial Officer, one or more Vice Presidents, a Secretary, a Treasurer, and such other officers as the Board of Directors may from time to time determine, each of whom shall be elected by the Board of Directors, each to have such authority, functions or duties as set forth in these Bylaws or as determined by the Board of Directors. Each officer shall be elected by the Board of Directors and shall hold office for such term as may be prescribed by the Board of Directors and until such person’s successor shall have been duly elected and qualified, or until such person’s earlier death, disqualification, resignation or removal. Any number of offices may be held by the same person; provided, however, that no officer shall execute, acknowledge or verify any instrument in more than one capacity if such instrument is required by law, the Certificate of Incorporation or these Bylaws to be executed, acknowledged or verified by two or more officers. The Board of Directors may require any officer, agent or employee to give security for the faithful performance of his or her duties.

Section 5.2 Compensation. The salaries of the officers of the Corporation and the manner and time of the payment of such salaries shall be fixed and determined by the Board of Directors or by a duly authorized officer and may be altered by the Board of Directors from time to time as it deems appropriate, subject to the rights, if any, of such officers under any contract of employment.

Section 5.3 Removal, Resignation and Vacancies. Any officer of the Corporation may be removed, with or without cause, by the Board of Directors or by a duly authorized officer, without prejudice to the rights, if any, of such officer under any contract to which it is a party. Any officer may resign at any time upon notice given in writing or by electronic transmission to the Corporation, without prejudice to the rights, if any, of the Corporation under any contract to which such officer is a party. If any vacancy occurs in any office of the Corporation, the Board of Directors may elect a successor to fill such vacancy for the remainder of the unexpired term and until a successor shall have been duly elected and qualified.

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Section 5.4 President. The President shall be the chief executive and operating officer of the Corporation, with general responsibility for the management and control of the operations of the Corporation, and shall report directly to the Board of Directors. The President shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as the Board of Directors may from time to time determine.

Section 5.5 Chief Financial Officer. The Chief Financial Officer shall exercise all the powers and perform the duties of the office of the chief financial officer and in general have overall supervision of the financial operations of the Corporation. The Chief Financial Officer shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as the Board of Directors or the President may from time to time determine.

Section 5.6 Vice Presidents. Each Vice President shall have such powers and duties as shall be prescribed by his or her superior officer, or the President. A Vice President shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as the Board of Directors, the President or another duly authorized officer may from time to time determine.

Section 5.7 Treasurer. The Treasurer shall supervise and be responsible for all the funds and securities of the Corporation, the deposit of all moneys and other valuables to the credit of the Corporation in depositories of the Corporation, borrowings and compliance with the provisions of all indentures, agreements and instruments governing such borrowings to which the Corporation is a party, the disbursement of funds of the Corporation and the investment of its funds, and in general shall perform all of the duties incident to the office of the Treasurer. The Treasurer shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as the Board of Directors, the President or the Chief Financial Officer may from time to time determine.

Section 5.8 Secretary. The powers and duties of the Secretary are: (i) to act as Secretary at all meetings of the Board of Directors, of the committees of the Board of Directors and of the stockholders and to record the proceedings of such meetings in a book or books to be kept for that purpose; (ii) to see that all notices required to be given by the Corporation are duly given and served; (iii) to act as custodian of the seal of the Corporation and affix the seal or cause it to be affixed to all certificates of stock of the Corporation and to all documents, the execution of which on behalf of the Corporation under its seal is duly authorized in accordance with the provisions of these Bylaws; (iv) to have charge of the books, records and papers of the Corporation and see that the reports, statements and other documents required by law to be kept and filed are properly kept and filed; and (v) to perform all of the duties incident to the office of Secretary. The Secretary shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as the Board of Directors or the President may from time to time determine.

Section 5.9 Additional Matters. The President and the Chief Financial Officer of the Corporation shall have the authority to designate employees of the Corporation to have the title of Vice President, Assistant Vice President, Assistant Treasurer or Assistant Secretary. Any employee so designated shall have the powers and duties determined by the officer making such designation. The persons upon whom such titles are conferred shall not be deemed officers of the Corporation unless elected by the Board of Directors.

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Section 5.10 Checks; Drafts; Evidences of Indebtedness. From time to time, the Board of Directors shall determine the method, and designate (or authorize officers of the Corporation to designate) the person or persons who shall have authority, to sign or endorse all checks, drafts, other orders for payment of money and notes, bonds, debentures or other evidences of indebtedness that are issued in the name of or payable by the Corporation, and only the persons so authorized shall sign or endorse such instruments.

Section 5.11 Corporate Contracts and Instruments; How Executed. Except as otherwise provided in these Bylaws, the Board of Directors may determine the method, and designate (or authorize officers of the Corporation to designate) the person or persons who shall have authority to enter into any contract or execute any instrument in the name of and on behalf of the Corporation. Such authority may be general or confined to specific instances. Unless so authorized, or within the power incident to a person’s office or other position with the Corporation, no person shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

Section 5.12 Signature Authority. Unless otherwise determined by the Board of Directors or otherwise provided by law or these Bylaws, contracts, evidences of indebtedness and other instruments or documents of the Corporation may be executed, signed or endorsed: (i) by the President; or (ii) by the Chief Financial Officer, any Vice President, Treasurer or Secretary, in each case only with regard to such instruments or documents that pertain to or relate to such person’s duties or business functions.

Section 5.13 Action with Respect to Securities of Other Corporations or Entities. The President or any other officer of the Corporation authorized by the Board of Directors or the President is authorized to vote, represent, and exercise on behalf of the Corporation all rights incident to any and all shares or other equity interests of any other corporation or entity or corporations or entities, standing in the name of the Corporation. The authority herein granted may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by the person having such authority.

Section 5.14 Delegation. The Board of Directors may from time to time delegate the powers or duties of any officer to any other officers or agents, notwithstanding the foregoing provisions of this Article V.

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Article VI

INDEMNIFICATION AND ADVANCEMENT OF EXPENSES

Section 6.1 Right to Indemnification.

(a) Each person who was or is a party or is threatened to be made a party to, or was or is otherwise involved in, any action, suit, arbitration, alternative dispute resolution mechanism, investigation, inquiry, judicial, administrative or legislative hearing, or any other threatened, pending or completed proceeding, whether brought by or in the right of the Corporation or otherwise, including any and all appeals, whether of a civil, criminal, administrative, legislative, investigative or other nature (hereinafter a “proceeding”), by reason of the fact that he or she is or was a director or an officer of the Corporation or while a director or officer of the Corporation is or was serving at the request of the Corporation as a director, officer, employee, agent or trustee of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an “indemnitee”), or by reason of anything done or not done by him or her in any such capacity, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended, against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes, penalties and amounts paid in settlement by or on behalf of the indemnitee) actually and reasonably incurred by such indemnitee in connection therewith, all on the terms and conditions set forth in these Bylaws; provided, however, that, except as otherwise required by law or provided in Section 6.3 with respect to suits to enforce rights under this Article VI, the Corporation shall indemnify any such indemnitee in connection with a proceeding, or part thereof, voluntarily initiated by such indemnitee (including claims and counterclaims, whether such counterclaims are asserted by: (i) such indemnitee; or (ii) the Corporation in a proceeding initiated by such indemnitee) only if such proceeding, or part thereof, was authorized or ratified by the Board of Directors.

(b) To receive indemnification under this Section 6.1, an indemnitee shall submit a written request to the Secretary of the Corporation. Such request shall include documentation or information that is necessary to determine the entitlement of the indemnitee to indemnification and that is reasonably available to the indemnitee. Upon receipt by the Secretary of the Corporation of such a written request, the entitlement of the indemnitee to indemnification shall be determined by the following person or persons who shall be empowered to make such determination, as selected by the Board of Directors (except with respect to clause (v) of this Section 6.1(b)): (i) the Board of Directors by a majority vote of the directors who are not parties to such proceeding, whether or not such majority constitutes a quorum; (ii) a committee of such directors designated by a majority vote of such directors, whether or not such majority constitutes a quorum; (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion to the Board of Directors, a copy of which shall be delivered to the indemnitee; or (iv) the stockholders of the Corporation; or (v) in the event that a change of control (as defined below) has occurred, by independent legal counsel in a written opinion to the Board of Directors, a copy of which shall be delivered to the indemnitee. The determination of entitlement to indemnification shall be made and, unless a contrary determination is made, such indemnification shall be paid in full by the Corporation not later than 60 days after receipt by the Secretary of the Corporation of a written request for indemnification. For purposes of this Section 6.1(b), a “change of control” will be deemed to have occurred if, with respect to any particular 24-month period, the individuals who, at the beginning of such 24-month period, constituted the Board of Directors (the “incumbent board”), cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that any individual becoming a director subsequent to the beginning of such 24-month period whose election, or nomination for election by the stockholders of the Corporation, was approved by a vote of at least a majority of the directors then comprising the incumbent board shall be considered as though such individual were a member of the incumbent board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board of Directors.

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Section 6.2 Right to Advancement of Expenses.

(a) In addition to the right to indemnification conferred in Section 6.1, an indemnitee shall, to the fullest extent permitted by law, also have the right to be paid by the Corporation the expenses (including attorneys’ fees) incurred in defending any proceeding in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that an advancement of expenses shall be made only upon delivery to the Corporation of an undertaking (hereinafter an “undertaking”), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision of a court of competent jurisdiction from which there is no further right to appeal (hereinafter a “final adjudication”) that such indemnitee is not entitled to be indemnified for such expenses under this Article VI or otherwise.

(b) To receive an advancement of expenses under this Section 6.2, an indemnitee shall submit a written request to the Secretary of the Corporation. Such request shall reasonably evidence the expenses incurred by the indemnitee and shall include or be accompanied by the undertaking required by Section 6.2(a). Each such advancement of expenses shall be made within 20 days after the receipt by the Secretary of the Corporation of a written request for advancement of expenses.

(c) Notwithstanding the foregoing Section 6.2(a), the Corporation shall not make or continue to make advancements of expenses to an indemnitee (except by reason of the fact that the indemnitee is or was a director of the Corporation, in which event this Section 6.2(c) shall not apply) if a determination is reasonably made that the facts known at the time such determination is made demonstrate clearly and convincingly that the indemnitee acted in bad faith or in a manner that the indemnitee did not reasonably believe to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal proceeding, that the indemnitee had reasonable cause to believe his or her conduct was unlawful. Such determination shall be made: (i) by the Board of Directors by a majority vote of directors who are not parties to such proceeding, whether or not such majority constitutes a quorum; (ii) by a committee of such directors designated by a majority vote of such directors, whether or not such majority constitutes a quorum; or (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion to the Board of Directors, a copy of which shall be delivered to the indemnitee.

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Section 6.3 Right of Indemnitee to Bring Suit. If a request for indemnification under Section 6.1 is not paid in full by the Corporation within 60 days, or if a request for an advancement of expenses under Section 6.2 is not paid in full by the Corporation within 20 days, after a written request has been received by the Secretary of the Corporation, the indemnitee may at any time thereafter bring suit against the Corporation in a court of competent jurisdiction in the State of Delaware seeking an adjudication of entitlement to such indemnification or advancement of expenses. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit to the fullest extent permitted by law. In any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that the indemnitee has not met any applicable standard of conduct for indemnification set forth in the DGCL. Further, in any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that the indemnitee has not met any applicable standard of conduct for indemnification set forth in the DGCL. Neither the failure of the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under applicable law, this Article VI or otherwise shall be on the Corporation.

Section 6.4 Non-Exclusivity of Rights. The rights to indemnification and to the advancement of expenses conferred in this Article VI shall not be exclusive of any other right which any person may have or hereafter acquire under any law, agreement, vote of stockholders or disinterested directors, provisions of a certificate of incorporation or bylaws, or otherwise.

Section 6.5 Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.

Section 6.6 Indemnification of Employees and Agents of the Corporation. The Corporation may, to the extent and in the manner permitted by law, and to the extent authorized from time to time, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation.

Section 6.7 Nature of Rights. The rights conferred upon indemnitees in this Article VI shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director or officer and shall inure to the benefit of the indemnitee’s heirs, executors and administrators. Any amendment, alteration or repeal of this Article VI that adversely affects any right of an indemnitee or its successors shall be prospective only and shall not limit or eliminate any such right with respect to any proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to such amendment, alteration or repeal.

Section 6.8 Settlement of Claims. Notwithstanding anything in this Article VI to the contrary, the Corporation shall not be liable to indemnify any indemnitee under this Article VI for any amounts paid in settlement of any proceeding effected without the Corporation’s written consent, which consent shall not be unreasonably withheld.

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Section 6.9 Subrogation. In the event of payment under this Article VI, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the indemnitee (excluding insurance obtained on the indemnitee’s own behalf), and the indemnitee shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Corporation effectively to bring suit to enforce such rights.

Section 6.10 Miscellaneous. If any provision or provisions of this Article VI shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law: (a) the validity, legality and enforceability of such provision in any other circumstance and of the remaining provisions of this Article VI (including, without limitation, all portions of any paragraph of this Article VI containing any such provision held to be invalid, illegal or unenforceable, that are not by themselves invalid, illegal or unenforceable) and the application of such provision to other persons or entities or circumstances shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Article VI (including, without limitation, all portions of any paragraph of this Article VI containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent of the parties that the Corporation provide protection to the indemnitee to the fullest extent set forth in this Article VI. Any reference to an officer of the Corporation in this Article VI shall be deemed to refer exclusively to the President, the Chief Financial Officer, the Treasurer, the Secretary, or an Assistant Treasurer or Assistant Secretary appointed pursuant to Article V of these Bylaws, and any reference to an officer of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise shall be deemed to refer exclusively to an officer appointed by the board of directors (or equivalent governing body) of such other entity pursuant to the certificate of incorporation and the bylaws (or equivalent organizational documents) of such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise. The fact that any person who is or was an employee of the Corporation or an employee of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise has been given or has used the title of “vice president” or any other title that could be construed to suggest or imply that such person is or may be an officer of the Corporation or of such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise shall not result in such person being constituted as, or being deemed to be, an officer of the Corporation or of such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise for purposes of this Article VI.

Article VII

CAPITAL STOCK

Section 7.1 Certificates of Stock. The shares of the Corporation shall be represented by certificates; provided, however, that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Every holder of stock represented by certificates shall be entitled to have a certificate signed by or in the name of the Corporation by any two authorized officers of the Corporation, including, without limitation, the President, the Chief Financial Officer, the Treasurer, the Secretary, or an Assistant Treasurer or Assistant Secretary, of the Corporation certifying the number of shares owned by such holder in the Corporation. Any or all such signatures may be facsimiles. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

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Section 7.2 Special Designation on Certificates. If the Corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the DGCL, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Within a reasonable time after the issuance or transfer of uncertificated stock, the registered owner thereof shall be given a notice, in writing or by electronic transmission, containing the information required to be set forth or stated on certificates pursuant to this Section 7.2 or Sections 151, 156, 202(a) or 218(a) of the DGCL or with respect to this Section 7.2 and Section 151 of the DGCL a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Except as otherwise expressly provided by law, the rights and obligations of the holders of uncertificated stock and the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.

Section 7.3 Transfers of Stock. Transfers of shares of stock of the Corporation shall be made only on the books of the Corporation upon authorization by the registered holder thereof or by such holder’s attorney thereunto authorized by a power of attorney duly executed and filed with the Secretary of the Corporation or a transfer agent for such stock, and if such shares are represented by a certificate, upon surrender of the certificate or certificates for such shares properly endorsed or accompanied by a duly executed stock transfer power and the payment of any taxes thereon; provided, however, that the Corporation shall be entitled to recognize and enforce any lawful restriction on transfer. Transfers may also be made in any manner authorized by the Corporation (or its authorized transfer agent) and permitted by Section 224 of the DGCL.

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Section 7.4 Lost Certificates. The Corporation may issue a new share certificate or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate or the owner’s legal representative to give the Corporation a bond (or other adequate security) sufficient to indemnify it against any claim that may be made against it (including any expense or liability) on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares. The Board of Directors may adopt such other provisions and restrictions with reference to lost certificates, not inconsistent with applicable law, as it shall in its discretion deem appropriate.

Section 7.5 Registered Stockholders. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise required by law.

Section 7.6 Record Date for Determining Stockholders.

(a) In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjourned meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall, unless otherwise required by law, not be more than 60 nor less than 10 days before the date of such meeting. If the Board of Directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjourned meeting; provided, however, that the Board of Directors may fix a new record date for the determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance herewith at the adjourned meeting.

(b) In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than 60 days prior to such action. If no such record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

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(c) Unless otherwise restricted by the Certificate of Incorporation (including any Preferred Stock Designation), in order that the Corporation may determine the stockholders entitled to express consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action of the Board of Directors is required by law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken was delivered to the Corporation in accordance with Section 2.11. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, if prior action by the Board of Directors is required by law, shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

Section 7.7 Regulations. To the extent permitted by applicable law, the Board of Directors may make such additional rules and regulations as it may deem expedient concerning the issue, transfer and registration of shares of stock of the Corporation.

Section 7.8 Waiver of Notice. Whenever notice is required to be given under any provision of the DGCL or the Certificate of Incorporation or these Bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, the Board of Directors or a committee of the Board of Directors need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the Certificate of Incorporation or these Bylaws.

Article VIII

GENERAL MATTERS

Section 8.1 Fiscal Year. The fiscal year of the Corporation shall begin on the first day of January of each year and end on the last day of December of the same year, or shall extend for such other 12 consecutive months as the Board of Directors may designate.

Section 8.2 Corporate Seal. The Board of Directors may provide a suitable seal, containing the name of the Corporation, which seal shall be in the charge of the Secretary of the Corporation. If and when so directed by the Board of Directors or a committee thereof, duplicates of the seal may be kept and used by the Treasurer or by an Assistant Secretary or Assistant Treasurer.

Section 8.3 Reliance Upon Books, Reports and Records. Each director and each member of any committee designated by the Board of Directors shall, in the performance of his or her duties, be fully protected in relying in good faith upon the books of account or other records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, or committees of the Board of Directors so designated, or by any other person as to matters which such director or committee member reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

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Section 8.4 Subject to Law and Certificate of Incorporation. All powers, duties and responsibilities provided for in these Bylaws, whether or not explicitly so qualified, are qualified by the Certificate of Incorporation (including any Preferred Stock Designation) and applicable law.

Article IX

AMENDMENTS

Section 9.1 Amendments. In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, but subject to the terms of any series of Preferred Stock then outstanding, the Board of Directors is expressly authorized to adopt, amend or repeal these Bylaws. Except as otherwise provided in the Certificate of Incorporation (including the terms of any Preferred Stock Designation that require an additional vote) or these Bylaws, and in addition to any requirements of law, the affirmative vote of at least a majority of the voting power of the stock outstanding and entitled to vote thereon, voting together as a single class, shall be required for the stockholders to adopt, amend or repeal, or adopt any provision inconsistent with, any provision of these Bylaws.

The foregoing Bylaws were adopted by the Board of Directors on ___________, ____.

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ANNUAL MEETING OF SHAREHOLDERS OF

ONCOCYTE CORPORATION

June 17, 2020

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20630303030000001000 7 061720

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS NUMBER 2, 3, 4 AND 5. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. ELECTION OF DIRECTORS:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ RONALD ANDREWS
- ○ ANDREW ARNO
- ○ MELINDA GRIFFITH
- ○ ALFRED D. KINGSLEY
- ○ ANDREW J. LAST
- ○ CAVAN REDMOND

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

	FOR	AGAINST	ABSTAIN
2. RATIFYING APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS	☐	☐	☐
3. APPROVAL OF CHANGE OF STATE OF INCORPORATION TO DELAWARE THROUGH MERGER WITH NEWLY FORMED DELAWARE SUBSIDIARY	☐	☐	☐
4. APPROVAL OF AMENDMENT OF ARTICLES OF INCORPORATION TO INCREASE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 150,000,000 SHARES	☐	☐	☐
5. APPROVAL OF MOTION TO ADJOURN MEETING TO SOLICIT ADDITIONAL PROXIES	☐	☐	☐

I WISH TO ATTEND AND VOTE SHARES AT MEETING ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ______ Date: ______ Signature of Shareholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF SHAREHOLDERS OF

ONCOCYTE CORPORATION

June 17, 2020

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

ONLINE AT THE MEETING - The company will be hosting the meeting online live via the Internet this year. To attend the meeting via the Internet please visit www ______________ and be sure to have available the control number.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20630303030000001000 7 061720

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS NUMBER 2, 3, 4 AND 5. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. ELECTION OF DIRECTORS:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ RONALD ANDREWS
- ○ ANDREW ARNO
- ○ MELINDA GRIFFITH
- ○ ALFRED D. KINGSLEY
- ○ ANDREW J. LAST
- ○ CAVAN REDMOND

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

	FOR	AGAINST	ABSTAIN
2. RATIFYING APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS	☐	☐	☐
3. APPROVAL OF CHANGE OF STATE OF INCORPORATION TO DELAWARE THROUGH MERGER WITH NEWLY FORMED DELAWARE SUBSIDIARY	☐	☐	☐
4. APPROVAL OF AMENDMENT OF ARTICLES OF INCORPORATION TO INCREASE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 150,000,000 SHARES	☐	☐	☐
5. APPROVAL OF MOTION TO ADJOURN MEETING TO SOLICIT ADDITIONAL PROXIES	☐	☐	☐

I WISH TO ATTEND AND VOTE SHARES AT MEETING ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ______ Date: ______ Signature of Shareholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

ONCOCYTE CORPORATION

ANNUAL MEETING OF SHAREHOLDERS

June 17, 2020

The undersigned appoints Cavan Redmond and Ronald Andrews, and each of them, with full power of substitution, as the undersigned's lawful agent and proxy to attend the Annual Meeting of Shareholders of OncoCyte Corporation on June 17, 2020 and any adjournment thereof and to represent and vote all OncoCyte Corporation common shares standing in the name of the undersigned upon the books of the corporation.

Shares represented by this proxy will be voted in accordance with the instructions of the undersigned specified below. If this card contains no specific voting instructions the undersigned's shares will be voted FOR the election of directors, and FOR proposals 2, 3, 4 and 5. This proxy also authorizes each of the persons named above to vote at his discretion on (1) any other matter that the Board of Directors did not know, a reasonable time before the mailing of the notice of annual meeting, would be presented at the meeting, and (2) matters incidental to the conduct of the meeting.

(Continued and to be signed on the reverse side.)

1.1

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